CONFIDENTIAL

                                 ACQUISITION OF
                             ROLLER BEARING COMPANY
                                OF AMERICA, INC.

                                 MARCH 31, 1992
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                                                                  EXECUTION COPY

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                      AGREEMENT AND PLAN OF REORGANIZATION

                              DATED MARCH 31, 1992,

                                      AMONG

                    ROLLER BEARING COMPANY OF AMERICA, INC.,

                    ROLLER BEARING ACQUISITION COMPANY, INC.

                     ROLLER BEARING HOLDING COMPANY, INC.,

                                       AND

           THE STOCKHOLDERS OF ROLLER BEARING COMPANY OF AMERICA, INC.

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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

ARTICLE I           GENERAL ................................................   1
  1.1.              The Merger .............................................   1
  1.2.              The Effective Time of the Merger .......................   2
  1.3.              Effect of Merger .......................................   2
  1.4.              Charter and By-Laws of Surviving Corporation ...........   2
  1.5.              Taking of Necessary Action; Further
                         Assurances ........................................   3

ARTICLE II          PURCHASE OF SHARES; EFFECT OF MERGER ON
                         CAPITAL STOCK AND OTHER SECURITIES OF
                         CONSTITUENT CORPORATIONS; ETC .....................   3
  2.1.              Purchase of Shares .....................................   3
  2.2.              Effect of Merger on Securities .........................   3
  2.3.              Exchange of Certificates; Delivery of Funds ............   4
  2.4.              Deposit into Escrow ....................................   5
  2.5.              Exercise of Warrants and Exchange of Options ...........   5
  2.6.              Authorization of the Merger, this Agreement
                         and the Agreement of Merger .......................   6
  2.7.              After the Effective Time ...............................   6

ARTICLE III         REPRESENTATIONS AND WARRANTIES .........................   6
  3.1.              Several Representations and Warranties of
                         Each Stockholder ..................................   6
            (a)     Title to the Shares ....................................   6
            (b)     Organization, Good Standing and Power ..................   7
            (c)     Authority ..............................................   7
            (d)     Investment Representations .............................   7
  3.2.              Representations and Warranties of the
                         Stockholders and RBC ..............................   8
            (a)     Organization; Good Standing; Qualification
                         and Power .........................................   8
            (b)     Authority ..............................................   9
            (c)     Capital Structure ......................................   9
            (d)     Equity Investments .....................................  10
            (e)     Financial Information ..................................  10
            (f)     Absence of Undisclosed Liabilities .....................  11
            (g)     Absence of Changes .....................................  11
            (h)     Title to Assets, Properties and Rights and
                         Related Matters ...................................  13
            (i)     Agreements, Etc ........................................  13
            (j)     Compliance; Governmental Authorization .................  15
            (k)     Litigation, Etc ........................................  15
            (l)     Tax ....................................................  16
            (m)     ERISA ..................................................  18
            (n)     Environmental Matters ..................................  19
            (o)     Intellectual Property ..................................  22
            (p)     Labor Relations; Employees .............................  23
            (q)     Insurance ..............................................  23

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                                                                            Page
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            (r)     Brokers ................................................  23
            (s)     Material Adverse Effect ................................  23
            (t)     Depositions, Powers of Attorney ........................  23
            (u)     Government Contracts ...................................  23
            (v)     Disclosure .............................................  24

ARTICLE IV          REPRESENTATIONS AND WARRANTIES OF THE BUYER
                         AND THE ACQUISITION CORPORATION ...................  24
  4.1.              Representations and Warranties of the Buyer
                         and the Acquisition Corporation ...................  24
            (a)     Organization; Good Standing; and Power .................  24
            (b)     Authority ..............................................  24
            (c)     Authorization of Buyer's Preferred Stock ...............  26
            (d)     Capital Structure ......................................  26
            (e)     No Prior Activities; Pro Forma Balance Sheet ...........  26
            (f)     Brokers' or Finders' Fees ..............................  26
            (g)     Nonforeign Status ......................................  26

ARTICLE V           CONDITIONS PRECEDENT ...................................  27
  5.1.              Conditions to Each Party's Obligations .................  27
            (a)     Legal Action ...........................................  27
            (b)     Legislation ............................................  27
  5.2.              Conditions to Obligations of the Buyer and
                         the Acquisition Corporation .......................  27
            (a)     Representations and Warranties .........................  27
            (b)     Performance of Obligations .............................  27
            (c)     Authorization of Merger ................................  27
            (d)     Termination of Management Agreements. ..................  28
            (e)     Escrow Agreement .......................................  28
            (f)     Consents ...............................................  28
            (g)     Defense Contracts ......................................  28
            (h)     Opinion of Counsel .....................................  28
  5.3.              Conditions to Obligations of RBC and the
                         Stockholders ......................................  28
            (a)     Representations and Warranties .........................  28
            (b)     Performance of Obligations of the Buyer and
                         the Acquisition Corporation .......................  28
            (c)     Authorization of Merger ................................  29
            (d)     Issuance of Preferred Stock ............................  29
            (e)     Satisfaction of Indebtedness ...........................  29
            (f)     Escrow Agreement .......................................  29
            (g)     Exchange Agreements ....................................  29
            (h)     Consents ...............................................  29
            (i)     Defense Contracts ......................................  29
            (j)     Opinion of Counsel .....................................  29

ARTICLE VI          CLOSING ................................................  30

ARTICLE VII         ADDITIONAL AGREEMENTS ..................................  30
  7.1.              Officer and Director Indemnification ...................  30
  7.2.              Noncompetition .........................................  30

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                                                                            Page
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  7.3.              Information Rights .....................................  30
  7.4.              Restrictions on Transfer of the Buyer's
                         Preferred Stock ...................................  31
  7.5.              Repurchase of Buyer's Preferred Stock ..................  33
  7.6.              Mandatory Sale .........................................  34

ARTICLE VIII        SURVIVAL AND INDEMNIFICATION ...........................  34
  8.1.              Survival of Representations and Warranties .............  34
  8.2.              Indemnification ........................................  35
                    8.2.1.  Definitions ....................................  35
                    8.2.2.  Indemnification ................................  35
                    8.2.3.  Procedure for Claims by Parties ................  37
                    8.2.4.  Third Party Claims .............................  37
                    8.2.5.  Limitations on Indemnification .................  38
                    8.2.6.  Limitation of Remedies .........................  39

ARTICLE IX          MISCELLANEOUS ..........................................  40
  9.1.              Expenses; Transfer Taxes; Etc. .........................  40
  9.2.              Parties in Interest ....................................  40
  9.3.              Entire Agreement; Amendments ...........................  40
  9.4.              Headings ...............................................  40
  9.5.              Notices ................................................  40
  9.6.              Publicity ..............................................  41
  9.7.              Counterparts ...........................................  42
  9.8.              Governing Law ..........................................  42
  9.9.              Gender .................................................  42
  9.10.             Waivers ................................................  42

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                                   ATTACHMENTS

ANNEX I       -    Stockholders
ANNEX II      -    Merger Consideration

EXHIBITS

EXHIBIT A     -    Agreement of Merger
EXHIBIT B     -    Escrow Agreement
EXHIBIT C     -    Opinions of Counsel to RBC and certain Stockholders
EXHIBIT D     -    Exchange Agreements
EXHIBIT E     -    Opinion of Gibson, Dunn & Crutcher

SCHEDULES

 3.1(a)       -    Title to Shares
 3.1(c)       -    Authority (Stockholders)
 3.2(b)       -    Authority (RBC)
 3.2(c)       -    Capital Structure
 3.2(e)       -    Financial Information
 3.2(f)            Absence of Undisclosed Liabilities
 3.2(g)       -    Absence of Changes
 3.2(h)       -    Title to Assets, Properties and Rights and Related
                   Matters
 3.2(i)       -    Agreements
 3.2(j)       -    Compliance; Governmental Authorities
 3.2(k)       -    Litigation
 3.2(l)       -    Tax Matters
 3.2(m)       -    ERISA
 3.2(n)       -    Environmental Reports
 3.2(o)       -    Intellectual Property
 3.2(p)       -    Labor Relations; Employees
 3.2(q)       -    Insurance
 4.1(b)       -    Authority (Buyer)
 4.1(d)       -    Buyer's Capital Structure
 4.1(e)       -    Balance Sheet of Buyer
 4.1(f)       -    Brokers' or Finders' Fees

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                               CERTAIN DEFINITIONS

                  The following terms used in this Agreement are defined in the following Sections:

                                                                   Section or
  Term                                                            Other Location
  ----                                                            --------------

AC Common Stock                                                  2.2(a)
Acquisition Corporation                                          Caption
Affiliate                                                        3.2(g) (vii)
Agreement                                                        First Paragraph
Allotted Shares                                                  7.4
Agreement of Merger                                              First Paragraph
Asserted Liability                                               8.2.4
Balance Sheet                                                    3.2
Buyer                                                            Caption
Buyer Indemnified Persons                                        8.2.1
Buyer's Common Stock                                             2.2(a)
Buyer's Preferred Stock                                          2.1(c) (ii)
Cash Consideration                                               2.2(a)
Claims Notice                                                    8.2.4
Class A Common Stock                                             First Paragraph
Class B Common Stock                                             First Paragraph
Closing                                                          Article VI
Closing Date                                                     Article VI
Code                                                             3.2(l)
Company Property                                                 3.2(n)
Company Option Period                                            7.4
Company Rejected Shares                                          7.4
Constituent Corporations                                         1.1
Contracts                                                        3.2(i)
Delaware Statute                                                 First Paragraph
Effective Time                                                   1.2
Employee                                                         3.2(m)
Employee Plan                                                    3.2(m)
Encumbrances                                                     3.1(a)
Environmental Damages                                            3.2(n)
Environmental Reports                                            3.2(n)
Environmental Requirement                                        3.2(n)
ERISA                                                            3.2(m)
ERISA Affiliate                                                  3.2(m)
Escrow Account                                                   2.3
Escrow Agreement                                                 5.2(e)
Escrow Deposit Box                                               2.3
Evaluation Material                                              5.1(b)
Event of Buyer Indemnification                                   8.2.1
Event of Stockholder Indemnification                             8.2.1
Exchange Agreements                                              5.3(g)
Financial Statements                                             3.2(e)
Financing Commitments                                            5.2(d)
Former Employee                                                  3.2(m)

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GAAP                                                             3.2(e) (ii)
Hazardous Substances                                             3.2(n)
Indemnifying Party                                               8.2.4
Indemnitee                                                       8.2.4
Intellectual Property                                            3.2(o)
Losses                                                           8.2.1
Material Adverse Effect                                          3.2(s)
Merger                                                           1.1
Multiemployer Plan                                               3.2(m)
OPI                                                              5.2(d)
Option Notice                                                    7.4
Other Preferred Stockholders                                     7.4
Other Preferred Stockholders' Option Period                      7.4
Per Common Share Cash Consideration                              2.2(a)
Per Common Share Preferred
  Stock Consideration                                            2.2(a)
Permitted Transferee                                             7.4
Per Preferred Share Cash Consideration                           2.2(a)
Permitted Liens                                                  3.2(h)
RBC                                                              Caption
RBC Common Stock                                                 First Paragraph
RBC Preferred Stock                                              First Paragraph
Selling Stockholder                                              7.4
Stockholder Indemnified Persons                                  8.2.1
Stockholder(s)                                                   Caption
Subsidiary                                                       3.2(d)
Subject Shares                                                   7.4
Survival Date                                                    8.1
Surviving Corporation                                            1.1
Taxes                                                            3.2(1)
Transfer                                                         7.4

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                              AGREEMENT AND PLAN OF REORGANIZATION dated March
                        31, 1992, among ROLLER BEARING COMPANY OF AMERICA, INC., a Delaware corporation ("RBC"), ROLLER BEARING HOLDING COMPANY, INC., a Delaware corporation (the "Buyer"), ROLLER BEARING ACQUISITION COMPANY, INC., a Delaware corporation and a wholly-owned subsidiary of the Buyer (the "Acquisition Corporation"), and the STOCKHOLDERS of RBC set forth on Annex I attached hereto (each a "Stockholder" and collectively the "Stockholders").

            The respective Boards of Directors of each of RBC, the Buyer and the Acquisition Corporation, by resolutions duly adopted, have approved and adopted this Agreement and Plan of Reorganization (this "Agreement"), the Agreement of Merger in substantially the form of Exhibit A attached hereto (the "Agreement of Merger") and the proposed merger of the Acquisition Corporation with and into RBC in accordance with this Agreement, the Agreement of Merger and the Delaware General Corporation Law (the "Delaware Statute"), whereby, among other things, the holders of issued and outstanding shares of the Class A Common Stock, $.01 par value (the "Class A Common Stock"), the Class B Common Stock, $.0i par value (the "Class B Common Stock"; the Class A Common Stock and the Class B Common Stock being sometimes collectively referred to herein as the "RBC Common Stock"), and the Series A Preferred Stock, $.01 par value (the "RBC Preferred Stock"), of RBC will receive cash and shares of the Buyer's Preferred Stock (as defined herein) therefor, in the manner set forth in Article II hereof and in the Agreement of Merger, upon the terms and subject to the conditions set forth in this Agreement and the Agreement of Merger.

            NOW, THEREFORE, in consideration of the mutual benefits to be derived from this Agreement and the Agreement of Merger and of the representations, warranties, covenants, agreements, conditions and promises contained herein and in the Agreement of Merger, the parties hereto hereby approve and adopt this Agreement and the Agreement of Merger whereby, at the Effective Time, the Acquisition Corporation shall be merged with and into RBC on the terms and conditions contained herein and therein and, in connection therewith, agree as follows:

                                    ARTICLE I

                                     GENERAL

            1.1. The Merger. In accordance with the provisions of this Agreement, the Agreement of Merger and the Delaware Statute, the Acquisition Corporation shall be merged with and into RBC (the "Merger"), which, at and after the Effective Time, shall be and is hereinafter sometimes referred to as the "Surviving

Corporation". The Acquisition Corporation and RBC are hereinafter 'sometimes collectively referred to as the "Constituent Corporations".

            1.2. The Effective Time of the Merger. The Merger shall become effective upon the filing with the Secretary of State of the State of Delaware of the Agreement of Merger (or a Certificate of Merger relating thereto), which shall be executed and delivered by each of the Constituent Corporations in the manner provided under Section 251 of the Delaware Statute. The date and time when the Merger shall become effective is herein called the "Effective Time". The Agreement of Merger, as executed and delivered by RBC and the Acquisition Corporation, is hereby incorporated herein by reference and made a part hereof as if set forth herein in its entirety.

            1.3. Effect of Merger. (a) Except as specifically set forth herein or in the Agreement of Merger, at the Effective Time, the separate existence of the Acquisition Corporation shall cease and the Acquisition Corporation shall be merged with and into the Surviving Corporation, possessing all the rights, privileges, powers and franchises, as well of a public as of a private nature, and being subject to all of the restrictions, disabilities and duties of each of the Constituent Corporations.

                  (b) At the Effective Time, all and singular, the rights, privileges, powers and franchises of each of the Constituent Corporations, and all property, real, personal and mixed, and all debts due to any of the Constituent Corporations on whatever account, as well for stock subscriptions as all other things in action or belonging to each of the Constituent Corporations shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectually the property of the Surviving Corporation as they were of the several and respective Constituent Corporations, and the title to any real estate vested by deed or otherwise, under the laws of the State of Delaware in either of the Constituent Corporations, shall not revert or be in any way impaired by reason of the Delaware Statute; but all rights of creditors and all liens upon any property of either of the Constituent Corporations shall be preserved unimpaired, and all debts, liabilities and duties of the respective Constituent Corporations shall thenceforth attach to the Surviving Corporation, and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

            1.4. Charter and By-Laws of Surviving Corporation. Immediately following the Effective Time, (i) the Certificate of Incorporation of RBC shall be the Certificate of Incorporation of the Surviving Corporation until altered, amended or repealed as provided in the Delaware Statute, (ii) the By-laws of RBC shall become the By-laws of the Surviving Corporation until altered,

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amended or repealed as provided in the Delaware Statute or in the Certificate of
Incorporation or said By-laws of the Surviving Corporation, (iii) the directors of the Acquisition Corporation shall be the directors of the Surviving Corporation and (iv) the officers of the Acquisition Corporation shall become the officers of the Surviving Corporation.

            1.5. Taking of Necessary Action; Further Assurances. Prior to the Effective Time, and subject to the terms and conditions provided herein, the parties hereto shall take, or cause to be taken (as the case may be), all such action as may be necessary or appropriate in order to effectuate the Merger as provided in this Agreement as expeditiously as reasonably practicable.

                                   ARTICLE II

              PURCHASE OF SHARES; EFFECT OF MERGER ON CAPITAL STOCK
                              AND OTHER SECURITIES
                        OF CONSTITUENT CORPORATIONS; ETC.

            2.1. Purchase of Shares. Immediately prior to the Effective Time, RBC shall purchase 15 shares of its Class B Common Stock from Bitrix Associates C.V. ("Bitrix") and 5 shares of its Class B Common Stock from Columbus Holdings Limited ("Columbus"), and Bitrix and Columbus shall sell such shares to RBC, for the purchase price of $2,500 per share. Delivery of certificates representing such shares, together with duly executed stock powers, shall be made against receipt by Bitrix and Columbus of the purchase price therefor, payable by wire transfers of immediately available funds to accounts designated by Bitrix and Columbus or by certified or cashier's check. Immediately prior to the Effective Time, the Buyer shall provide to RBC the funds necessary to effect the purchases contemplated by this Section 2.1.

            2.2. Effect of Merger on Securities. (a) The following terms shall have the following respective meanings:

                  (i) "AC Common Stock" shall mean the Common Stock, $.01 par value, of the Acquisition Corporation.

                  (ii) "Buyer's Common Stock" shall mean the Common Stock, $.01 par value, of the Buyer.

                  (iii) "Buyer's Preferred Stock" shall mean the Series A Preferred Stock, $.01 par value, of the Buyer.

                  (iv) "Cash Consideration" means the amount indicated as such on Annex II hereto.

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                  (v) "Per Common Share Preferred Stock Consideration" means the number of shares of the Buyer's Preferred Stock indicated as the Per Common
Share Preferred Stock Consideration on Annex II hereto.

                  (vi) "Per Common Share Cash Consideration" means the amount indicated as such on Annex II hereto.

                  (vii) "Per Preferred Share Cash Consideration" means the amount indicated as such on Annex II hereto.

            (b) The manner and basis of converting or exchanging the shares of capital stock of each of the Constituent Corporations into or for cash or securities of the Surviving Corporation or the Buyer shall be as follows:

                  (i) each share of AC Common Stock outstanding at the Effective Time shall be converted into one share of Class A Common Stock of the Surviving Corporation;

                  (ii) each share of RBC Common Stock or RBC Preferred Stock outstanding at the Effective Time and owned directly or indirectly by RBC or the Subsidiary or owned by the Buyer or the Acquisition Corporation or any other subsidiary of the Buyer shall, by virtue of the Merger and without any action on the part of the holder thereof, be cancelled and no consideration shall be delivered in exchange therefor;

                  (iii) each share of RBC Common Stock listed on Annex II hereto shall, by virtue of the Merger and without any action on the part of the holder thereof, cease to be outstanding and be converted into the right to receive the Per Common Share Cash Consideration and the Per Common Share Preferred Stock Consideration;

                  (iv) each share of RBC Preferred Stock outstanding at the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, cease to be outstanding and be converted into the right to receive the Per Preferred Share Cash Consideration; and

                  (v) each authorized but unissued share of capital stock of RBC at the Effective Time shall be cancelled.

            2.3. Exchange of Certificates; Delivery of Funds. At the Effective Time, the Surviving Corporation shall deliver:

                  (a) with respect to the RBC Common Stock then held by each Stockholder, (i) a wire transfer of immediately available funds in an amount equal to the

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      Net Cash Amount set forth opposite such Stockholder's name on Annex II and
      (ii) duly executed certificates representing that number of shares of the Buyer's Preferred Stock set forth opposite such Stockholder's name on Annex II hereto, against receipt by the Surviving Corporation of certificates representing all shares of RBC Common Stock held by such Stockholder immediately prior to the Effective Time; and

                  (b) with respect to the RBC Preferred Stock then held by each Stockholder, a wire transfer of immediately available funds in an amount equal to the Preferred Share Cash Consideration set forth opposite such Stockholder's name on Annex II, against receipt by the Surviving Corporation of certificates representing all shares of RBC Preferred Stock held by such Stockholder immediately prior to the Effective Time.

            OPI shall receive and distribute the dollar amounts and shares of the Buyer's Preferred Stock set forth in this Section 2.3 on behalf of the Stockholders (and shall be held harmless by the Stockholders in connection therewith).

            2.4. Deposit into Escrow. (a) As soon as practicable following the Closing, the Stockholders (or OPI on behalf of the Stockholders) shall deposit
(i) into the Escrow Account (as defined in the Escrow Agreement) an aggregate of $100,000, to be held and distributed in accordance with the terms of the Escrow Agreement, and (ii) into the Escrow Deposit Box (as defined in the Escrow Agreement) certificates representing in the aggregate 20,000 shares of the Buyer's Preferred Stock (issued to the Stockholders in the Merger and, with respect to certain Stockholders, pursuant to the Exchange Agreements or otherwise), to be held and distributed in accordance with the terms of Section
8.2 hereof and the terms of the Escrow Agreement.

                  (b) As soon as practicable following the Closing, the Buyer shall deposit $100,000 into the Escrow Account, to be held and disbursed in accordance with the terms of the Escrow Agreement.

            2.5. Exercise of Warrants and Exchange of Options. (a) Immediately prior to the Effective Time, each of Bitrix Associates C.V. and Overland Trust Bank shall exercise all warrants to purchase RBC Common Stock then held by them.

            (b) Immediately prior to the Effective Time, options to purchase 41.237, 15 and 5 shares of RBC Common Stock from RBC, Bitrix and Columbus, respectively, held by Michael Hartnett shall be cancelled in exchange for purchase shares of the Buyer's Common Stock and/or the Buyer's Preferred Stock.

            2.6. Authorization of the Merger, this Agreement and the Agreement of Merger. The Stockholders, at a meeting duly called and held in accordance with the Delaware Statute, or pursuant to a written consent in lieu of a meeting in accordance with the Delaware Statute, have approved, and the Buyer, as the sole stockholder of the Acquisition Corporation, pursuant to a written consent in lieu of a meeting in accordance with the Delaware Statute has approved, (a) the Merger, as required by the Delaware Statute, and (b) the provisions of this Agreement and the Agreement of Merger.

            2.7. After the Effective Time. At and after the Effective Time, the stock transfer books of the Surviving Corporation shall be closed with respect to the RBC Common Stock and the RBC Preferred Stock and there shall be no further registration of transfers of RBC Common Stock or RBC Preferred Stock thereafter on the records of the Surviving Corporation. If, after the Effective Time, certificates formerly representing shares of RBC Common Stock or RBC Preferred Stock are presented to the Surviving Corporation, they shall be cancelled and exchanged for the consideration set forth in Sections 2.2(b)(iii) and 2.2(b)(iv), respectively, hereof, as provided in, and subject to, this
Article II.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

            3.1. Several Representations and Warranties of Each Stockholder. Each Stockholder hereby represents and warrants, severally as to himself or itself and not jointly, to the Buyer as follows:

                  (a) Title to the Shares. Such Stockholder is the lawful owner, of record and beneficially, of the number of shares of RBC Common Stock and/or RBC Preferred Stock (or options to acquire RBC Common Stock), as the case may be, set forth opposite such Stockholder's name on Annex I attached hereto and, except as set forth on Schedule 3.1(a) attached hereto, has good and marketable title to such shares, free and clear of any Encumbrances (as defined below) whatsoever and with no restriction on the voting rights and the other incidents of record and beneficial ownership pertaining thereto. Except as set forth on
Schedule 3.1(a), there are no agreements or understandings between such Stockholder and any other person with respect to the voting of any of the capital stock of RBC. As used herein, the term "Encumbrances" shall mean and include covenants, restrictions, voting arrangements, adverse claims, security interests, mortgages, liens, pledges, charges, options, rights of first refusal and all other encumbrances, whether or not relating to the extension of credit or the borrowing of money.

                  (b) Organization, Good Standing and Power. In the case of any Stockholder which is a corporation or a partnership, such Stockholder is duly organized or formed and validly existing under the laws of the jurisdiction of its incorporation or formation and has the corporate or other organizational power and authority under such laws to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.

                  (c) Authority. In the case of any Stockholder which is a corporation or a partnership, the execution, delivery and performance of this Agreement and the Escrow Agreement, and the consummation by such Stockholder of the transactions contemplated hereby and thereby, have been duly and validly authorized by all necessary corporate or partnership action, as the case may be, on the part of such Stockholder. Such Stockholder has full and absolute power and authority to enter into this Agreement and the Escrow Agreement and to perform its or his obligations hereunder and thereunder, and this Agreement and the Escrow Agreement are valid and binding obligations of such Stockholder, enforceable against such Stockholder in accordance with their terms. Except as set forth on Schedule 3.1(c) attached hereto, neither the execution, delivery and performance of this Agreement or the Escrow Agreement, nor the consummation by such Stockholder of the transactions contemplated hereby or thereby, nor compliance by such Stockholder with any of the provisions hereof or thereof, will (i) violate or conflict with the charter or by-laws of such Stockholder,
(ii) violate, conflict with or constitute (or with notice or lapse of time or both constitute) a default (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of, or result in the creation of any Encumbrance upon any shares of RBC Common Stock or RBC Preferred Stock owned by such Stockholder pursuant to the terms of, any note, bond, lease, mortgage, indenture, license, agreement or other instrument or obligation to which such Stockholder is a party, or by which such Stockholder or any of his or its respective properties or assets may be bound or affected, or (iii) violate any law, statute, rule or regulation or order, judgment, award, writ, injunction or decree of any court, administrative agency or governmental body applicable to such Stockholder or any of his or its properties or assets. Except as contemplated by this Agreement or as set forth on Schedule 3.1(c), no permit, authorization, consent or approval of or by, or any notification of or filing with, any person (governmental or private) is required in connection with the execution, delivery and performance of this Agreement by such Stockholder or the consummation by such Stockholder of the transactions contemplated hereby.

                  (d) Investment Representations. (i) Such Stockholder is acquiring the shares of the Buyer's Preferred Stock being issued to such Stockholder pursuant to the Merger for such Stockholder's own account and not as a nominee or agent for any other person and with no present intention of distributing or reselling such shares or any part thereof in any transactions that would be in violation of the securities laws of the United States of America or any state thereof.

                        (ii) Each Stockholder that is a natural person (A) is an executive officer of the Buyer, (B) has had an opportunity to ask questions of and to receive answers from the officers and directors of the Buyer or persons acting on the Buyer's behalf concerning the terms and conditions of an investment in the Buyer's Preferred Stock, (C) has knowledge and experience in financial affairs and is capable of evaluating the risks of acquiring and holding shares of the Buyer's Preferred Stock, (D) can afford to suffer a complete loss of his investment in shares of the Buyer's Preferred Stock and (E) understands that there is no public market for the Buyer's Preferred Stock and that the shares of the Buyer's Preferred Stock held by him may not be sold until such shares are registered under the Securities Act of 1933, as amended (the "Securities Act"), and any applicable state securities laws, unless an exemption from such registration is available.

                        (iii) Each Stockholder which is a corporation, partnership or other entity is an "accredited investor" within the meaning of Rule 501 under the Securities Act.

            3.2. Representations and Warranties of the Stockholders and RBC. Each of the Stockholders and RBC, jointly and severally, hereby represents and warrants to the Buyer as follows:

                  (a) Organization; Good Standing; Qualification and Power. Each of RBC and the Subsidiary (as herein defined) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, has all requisite corporate power and authority, and all requisite governmental authority, to own, lease and operate its assets and properties, to carry on its business as now being conducted by it and to enter into and consummate the transactions contemplated by this Agreement and the Agreement of Merger. Each of RBC and the Subsidiary is duly qualified and in good standing to do business as a foreign corporation in all jurisdictions in which the failure to be so qualified and in good standing could reasonably be expected to have a Material Adverse Effect (as herein defined). RBC has delivered to the Buyer copies of its Certificate of Incorporation and By-laws, and the Certificate of Incorporation and By-laws of the Subsidiary, in each case, as in effect on the date hereof. The stock certificates and stock transfer books of RBC and the Subsidiary have been heretofore made available to the Buyer and are true and complete.

                  (b) Authority. The execution, delivery and performance of this Agreement and the Agreement of Merger by RBC and the consummation by RBC of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action on the part of RBC. This Agreement has been, and the Agreement of Merger when executed and delivered by RBC will be, duly and validly executed and delivered by RBC, and this Agreement is, and the Agreement of Merger when executed and delivered by the parties thereto will be, valid and binding obligations of RBC, enforceable against RBC in accordance with their respective terms. Except as set forth on Schedule 3.2(b) attached hereto, neither the execution, delivery and performance of this Agreement or the Agreement of Merger by RBC, nor the consummation by RBC of the transactions contemplated hereby or thereby, nor compliance by RBC with any of the provisions hereof or thereof, will (i) conflict with or violate any provision of the Certificate of Incorporation or By-laws of RBC or the Subsidiary, (ii) violate, conflict with or constitute (or with notice or lapse of time or both constitute) a default (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of, or result in the creation of any Encumbrance upon any of the property of RBC or the Subsidiary pursuant to the terms of, any note, bond, lease, mortgage, indenture, license, agreement or other instrument or obligation to which RBC or the Subsidiary is a party or by which any of their respective properties or assets may be bound or affected, which violation, conflict or default would have a Material Adverse Effect, or (iii) violate any law, statute, rule or regulation or order, judgment, award, writ, injunction or decree of any court, administrative agency or governmental body, applicable to RBC or the Subsidiary or any of their respective properties or assets in any manner which could reasonably be expected to have a Material Adverse Effect. Except as contemplated by this Agreement or the Agreement of Merger and as set forth on Schedule 3.2(b), no permit, authorization, consent or approval of or by, any person (governmental or private) is required in connection with the execution, delivery and performance of this Agreement or the Agreement of Merger by RBC or the consummation by RBC of the transactions contemplated hereby or thereby.

                  (c) Capital Structure. Immediately prior to the Effective Time, after taking into effect the repurchase of shares and exercise of warrants contemplated by Sections 2.1 and 2.4(a) hereof, the authorized capital stock of RBC shall consist of (i) 3,000 shares of Class A Common Stock, $.O1 par value, of which (A) 2,047.43 shares shall be validly issued and outstanding and (B)
61.23 shares shall be reserved for issuance upon the exercise of options, (ii) 3,000 shares of Class B Common Stock, $.01 par value, of which 40 shares shall be validly issued and outstanding, and (iii) 4,000 shares of Preferred Stock, $.0l par value, of which 1,000 shares are designated as Series A Preferred Stock, of which 945 shares shall be validly issued and outstanding. All of such issued and outstanding shares of RBC Common Stock and RBC Preferred Stock have been duly authorized and are validly issued, fully paid and nonassessable and free of preemptive rights, with no personal liability attaching to the ownership thereof. Except as set forth on Schedule 3.2(c), there are no options, warrants, rights, calls, commitments or agreements of any character to which RBC or the Subsidiary is a party or by which either of them is bound calling for the issuance of shares of capital stock of RBC or the Subsidiary or any securities convertible into or exercisable or exchangeable for, or representing the right to purchase or otherwise receive, any such capital stock, or other arrangement to acquire, at any time or under any circumstance, capital stock or such other securities of RBC or the Subsidiary. Except as set forth on Schedule 3.2(c), there are no voting trusts, voting agreements, proxies or other agreements or instruments or understandings with respect to the voting of the capital stock of RBC to which RBC is a party.

                  (d) Equity Investments. Except for Industrial Tectonics Bearings Corporation, a Delaware corporation wholly-owned by RBC (the "Subsidiary"), RBC does not, directly or indirectly, own, have the power to vote or to exercise a controlling influence with respect to or have the right to acquire any equity interest in, any corporation, association, trust, partnership, joint venture or other entity.

                  (e) Financial Information. (i) Schedule 3.2(e) attached hereto contains the following financial information:

            (A) the consolidated balance sheet of RBC as at November 2, 1991 (the "Balance Sheet"), and the related statements of operations and accumulated deficit and of cash flows for the 52-week period then ended, audited by Deloitte & Touche, independent certified public accountants (collectively, the "1991 Financial Statements"); and

            (B) the consolidated balance sheet of RBC as at November 3, 1990 and October 28, 1989 and the related consolidated statements of operations and accumulated deficit for the 53-week and 52-week, respectively, periods then ended, audited by Goldstein Golub Kessler & Company, P.C., independent certified public accountants (together with the 1991 Financial Statements, the "Financial Statements").

            (ii) Except with respect to financial information adjusted by the prior period adjustments set forth in the 1991 Financial Statements, the Financial Statements (A) are in accordance with the books and records of RBC,
(B) fairly present
the financial condition of RBC as of the respective dates indicated and the results of operations of RBC for the respective periods indicated, (C) have been prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied and (D) contain and reflect adequate provisions for all product warranty claims, taxes and anticipated losses on contracts and commitments for the sale of goods and services.

                  (f) Absence of Undisclosed Liabilities. Except as disclosed on
Schedule 3.2(f) attached hereto or any other Schedule to this Agreement, at the date of the Balance Sheet, RBC had no liabilities (matured or unmatured, fixed or contingent secured or unsecured, direct or indirect, or otherwise) except (i) as provided for or disclosed on the Balance Sheet or (ii) for purchase contracts and orders for inventory entered into in the ordinary course of business and consistent with past practice. Without in any way limiting the generality of the immediately preceding sentence, except as disclosed in Schedule 3.2(f) or the Balance Sheet, neither RBC nor the Subsidiary has any liability, known or unknown, contingent or otherwise, relating to product warranty claims or for injuries or damage caused by such products.

                  (g) Absence of Changes. Except as contemplated by this Agreement or as set forth on Schedule 3.2(g) attached hereto, since the date of the Balance Sheet:

                  (i) RBC has been operated in the ordinary course;

                  (ii) there has been no material adverse change in the business, prospects, assets or liabilities of RBC or the Subsidiary;

                  (iii) there has been no damage, destruction or loss which has materially adversely affected the business, prospects or assets of RBC or the Subsidiary;

                  (iv) RBC has not declared any dividend or made any distributions on its capital stock;

                  (v) neither RBC nor the Subsidiary has borrowed, or agreed to borrow, funds (except borrowings under the Senior Loan (as defined in Section 5.3(e));

                  (vi) neither RBC nor the Subsidiary has subjected or agreed to subject any of its assets, tangible or intangible, to any Encumbrance other than pursuant to the terms of the Senior Loan;

                  (vii) neither RBC nor the Subsidiary has incurred or become subject to, or agreed to incur or become subject to, any liability except current liabilities incurred in the ordinary course of business;

                  (viii) except in connection with the transactions contemplated hereby, neither RBC nor the Subsidiary has entered into any transaction, contract or commitment involving any Stockholder or Affiliate (as such term is defined in the Securities Act of 1933, as amended) of any Stockholder;

                  (ix) neither RBC nor the Subsidiary has made any accrual for or any payment of bonuses or special compensation of any kind in excess of $1,000 to any employee otherwise than under a plan or arrangement in effect on or accrued at November 2, 1991, or agreed to make any accrual or arrangement for or payment of bonuses or special compensation of any kind in excess of $1,000;

                  (x) neither RBC nor the Subsidiary has directly or indirectly paid, or agreed to pay, any severance or termination pay to any individual employee which exceeds $2,000 unless such pay was accrued at November 2, 1991;

                  (xi) neither RBC nor the Subsidiary has made, or agreed to make, any changes in its accounting methods or practices;

                  (xii) neither RBC nor the Subsidiary has made capital expenditures which for any item exceeds $25,000 or entered into any commitment to make such expenditures;

                  (xiii) except with respect to the Senior Loan and/or the Subordinated Loan, neither RBC nor the Subsidiary has taken any action, or omitted to take any action, that resulted in or is likely to result in a default (or would, with the giving of notice or passage of time or both, be likely to result in such a default) under any note, indenture, lease, license, agreement or other instrument, or obligation to which RBC or the Subsidiary is a party, or by which RBC or the Subsidiary is bound, or resulted in (or would, with the giving of notice or the passage of time or both, be likely to result in) the creation or imposition of any Encumbrance upon any property or asset of the Company or the Subsidiary;

                  (xiv) neither RBC nor the Subsidiary has repaid any indebtedness (other than with respect to capital leases) other than scheduled or revolving payments under the Senior Loan and the Subordinated Loan;

                  (xv) neither RBC nor the Subsidiary has entered into or modified any agreement of employment with any individual; and

                  (xvi) neither RBC nor the Subsidiary has entered into any other transaction, contract or commitment except in the ordinary course and except the transactions contemplated by this Agreement.

                  (h) Title to Assets, Properties and Rights and Related Matters. RBC or the Subsidiary has good and marketable (and with respect to real property, good and insurable) title to all the properties, interests in properties and assets, real, personal or mixed, reflected as being owned on the Balance Sheet (except for assets acquired or disposed of since the date of the Balance Sheet in the ordinary course), free and clear of all Encumbrances of any kind or character, except (i) those set forth on Schedule 3.2(h) attached hereto, (ii) those set forth on the Balance Sheet, (iii) mechanics, carriers, repairmen's and other similar liens arising in the ordinary course of business,
(iv) liens for current taxes, assessments and charges or other governmental levies not yet due and payable, (v) with respect to real property, easements, covenants, rights of way and other restrictions and conditions, whether or not of record or referred to in an applicable instrument of title, which do not materially impair the present value of the property subject thereto and zoning and similar restrictions (and the state of title to real property is subject to variations between fences, area walls, retaining walls and the lines of record title and any facts an accurate survey would show) and (vi) Encumbrances, if any, which do not materially impair the use of the property subject thereto or materially affect the value thereof (collectively, the "Permitted Liens"). All property and assets owned by RBC or the Subsidiary, or in which they have an interest, or which they have in their possession, which are used by and are material to RBC or the Subsidiary in their respective businesses, are in good operating condition and repair, reasonable wear and tear excepted. Schedule 3.2(h) attached hereto sets forth a list of all real property owned or leased by RBC or the Subsidiary.

                  (i) Agreements, Etc. Schedule 3.2(i) attached hereto contains a list of all material contracts, agreements and other instruments made other than in the ordinary course of business to which RBC and/or the Subsidiary is a party at the date hereof, or made in the ordinary course of business and referred to in Sections 3.2(i)(i) through (xv) hereof. Except as set forth on
Schedule 3.2(i), neither RBC nor the Subsidiary is a party to any:

                  (i) collective bargaining or other agreement with any labor union or association of employees;

                  (ii) contract with or commitment for the employment or retention of any officer, employee or consultant with annual wages, consulting or similar fees or an annual salary in excess of $50,000;

                  (iii) profit-sharing, bonus, stock option, pension, retirement, stock purchase, hospitalization, insurance or similar plan or agreement, providing benefits to any current officer or employee;

                  (iv) indenture, mortgage, promissory note, loan agreement or other agreement or commitment for the borrowing of money or for a line of credit;

                  (v) contract or commitment for capital expenditures involving more than $50,000;

                  (vi) lease, sublease or other agreement pursuant to which it is a lessee of or holds or operates any real property owned by any third party;

                  (vii) guaranty of the obligations of third parties in excess of $50,000;

                  (viii) agreement which materially restricts RBC from doing business anywhere in the world or materially limits the business in which it may engage;

                  (ix) licensing or similar agreement involving payments to third parties by RBC in excess of $50,000 per annum;

                  (x) agreement or arrangement for the sale of any of its assets, property or rights other than in the ordinary course of its business;

                  (xi) contract, other than for the compensation of any officer, employee or consultant, under which the total payments to be made by RBC and/or the Subsidiary exceed $50,000 per year;

                  (xii) distributor, dealer, franchisee, sales representative, sales agency, manufacturer's representative or similar agreement;

                  (xiii) contract granting any rights to purchase any of its assets other than inventory in the ordinary course or requiring the consent or approval of any party to the transfer to or assignment of such assets or limiting or restricting in any way the ability to transfer or assign any of such assets;

                  (xiv) any contract for the sale of goods or services under which the anticipated cost of its performance exceeds the revenues expected to be received under such contract; or

                  (xv) any contract to supply goods or services, directly or indirectly, to the government of the United States of America or any agency thereof or to supply goods or services to any other person known to RBC or the Subsidiary to incorporate such goods or services into goods or services provided to the U.S. Government.

Except as set forth on Schedule 3.2(i), neither RBC or the Subsidiary, nor, to the knowledge of RBC or the Subsidiary, any other party, is in default under any material provision of any contract, agreement or instrument set forth on
Schedule 3.2(i). Assuming that such contracts, agreements and instruments are the valid and binding obligations of the other parties thereto and that such parties have performed the obligations required to be performed by them thereunder, such contracts, agreements and instruments are in full force and effect.

                  (j) Compliance; Governmental Authorization. Except as set forth on Schedule 3.2(j) attached hereto, and except with respect to any of the following as they may relate to the environment (which is addressed in Section 3.2(n) hereof), (a) RBC and the Subsidiary have complied with all Federal, state, local or foreign laws, ordinances, rules or regulations and all judgments, orders and decrees applicable to their respective assets, properties, operations or businesses as currently conducted and (b) RBC and the Subsidiary have obtained, and maintained in full force and effect, all permits, licenses, franchises, orders or approvals from governmental authorities required to conduct their respective businesses as currently being conducted.

                  (k) Litigation, Etc. Except as set forth on Schedule 3.2(k), there are no (a) actions, suits, claims, investigations or legal, administrative or arbitration proceedings pending or, to the best knowledge of RBC, threatened against or affecting RBC or the Subsidiary, or any of their respective officers, directors or employees in their capacities as such, or the assets of RBC or the Subsidiary, whether at law or in equity, whether civil or criminal in nature or whether before or by any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, the resolution of which could reasonably be expected to result in liabilities to RBC or the Subsidiary of $50,000 or more in the aggregate or to have an adverse effect on the ability of RBC to consummate the transactions contemplated hereby or to have a Material Adverse Effect, or (b) judgments, decrees, injunctions or orders of any court, governmental department, commission, agency, instrumentality or arbitrator against or affecting the assets of RBC or the Subsidiary.

                  (1) Tax. (i) RBC and the Subsidiary (and any affiliated group of which RBC or the Subsidiary is now or has been a member), has duly and timely filed with the appropriate taxing authorities all returns (including, without limitation, information returns and reports) in respect of Taxes for all periods through the date hereof, except for state and Federal returns for the 1991 taxable year for which appropriate requests for extensions have been made;

                  (ii) All Taxes due prior to the date hereof in respect of periods beginning before the date hereof have been paid in full, or an adequate reserve has been established therefor, as set forth in the Balance Sheet, and neither RBC nor the Subsidiary has any liability for Taxes in excess of the amounts so paid or reserves so established.

                  (iii) Except as set forth on Schedule 3.2(1), (A) no deficiencies for Taxes have been claimed, proposed or assessed by any taxing or other governmental authority; (B) there are no completed, pending or threatened audits, investigations or claims for or relating to any liability in respect of Taxes, and there are no matters under discussion with any governmental authorities with respect to Taxes that are likely to result in an additional amount of Taxes; (C) neither RBC nor the Subsidiary has been notified that any taxing authority intends to audit a return for any other period; and (D) no extension of a statute of limitations relating to Taxes is in effect, or any request therefor pending, with respect to RBC or the Subsidiary.

                  (iv) The only election with respect to Taxes affecting RBC or any Subsidiary as of the date hereof is the election of 52-53 week taxable year pursuant to Treas. Reg. S 1.441-2T(c)(2), filed with RBC's federal income tax return for the taxable year ending October 29, 1988.

                  (v) Neither RBC nor the Subsidiary: (i) has made or will make a deemed dividend election under Treas. Reg. S l.1502-32(f)(2) or a consent dividend election under section 565 of the Internal Revenue Code of 1986, as amended (the "Code"); (ii) has consented at any time under section 341(f)(1) of the Code, to have the provisions of section 341(f)(2) of the Code apply to any disposition of the RBC's or the Subsidiary's assets; (iii) has agreed, or is required, to make any adjustment under section 481(a) of the Code by reason of a change in accounting method or otherwise; or (iv) has made any of the foregoing elections or is required to apply any of the foregoing rules under any comparable state or local income tax provision.

                  (vi) Neither RBC nor the Subsidiary has, at any time, been an includable corporation in an affiliated group of corporations, within the meaning of section 1504 of the Code, other than in the affiliated group of which RBC is the common parent corporation.

                  (vii) Neither RBC nor the Subsidiary is a party to any tax-sharing agreement or similar arrangement with respect to or involving RBC or the Subsidiary, including any terminated agreement as to which RBC or the Subsidiary could have any continuing liability.

                  (viii) Neither RBC nor the Subsidiary is a "foreign person" as defined in section 1445(f)(3) of the Code.

                  (ix) Neither RBC nor the Subsidiary is a party to any joint venture, partnership, or other arrangement or contract which is treated as a partnership for federal income tax purposes.

                  (x) Neither RBC nor the Subsidiary has made or become obligated to make, or will make, as a result of any event connected with the acquisition of RBC and the Subsidiary by Buyer or any other transaction contemplated herein, any "excess parachute payment" as defined in section 280G of the Code (without regard to subsection (b)(4) thereof).

                  (xi) There are no outstanding balances of deferred gain or loss accounts related to deferred intercompany transactions between RBC and the Subsidiary.

                  (xii) The amount of consolidated net operating losses, net capital losses, foreign tax credits, investment, and other tax credits of the consolidated group of which RBC is the common parent allocable to RBC and the Subsidiary under Treas. Reg. S 1.1502-79 as of the taxable year ending November 3, 1990 is set forth in the consolidated federal income tax return filed for that period.

                  (xiii) RBC has no excess loss account in the Subsidiary.

                  (xiv) Neither RBC nor the Subsidiary has any (i) investment tax credit subject to recapture, or (ii) foreign losses of the consolidated group of which RBC is the common parent allocable to RBC and the Subsidiary under Treas. Reg. S 1.1502-9 and subject to recapture.

                  (xv) Neither RBC nor the Subsidiary has participated in, or cooperated with, any international boycott within the meaning of Section 999 of the Code nor has any such corporation had operations prior to the Effective Time which are or may thereafter become reportable thereunder.

                  (xvi) No power of attorney granted by RBC of the Subsidiary with respect to the determination of federal income or other material Taxes in force.

                  (xvii) There are no material liens for Taxes upon the assets of RBC or the Subsidiary except for statutory liens for taxes not yet due or delinquent.

                  (xviii) As used herein, "Taxes" means any Federal, state, local, foreign or other tax assessments or other governmental charges, including, without limitation, any income, estimated income, business, occupation, franchise, property, sales, employment or withholding tax, including interest, penalties and additions in connection therewith for which RBC or the Subsidiary is or may be liable.

                  (m) ERISA. (i) For the purposes of this Agreement, the term "Employee Plan" means each employee bonus, retirement, pension, profit sharing, stock option, stock appreciation, stock purchase or other equity based, incentive, deferred compensation, hospitalization, medical, dental, vision, life and other health, accident and disability (whether provided by insurance or otherwise), severance, termination and other plan, program, arrangement, policy or payroll practice providing employee benefits including without limitation, each employee benefit plan as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), other than a multiemployer plan within the meaning of Section 3(37) of ERISA ("Multiemployer Plan"), maintained by RBC or any Person that would be aggregated with, or treated as the same employer as, RBC for any purpose under the Code or ERISA (an "ERISA Affiliate") or to which RBC or an ERISA Affiliate contributes or has contributed and under which any person presently employed by RBC or the Subsidiary primarily in the conduct of their respective businesses (an "Employee") or formerly so employed by RBC or the Subsidiary (a "Former Employee") participates or had accrued any rights or under which RBC is liable in respect of an Employee or Former Employee. The terms "Employee" and "Former Employee" will include, where applicable, the beneficiaries and dependents of an Employee or Former Employee.
Schedule 3.2(m) attached hereto lists all material Employee Plans. Each Employee Plan has been maintained in all material respects in accordance with its terms and with applicable Law. Except as set forth on Schedule 3.2(m), each Employee Plan which is intended to be qualified within the meaning of Section 401 of the Code has received a determination letter to that effect from the Internal Revenue Service and all actions required to be taken as conditions for such letters have been taken in a timely manner and nothing has occurred since the date of such letter which would prevent any such Employee Plan from remaining so qualified or which cannot be cured within the remedial amendment period provided by Section 401(b) of the Code. Each defined contribution profit sharing plan maintained for RBC or the Subsidiary has satisfied the non-discrimination rules for qualified plans under Section 401(a) of the Code. Up to and including the period ending immediately prior to the Effective Time, neither RBC nor any Affiliate of RBC has maintained or had any obligation, primarily or secondarily, to contribute to any Multiemployer Plan.

                  (ii) RBC has not engaged in any transaction involving any Employee Plan in connection with which RBC would be subject to either a material civil penalty assessed pursuant to Section 502(i) of ERISA or a material tax imposed pursuant to Section 4975(a) or (b) of the Code and neither RBC nor any Affiliate of RBC has incurred, or reasonably expects to incur, any liability under Section 4980B of the Code. There are no material pending, or, to the best knowledge of RBC, threatened claims by or on behalf of any Employee Plan or by any Employee or Former Employee involving any Employee Plan (other than routine claims for benefits). All contributions required to have been made by RBC and each ERISA Affiliate to each Employee Plan which is subject to the minimum funding standards of Section 412 of the Code or Section 302 of ERISA have been made within the time required under such sections and no such Employee Plan has incurred an "accumulated funding deficiency" within the meaning of such sections. Neither RBC nor any ERISA Affiliate has incurred any material liability to the Pension Benefit Guaranty Corporation at any time within the preceding six years in connection with any Employee Plan other than liability for premiums due in connection with any such Plan.

                  (n) Environmental Matters. (i) Except as disclosed in the reports and documents listed in Schedule 3.2(n) (collectively, the "Environmental Reports"), since RBC or the Subsidiary has occupied, leased or owned Company Property, neither RBC or the Subsidiary, nor, to the best knowledge of RBC or the Subsidiary, any other person or entity, (A) has engaged in or permitted any operation or activity upon, or any use or occupancy of, any Company Property, or any portion thereof, for the purpose of or in any way involving the handling, manufacture, treatment, storage, use, generation, release, discharge, refining, dumping or disposal of any Hazardous Materials (whether accidental or intentional) on, under, in or about any such property other than in compliance with Environmental Requirements or (B) has transported Hazardous Materials to, from or across Company Property. Except as disclosed in the Environmental Reports, no Hazardous Materials are currently constructed, deposited, stored, or otherwise located on, under, in or about Company Property other than in compliance with Environmental Requirements or, since RBC or the Subsidiary has occupied, owned or leased Company Property, to the knowledge of RBC and the Subsidiary, have migrated or threatened to migrate from other properties upon, about or beneath any Company Property.

                  (ii) Except as disclosed in the Environmental Reports since RBC or the Subsidiary has owned, occupied or leased Company Property, no underground improvements, including but not limited to treatment or storage tanks, sumps, gas pipelines or oil wells have been placed on any Company Property.

                  (iii) Except as disclosed in the Environmental Reports, since RBC or the Subsidiary has occupied, leased or owned Company Property, RBC and the Subsidiary's use, maintenance and occupation of Company Property has complied with all Environmental Requirements.

                  (iv) Except as disclosed in the Environmental Reports, since RBC or the Subsidiary has owned, occupied or leased Company Property, neither RBC nor the Subsidiary has received notice or other communication concerning any alleged (A) violation of Environmental Requirements with respect to Company Property, unless corrected to the satisfaction of the appropriate authority, or
(B) liability for Environmental Damages in connection with any Company Property, and there exists no writ, injunction, decree, order or judgment outstanding, nor any lawsuit, claim, proceeding, citation, directive, summons or investigation, pending or threatened, relating to (1) any alleged violation by RBC or the Subsidiary of Environmental Requirements whether relating to the ownership use, maintenance or operation of Company Property or otherwise, or (2) the suspected presence of material quantities of Hazardous Material thereon, nor to the knowledge of RBC and the Subsidiary does there exist any basis for such lawsuit, claim, proceeding, citation, directive, summons or investigation being instituted or filed.

                  (v) Except as disclosed in the Environmental Reports, since RBC or the Subsidiary has owned, occupied or leased Company Property, each of RBC and the Subsidiary has obtained all environmental permits and licenses required to be issued to it by any governmental authority on account of any of its activities on any Company Property and is in full compliance with the terms and conditions of such permits and licenses, each of which remains in full force and effect.

                  (vi) Except as disclosed in the Environmental Reports, since RBC or the Subsidiary has owned, occupied or leased Company Property, no Encumbrance has attached or threatens to attach to any revenue or any real or personal property owned by RBC or the Subsidiary as a result of monies being expended or to be expended by any governmental agency or fund with respect to environmental matters, including without limitation the New Jersey Spill Compensation Fund, the New Jersey Sanitary Landfill Contingency Fund and the United States Hazardous Response Trust Fund, nor is RBC or the Subsidiary aware of any facts or circumstances that could give rise to such an Encumbrance.

                  (vii) RBC and the Subsidiary have provided to the Buyer copies of all environmental studies, reports, audits or analyses in their possession relating to Company Property and have used their best efforts to obtain from prior stockholders of RBC and the Subsidiary all such reports in the possession of such former stockholders.

                  (viii) As used herein, the following terms shall have the following meanings:

                  (A) "Company Property" means any property now or at any time owned or occupied by RBC or the Subsidiary.

                  (B) "Environmental Damages" means all claims, judgments, damages, losses, penalties, fines, liabilities (including strict liability), encumbrances, liens, costs and expenses of investigation and defense of any claim, whether or not such claim is ultimately defeated, and of any good faith settlement or judgment, contingent or otherwise, matured or unmatured, foreseeable or unforeseeable, including, without limitation, reasonable attorneys' fees and disbursements and consultants' fees, incurred as a result of
(i) the existence, since RBC or the Subsidiary has owned, occupied or leased Company Property, of Hazardous Material upon, about or beneath any Company Property or migrating or threatening to migrate to or from Company Property or
(ii) the violation of any Environmental Requirement pertaining to such property, including without limitation:

                        (1) Damages for personal injury, or injury to property
            or natural resources occurring upon the Company Property or elsewhere, including without limitation the cost of demolition and rebuilding of any improvements on real property, interest and penalties (including but not limited to claims brought by or on behalf of former or current employees of RBC or any Subsidiary):

                        (2) Fees incurred for the services of attorneys,
            consultants, contractors, experts, laboratories and all other costs incurred in connection with the remediation of any Hazardous Materials found to be present at, or to have originated from, any Company Property, including, but not limited to, the investigation, preparation of any feasibility studies or reports or the performance of any cleanup, remediation, removal, response, abatement, containment, closure, restoration or monitoring work required by any federal, state or local governmental agency or political subdivision; and

                        (3) Liability to any third person or governmental agency
            to indemnify such person or agency for costs expended in connection with the items referenced in subparagraph (b) herein.

                  (C) "Environmental Requirement" means any statutes, regulations, rules, ordinances, codes, licenses, permits, orders, approvals, plans or authorizations in effect as of the Closing of any governmental agencies, departments, commissions, boards, bureaus, or instrumentalities of the Untied States, any states or political subdivisions thereof and any applicable judicial, administrative, or regulatory decrees, judgments, or orders relating to the protection of human health or the environment in effect as of the Closing, including, without limitation, all requirements, including but not limited to those pertaining to reporting, licensing, permitting, investigation, and remediation of emissions, discharges, releases or threatened releases of Hazardous Materials, or relating to the manufacture, processing, distribution, use treatment, storage, disposal, transport, or handling of Hazardous Materials.

                  (D) "Hazardous Material" means any substance (1) defined as a "hazardous waste," "hazardous substance," pollutant or contaminant under any federal, state or local statute, regulation, rule of ordinance or amendments thereto including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. section 9601 et seq.) and/or the Resource Conservation and Recovery Act (42 U.S.C. section 6901 et seq.); or (2) defined by law as toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic, or otherwise hazardous and is regulated by any governmental authority, agency, department, commission, board, agency or instrumentality of the United States or of any state or any political subdivision thereof with jurisdiction over any Environmental Requirement, including, without limitation, gasoline, diesel fuel or other petroleum hydrocarbons, polychlorinated biphenyls, asbestos or urea formaldehyde foam insulation.

                  (o) Intellectual Property. Schedule 3.2(o) hereto sets forth a list of all trademarks, service marks, tradenames, registered copyrights and patents and applications for any of the foregoing owned by or registered in the name of RBC or. the Subsidiary or used in the business of RBC or the Subsidiary as presently conducted, in each case which are material to such business (collectively, the "Intellectual Property"). Except as set forth on Schedule 3.2(o) or on the Balance Sheet, (i) RBC or the Subsidiary owns the Intellectual Property free and clear of any Encumbrances, (ii) the business conducted by RBC and the Subsidiary does not infringe any proprietary right of any third party and (iii) to the knowledge of RBC and the Subsidiary, no third party has infringed against any of the Intellectual Property. RBC or the Subsidiary owns or has the right to use all material intellectual property rights, including, without limitation, the Intellectual Property, currently utilized by RBC in the conduct of its business without compensation to third parties. Except as set forth on Schedule 3.2(o), neither RBC nor the Subsidiary has granted any license to use Intellectual Property and, to the knowledge of RBC and the Subsidiary, no person has asserted the invalidity of the Intellectual Property.

                  (p) Labor Relations; Employees. Except as set forth on
Schedule 3.2(p) attached hereto, (i) neither RBC nor the Subsidiary is delinquent in any material payments to any of its employees for any wages, salaries, commissions, bonuses or other direct compensation for any services performed by them to the date hereof or amounts required to be reimbursed to such employees, (ii) there is no unfair labor practice complaint against RBC or the Subsidiary pending before the National Labor Relations Board or any comparable state, local or foreign agency and (iii) neither any grievance which might have a Material Adverse Effect nor any arbitration proceeding arising out of or under any collective bargaining agreement is currently pending. There is no strike, work stoppage, slowdown or other labor difficulty actually occurring or, to the knowledge of RBC, threatened against or directly affecting the operations of RBC or the Subsidiary.

                  (q) Insurance. Schedule 3.2(q) attached hereto lists all policies or binders of fire, product liability, workmen's compensation, vehicular and other insurance held by or on behalf of RBC or the Subsidiary. All premiums due under such policies and binders are currently paid and no notice of increased premiums, cancellation or non-renewal of any of such policies or binders has been received by RBC or the Subsidiary.

                  (r) Brokers. Neither RBC, any of the officers, directors or employees of RBC, nor any Stockholder has retained the services of any broker or finder in connection with the transactions contemplated hereby except Goldman, Sachs & Co., the fees and expenses of which shall be paid by RBC at the Closing.

                  (s) Material Adverse Effect. As used in this Agreement, the term "Material Adverse Effect" shall mean a material adverse effect on the business, prospects or financial condition of RBC and the Subsidiary, taken as a whole, other than as a result of general economic conditions.

                  (t) Depositions, Powers of Attorney. Schedule 3.2(t) sets forth (i) the name of each bank or similar entity in which RBC or the Subsidiary has an account, lockbox or safe deposit box and the names of all persons authorized to draw thereon or to have access to them and (ii) the name of each person, corporation, firm or other entity holding a general or special power of attorney from RBC or the Subsidiary and a description of the terms of such power.

                  (u) Government Contracts. All information supplied to any agency of the government of the United States of America in connection with any contract or proposal, including, without limitation, information supplied on Department of Defense forms SF1411, is true, complete and accurate in all material respects.

                  (v) Disclosure. No representation or warranty by RBC, the Subsidiary or any of the Stockholders in this Agreement, and no other statement, document, or certificate furnished or to be furnished by or on behalf of the Stockholders, RBC or the Subsidiary pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits or shall omit to state a material fact necessary to make any statements contained herein or therein not misleading.

                                   ARTICLE IV

                   REPRESENTATIONS AND WARRANTIES OF THE BUYER
                         AND THE ACQUISITION CORPORATION

            4.1. Representations and Warranties of the Buyer and the Acquisition Corporation. The Buyer and the Acquisition Corporation hereby jointly and severally represent and warrant to RBC and each of the Stockholders as follows:

                  (a) Organization; Good Standing; and Power. The Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to enter into this Agreement and the Escrow Agreement and to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The Acquisition Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to enter into this Agreement and the Agreement of Merger, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The Acquisition Corporation has not conducted any business prior to the date hereof other than its corporate organization, the issuance of shares of its capital stock, the negotiation of this Agreement and the preparation for the transactions contemplated hereby. The Buyer and the Acquisition Corporation have delivered to RBC copies of their respective certificates of incorporation and by-laws, in each case, as in effect on the date hereof.

                  (b) Authority. The execution, delivery and performance of this Agreement and the Escrow Agreement and the consummation by the Buyer of the transactions contemplated hereby and thereby, have been duly and validly authorized by all necessary corporate action on the part of the Buyer. This Agreement and the Escrow Agreement have been duly and validly executed and delivered by the Buyer and are the valid and binding obligations of the Buyer, enforceable against the Buyer in accordance with their terms. The execution, delivery and performance of this Agreement and the Agreement of Merger and the consummation by the Acquisition Corporation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action on the part of the Acquisition Corporation. This Agreement has been, and the Agreement of Merger when executed and delivered by the Acquisition Corporation will be, duly and validly executed and delivered by the Acquisition Corporation, and this Agreement is, and the Agreement of Merger when executed and delivered by the parties thereto will be, valid and binding obligations of the Acquisition Corporation, enforceable against the Acquisition Corporation in accordance with their respective terms. Neither the execution, delivery and performance of this Agreement and the Escrow Agreement by the Buyer or the Acquisition Corporation, as applicable, or the execution, delivery and performance of the Agreement of Merger by the Acquisition Corporation, nor the consummation by the Buyer or the Acquisition Corporation, as the case may be, of the transactions contemplated by this Agreement and the Escrow Agreement or the Agreement of Merger, nor compliance by the Buyer or the Acquisition Corporation, as the case may be, with any of the provisions hereof or thereof, including, without limitation, the issuance by the Buyer of the Buyer's Preferred Stock pursuant to the Merger, will (i) conflict with or violate any provision of the Certificate of Incorporation or By-laws of the Buyer or the Acquisition Corporation, (ii) violate, conflict with or constitute (or with notice or lapse of time or both constitute) a default (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of, or result in the creation of any Encumbrance upon any of the property of the Buyer or the Acquisition Corporation pursuant to the terms of, any note, bond, lease, mortgage, indenture, license, agreement, or other instrument or obligation to which the Buyer or the Acquisition Corporation is a party or by which any of their respective properties or assets may be bound or affected or (iii) violate any law, statute, rule or regulation or judgment, order, award, writ, injunction or decree of any court, administrative agency or governmental body, applicable to the Buyer or the Acquisition Corporation or any of their respective properties or assets. Except as contemplated by this Agreement and as set forth on Schedule 4.1(b) attached hereto, no permit, authorization, consent or approval of or by any person, governmental or private is required in connection with the execution, delivery and performance of this Agreement, the Escrow Agreement or the Agreement of Merger by the Buyer or the Acquisition Corporation or the consummation by the Buyer or the Acquisition Corporation of the transactions contemplated hereby or thereby including, without limitation, the issuance by the Buyer of the Buyer's Preferred Stock pursuant to the Merger.

                  (c) Authorization of Buyer's Preferred Stock. The authorization, issuance, sale and delivery of the Buyer's Preferred Stock to the holders of RBC Common Stock in the Merger has been duly authorized by all requisite corporate action of the Buyer, and, when issued, sold and delivered in the Merger, such shares shall be validly issued, fully-paid and nonassessable, with no personal liability attaching to the ownership thereof. The terms, designations, powers, preferences and relative, participating, optional and other special rights and the qualifications, limitations and restrictions, of the Buyer's Preferred Stock shall be as stated in the Certificate of Designations relating thereto (the "Certificate of Designations") filed with the Secretary of State of Delaware prior to the Closing, a true and complete copy of which has been provided to the Stockholders.

                  (d) Capital Structure. Schedule 4.1(d) hereto sets forth the authorized and outstanding capital stock of the Buyer immediately following the Closing, including all options, warrants and other securities convertible into or exercisable or exchangeable for capital stock of the Buyer outstanding immediately following the Closing.

                  (e) No Prior Activities; Pro Forma Balance Sheet. (i) Neither the Buyer nor the Acquisition Corporation, since its inception, has (A) engaged in any business, (B) entered into any agreements, contracts, guarantees, understandings or other commitments (written or oral) or (C) incurred any liabilities or become subject to any obligations of any nature (matured or unmatured, fixed or contingent), other than in connection with its formation or the transactions contemplated by this Agreement.

                  (ii) Set forth in Schedule 4.1(e) hereof is the unaudited pro forma consolidated balance sheet of the Buyer as at the Closing, which has been prepared in accordance with GAAP and accurately reflects the financial condition of the Buyer immediately after giving effect to the Merger.

                  (f) Brokers' or Finders' Fees. Except as set forth on Schedule 4.1(f) attached hereto, neither the Buyer or the Acquisition Corporation nor any of their respective officers, directors, employees or stockholders has retained any broker or finder in connection with the transactions contemplated hereby.

                  (g) Nonforeign Status. The Buyer is not a "foreign person" as defined in S800.211 of the regulations proposed by the United States Department of the Treasury under Section 721 of the Defense Production Act of 1950, as amended.

                                    ARTICLE V

                              CONDITIONS PRECEDENT

            5.1. Conditions to Each Party's Obligations. The obligations of each party to perform this Agreement are subject to the satisfaction of the following conditions unless waived in writing (to the extent such conditions can be waived) by all of the other parties hereto:

                  (a) Legal Action. No temporary restraining order, preliminary injunction or permanent injunction or other order preventing the consummation of the transactions contemplated hereby or by the Agreement of Merger shall have been issued by any Federal or state court and remain in effect. Each party agrees to use its best efforts to have any such injunction lifted.

                  (b) Legislation. No Federal, state, local or foreign statute, rule or regulation shall have been enacted which prohibits, restricts or delays the consummation of the transactions contemplated hereby or by the Agreement of Merger or any of the conditions to the consummation of such transactions.

            5.2. Conditions to Obligations of the Buyer and the Acquisition Corporation. The obligations of the Buyer to consummate the transactions contemplated by this Agreement and of the Acquisition Corporation to consummate the transactions contemplated by this Agreement and the Agreement of Merger are subject to the satisfaction of the following conditions unless waived in writing (to the extent such conditions can be waived) by the Buyer and the Acquisition
Corporation:

                  (a) Representations and Warranties. The representations and warranties of the Stockholders and RBC set forth in Sections 3.1 and 3.2 hereof shall in each case be true and correct in all material respects as of immediately prior to the Effective Time as though made immediately prior to the Effective Time.

                  (b) Performance of Obligations. Each of RBC and the Stockholders shall have performed in all material respects the obligations required to be performed by them under this Agreement and the Agreement of Merger, as applicable, immediately prior to the Effective Time.

                  (c) Authorization of Merger. All action necessary to authorize the execution, delivery and performance of this Agreement and the Agreement of Merger and the consummation of the transactions contemplated hereby and thereby shall have been duly and validly taken by the Board of Directors of RBC and the Stockholders.

                  (d) Termination of Management Agreements. The Management Agreement dated October 29, 1987, between RBC and Overseas Partners, Inc. ("OPI"), and the Management Agreement dated November 1, 1991, between the Subsidiary and OPI, shall each have been terminated and the Buyer shall have received evidence thereof reasonably satisfactory to the Buyer.

                  (e) Escrow Agreement. The Stockholders shall have executed and delivered an escrow agreement substantially in the form of Exhibit B hereto (the "Escrow Agreement").

                  (f) Consents. All permits, authorizations, consents and approvals of or by any person (governmental or private) required in connection with the execution, delivery and performance of this Agreement shall have been obtained.

                  (g) Defense Contracts. All permits, authorizations and approvals required under contracts and agreements with the United States Department of Defense or other United States governmental entity in connection with the execution, delivery and performance of this Agreement shall have been obtained by RBC.

                  (h) Opinion of Counsel. The Buyer and the Acquisition Corporation shall have received opinions dated the date of the Closing of O'Sullivan Graev & Karabell, Wormser, Kiely, Galef & Jacobs, I.C. Corbridge Gough & Co., Smeets Thesseling & Van Bokhorst, De Brauw Blackstone & Westbroek and Spengler, Carlson, Gubar, Brodsky & Frischling, substantially in the forms attached as Exhibit C hereto.

            5.3. Conditions to Obligations of RBC and the Stockholders. The obligations of the Stockholders to consummate the transactions contemplated by this Agreement and of RBC to consummate the transactions contemplated by this Agreement and the Agreement of Merger are subject to the satisfaction of the following conditions unless waived in writing (to the extent such conditions can be waived) by RBC and the Stockholders:

                  (a) Representations and Warranties. The representations and warranties of the Buyer and the Acquisition Corporation set forth in Article IV hereof shall be true and correct in all material respects as of immediately prior to the Effective Time as though made immediately prior to the Effective Time.

                  (b) Performance of Obligations of the Buyer and the Acquisition Corporation. The Buyer and the Acquisition Corporation shall have performed in all material respects their respective obligations required to be performed by them under this Agreement and the Agreement of Merger, as applicable, immediately prior to the Effective Time.

                  (c) Authorization of Merger. All action necessary to authorize the execution, delivery and performance of this Agreement and the Agreement of Merger and the consummation of the transactions contemplated hereby and thereby shall have been duly and validly taken by the Buyer and the Acquisition Corporation and by the Buyer as the sole stockholder of the Acquisition Corporation.

                  (d) Issuance of Preferred Stock. The Certificate of Designations shall have been filed with the Secretary of State of the State of Delaware (and the Stockholders shall have received satisfactory evidence thereof), and the Surviving Corporation shall have deposited into the Escrow Deposit Box, to be held and distributed in accordance with the terms of the Escrow Agreement, duly executed certificates, registered in the names of the Stockholders, representing an aggregate of 20,000 shares of the Buyer's Preferred Stock.

                  (e) Satisfaction of Indebtedness. Simultaneously with the Closing, the Buyer shall have paid in full all principal and interest then due under (i) the Loan and Security Agreement dated October 30, 1987, among RBC, the Subsidiary and Citicorp North America, Inc., as amended and (ii) the Loan Agreement dated August 14, 1989, among RBC, Bitrix Associates C.V. and Overland Trust Bank.

                  (f) Escrow Agreement. The Buyer shall have executed and delivered the Escrow Agreement.

                  (g) Exchange Agreements The Buyer shall have executed and delivered exchange agreements (the "Exchange Agreements") with each of Gary Holmes, Harold Macsata and Frederick Morlok, substantially in the forms attached as Exhibit D hereto.

                  (h) Consents. All permits, authorizations, consents and approvals of or by any person (governmental or private) required in connection with the execution, delivery and performance of this Agreement shall have been obtained or made.

                  (i) Defense Contracts. All permits, authorizations and approvals required under contracts and agreements with the United States Department of Defense or other United States governmental entity in connection with the execution, delivery and performance of this Agreement shall have been obtained by RBC, other than those which if not obtained would not individually or in the aggregate have a Material Adverse Effect.

                  (j) Opinion of Counsel. RBC and the Stockholders shall have received an opinion dated the Closing Date of Gibson, Dunn & Crutcher, counsel to the Buyer and the Acquisition Corporation, substantially in the form of Exhibit E hereto.

                                   ARTICLE VI

                                     CLOSING

            The closing (the "Closing") for the consummation of the transactions contemplated by this Agreement shall, unless another date or place is agreed to in writing by the parties hereto, take place at the offices of O'Melveny & Meyers, counsel to the senior lender to the Buyer, at 400 South Hope Street, Los Angeles, California 90071, simultaneously with the execution and delivery hereof. The date hereof is sometimes referred to herein as the "Closing Date".

                                   ARTICLE VII

                              ADDITIONAL AGREEMENTS

            7.1. Officer and Director Indemnification. The Surviving Corporation shall, and the Buyer shall cause the Surviving Corporation to, for a period of three years after the Effective Time, maintain in full force and effect all applicable provisions contained in the By-Laws and Certificate of Incorporation of each of RBC and the Subsidiary with respect to the rights of the present and former officers and directors of RBC and the Subsidiary to indemnification from RBC or the Subsidiary, as the case may be.

            7.2. Noncompetition. Until the second anniversary of the Closing, neither Gary Holmes, Michael Hartnett, Bitrix Associates C.V. or Columbus Holdings Limited, nor any Affiliate thereof, nor any officer, director or holder of ten percent or more of the voting stock thereof, shall directly or indirectly take any action to solicit or induce employees of the Surviving Corporation to terminate their employment with the Surviving Corporation or engage in, invest in more than ten percent of the voting stock of, assist, act as an advisor to, or become a director or officer of, any entity that is engaged in any business which competes with the business of the Surviving Corporation as presently conducted.

            7.3. Information Rights. For so long as Bitrix and Columbus shall hold shares of the Buyer's Preferred Stock, the Buyer shall furnish to Overseas Partners, Inc., as their representative, annual financial information in the form and at the same time as such information is supplied to any creditor to which the Buyer is obligated to provide such information (or, if the Buyer is not obligated to deliver annual financial information to any creditor, the Buyer shall provide to Overseas Partners a balance sheet as of each fiscal year-end of the Buyer and a statement of operations and cash flows for each such fiscal year then ended, prepared in accordance with GAAP, within 90 days of the end of each such fiscal year).

            7.4. Restrictions on Transfer of the Buyer's Preferred Stock. (a) No Stockholder shall Transfer (other than to a Permitted Transferee) any shares of the Buyer's Preferred Stock (or any interest therein) while such shares are subject to the terms of the Escrow Agreement.

            (b) Unless consented to in writing by all holders of the Buyer's Preferred Stock then outstanding, following the release to any Stockholder of the Buyer's Preferred Stock pursuant to the terms of the Escrow Agreement, no Stockholder shall Transfer (other than to a Permitted Transferee) any of such released shares of the Buyer's Preferred Stock (or any interest therein) except as follows:

                  (i) Such Stockholder (for the purposes of this Section 7.4(b), a "Selling Stockholder") shall first deliver a written notice (an "Option Notice"), which shall be irrevocable for a period of 35 days after delivery thereof, to the Buyer (and the Buyer shall promptly deliver a copy of such Option Notice to each holder of the Buyer's Preferred Stock at such holder's address as set forth in the Buyer's stock transfer ledger) offering all of the Buyer's Preferred Stock proposed to be Transferred by such Selling Stockholder at the purchase price and on the terms specified therein. The Buyer (and or its assignee(s) or designee(s)) shall then have the option to purchase all or any portion of the shares of the Buyer's Preferred Stock specified in the Option Notice (the "Subject Shares"), said option to be exercised within 15 days after the giving of such Option Notice (the "Company Option Period") by giving written notice (a copy of which shall simultaneously be delivered to each Other Preferred Stockholder (as defined below)) of the Buyer's desire to exercise such purchase option and specifying the number of Subject Shares that the Buyer shall acquire. If the Buyer shall not exercise its option or shall elect to acquire less than all of the Subject Shares (the Subject Shares not elected to be purchased by the Buyer being referred to herein as the "Company Rejected Shares"), each holder of the Buyer's Preferred Stock who or which is not a Stockholder as defined herein (the "Other Preferred Stockholders"), shall have a non-assignable option to purchase all or any part of the Company Rejected Shares, said option to be exercised within 25 days after the giving of the Option Notice (the "Other Preferred Stockholders' Option Period") by giving a written counter-notice to such Selling Stockholder. Each Other Preferred Stockholder who gives such a counter-notice is referred to hereinafter as an "Electing Preferred Stockholder", and the number of shares an Electing Preferred Stockholder shall elect to purchase is referred to as the "Elected Shares".

                  (ii) The number of Company Rejected Shares an Electing Preferred Stockholder shall be entitled to purchase (the "Allotted Shares") shall be equal to that number of the Company Rejected Shares that bears the same ratio to the total number of Company Rejected Shares as the number of shares of the Buyer's Preferred Stock held by such Electing Preferred Stockholder bears to the number of shares of the Buyer's Preferred Stock held by all Electing Preferred Stockholders. If the number of Elected Shares of any Electing Preferred Stockholder shall be less than the Allotted Shares for such Electing Preferred Stockholder, each Electing Preferred Stockholder who or which elected to purchase all of his or its Allotted Shares shall be entitled to purchase any remaining Allotted Shares of any Electing Preferred Stockholder, to be allocated among the Electing Preferred Stockholders having the right to purchase such remaining Allotted Shares in accordance with this paragraph as if such Allotted Shares were all the Company Rejected Shares and as if such remaining Electing Preferred Stockholders were all the Electing Preferred Stockholders, such procedure to be repeated until either (a) all Company Rejected Shares are allotted to Electing Preferred Stockholders as aforesaid or (b) there remain Company Rejected Shares to allot but no Electing Preferred Stockholders to whom to allot them.

                  (iii) If the Buyer alone, or the Buyer in combination with one or more Electing Preferred Stockholders elect to purchase all (but not less than all) the Subject Shares, the Buyer and such Electing Preferred Stockholder(s) shall be obligated to purchase, and the Selling Stockholder shall be obligated to sell, the Subject Shares at the price and terms indicated in the Option Notice, except that the closing of the purchase shall be held on the twentieth (20th) day after the expiration of the Company Option Period, in the case where the Company elects to acquire all Subject Shares, or on the fifteenth (15th) day after the expiration of the Other Preferred Stockholders' Option Period, in the case where Electing Preferred Stockholders participate in the acquisition of Subject Shares (or if such day is not a business day, on the next following business day) at 10:00 a.m., local time, at the principal executive office of the Buyer, or at such other time and place as may be agreed in writing by the Selling Stockholder, the Buyer and the Electing Preferred Stockholder(s).

                  (iv) If the Company and Electing Preferred Stockholder(s) collectively elect to purchase less than all the Subject Shares, the Company and the Electing Preferred Stockholders shall have no right to purchase any of the Subject Shares, and the Selling Stockholder may, at any time within a period 90 days after the expiration of the Other Preferred Stockholders' Option Period, Transfer all (but not less than all) the Subject Shares at the price and terms contained in the Option Notice; provided that as a condition to such Transfer, the purchaser thereof shall have agreed in writing to be subject to and bound by the terms of this Section 7.4(b). If the Selling Stockholder does not so transfer the Subject Shares within such 90-day period, the Subject Shares may not be transferred without repeating the procedures set forth in this Section 7.4(b).

            (c) As used in this Section 7.4, (i) "Transfer" shall mean to sell, pledge, give, bequeath, transfer, assign or in any other way whatsoever encumber or dispose of, directly or indirectly, and (ii) "Permitted Transferee" shall mean (A) with respect to any Stockholder that is an individual, such Stockholder's spouse or lineal descendants or any trust for the benefit of any thereof or the personal representative of such Stockholder or his estate and (B) with respect to any Stockholder which is a corporation, partnership or other entity, the stockholders or general or limited partners of such corporation or partnership or any affiliate (as defined in the Securities Act of 1933, as amended) of such Stockholder or any corporation, partnership or other entity which acquires substantially all of the assets of such Stockholder or which shall merge with such Stockholder (if such Stockholder is not the surviving entity in such merger).

            (d) A legend substantially as follows shall be placed on the certificates representing the Buyer's Preferred Stock owned by each Stockholder:

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE
            TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS SUCH TRANSFER COMPLIES WITH THE PROVISIONS OF
            SECTION 7.4 OF THE AGREEMENT AND PLAN OF REORGANIZATION DATED AS OF MARCH 31, 1992, AMONG ROLLER BEARING HOLDING COMPANY, INC. AND THE OTHER PARTIES THERETO, A COPY OF WHICH IS ON FILE AT THE OFFICES OF ROLLER BEARING HOLDING COMPANY, INC."

            (e) Each person or entity who or which is now or shall become in the future an Other Preferred Stockholder as defined in this Section 7.4, is and shall be an intended third-party beneficiary of the provisions of this Section 7.4.

            7.5. Repurchase of Buyer's Preferred Stock. Neither the Buyer nor any subsidiary thereof shall purchase or otherwise acquire any shares of the Buyer's Preferred Stock (other than from any executive officer of the Buyer in the event of the termination of such officer's employment with the Buyer) from any holder thereof other than pursuant to a redemption in accordance with the terms of the Buyer's Preferred Stock, as set forth in the Buyer's Certificate of Incorporation, or pursuant to an offer extended to all holders of the Buyer's Preferred Stock on a pro rata basis.

            7.6. Mandatory Sale. If one or more holders of the Buyer's Preferred Stock shall at any time while the Stockholders hold shares of the Buyer's Preferred Stock sell shares of the Buyer's Preferred Stock representing 50% or more of the Buyer's Preferred Stock then outstanding to any party who or which is not an Affiliate of the Buyer, or if an Affiliate of the Buyer, at a per share purchase price not less than $100 plus accrued dividends, each Stockholder shall sell all shares of the Buyer's Preferred Stock then held by such Stockholder in the same transaction.

                                  ARTICLE VIII

                          SURVIVAL AND INDEMNIFICATION

            8.1. Survival of Representations and Warranties. Except with respect to the representations and warranties set forth in Sections 3.1(a), 3.2(1) and 3.2(n) hereof, the representations and warranties set forth in Articles III and IV hereof shall survive the Closing and remain in effect until the second anniversary of the Closing Date. The representations and warranties set forth in
Section 3.1(a) shall survive indefinitely. The representations and warranties set forth in Section 3.2(1) hereof shall survive until all applicable statutes of limitations have expired. The representations and warranties set forth in
Section 3.2(n) hereof shall survive the Closing until the twelfth anniversary of the Closing Date or, if earlier, the date upon which the Buyer's Preferred Stock held by the Stockholders shall be required to be redeemed or repurchased pursuant to the terms of the Buyer's Preferred Stock or otherwise, or the date set for any such redemption or repurchase agreed to by the Buyer, whether or not there shall be legally available funds to effect any such redemption or repurchase on such date. All covenants of any party hereto shall survive indefinitely, until by their respective terms they become inoperative. The date upon which any representation and warranty or covenant expires is referred to herein as the "Survival Date" of such representation and warranty or covenant (except that the Survival Date of any representation and warranty or covenant with respect to any claim made pursuant to Section 8.2.3 or 8.2.4 hereof prior to the date of expiration of such representation, warranty or covenant shall be, solely with respect to such claim, the date of final adjudication of such claim). The Survival Date with respect to the representations and warranties set forth in Section 3.2(n) hereof is referred to herein as the "Environmental Survival Date".

            8.2. Indemnification.

                  8.2.1. Definitions. As used in this Section 8.2, the following terms shall have the following meanings:

                  (a) "Event of Buyer Indemnification" shall mean the untruth, inaccuracy or breach of any representation, warranty, agreement or covenant of the Stockholders contained in this Agreement.

                  (b) "Event of Stockholder Indemnification" shall mean the untruth, inaccuracy or breach of any representation, warranty, agreement or covenant of the Buyer contained in this Agreement.

                  (c) "Buyer Indemnified Persons" shall mean and include the Buyer, the Acquisition Corporation, the Surviving Corporation and their successors and assigns.

                  (d) "Stockholder Indemnified Persons" shall mean and include the Stockholders and their respective successors and assigns.

                  (e) "Losses" shall mean any and all losses, shortages, damages, including, without limitation, Environmental Damages, expenses (including reasonable attorneys' and accountants' fees), assessments, tax deficiencies and taxes (including interest or penalties thereon), liabilities, settlements, payments, awards, judgments, fines, penalties or interest charges sustained, suffered or incurred by any Buyer Indemnified Person or Stockholder Indemnified Person, as the case may be, arising from any Event of Buyer Indemnification or Event of Stockholder Indemnification, computed net of (i) actual recoveries pursuant to insurance coverage or otherwise from indemnities identified prior to the Effective Time, (ii) any specific reserves provided for the applicable event in the Balance Sheet and (iii) any tax benefits actually recognized by the Buyer Indemnified Person or the Stockholder Indemnified Person, as the case may be.

                  8.2.2. Indemnification. (a) Subject to Sections 8.2.3, 8.2.4 and 8.2.5, the Stockholders shall (i) severally, as to Losses arising out of any breach of any representation or warranty set forth in Section 3.1 hereof, and
(ii) jointly and severally, with respect to all Losses (other than Losses which constitute Environmental Damages) arising out of any other Event of Buyer Indemnification (other than any breach of any representation or warranty set forth in Section 3.2(n) hereof), indemnify and hold harmless the Buyer Indemnified Persons, and each of them, from and against any and all Losses arising from any Event of Buyer Indemnification.

                  (b) Until the Environmental Survival Date, subject to Sections 8.2.3, 8.2.4 and 8.2.5, the Stockholders, jointly and severally, shall indemnify and hold harmless the Buyer Indemnified Persons, and each of them, from and against any and all Environmental Damages if and only to the extent such Environmental Damages result from any circumstance existing, or any action or inaction or event or occurrence which occurred, prior to the Closing and (i) with respect to any such Environmental Damages relating to Company Property owned, occupied or leased by the Subsidiary, after July 16, 1990 and (ii) with respect to any such Environmental Damages relating to Company Property owned, occupied or leased by RBC, after October 30, 1987; provided, however, that the Stockholders shall have no indemnification obligations under the preceding clause 8.2.2(b)(ii) unless (and then only to the extent that) the Buyer Indemnified Persons making such claim shall have failed, after using commercially reasonable efforts (including, without limitation, the filing and pursuit of a claim in any Federal or state court of the United States of competent jurisdiction until such claim is dismissed, or a decision is rendered, by such court), to have obtained indemnification payments with respect to such Environmental Damages pursuant to the Inventory Purchase and Indemnification Agreement (the "General Sullivan Indemnification Agreement") dated the date hereof, between RBC and General Sullivan Group, Inc., a New Jersey corporation ("General Sullivan"), if such claim is within the scope of the General Sullivan Indemnification Agreement. Nothing herein shall be interpreted to mean that the General Sullivan Indemnification Agreement in any way limits the scope of the indemnity in that portion of clause 8.2.2(b)(ii) preceding the proviso in such clause. If any Stockholder shall make any payments pursuant to clause 8.2.2(b)(ii) of the preceding sentence, such Stockholder shall be subrogated, to the extent of such payment, to any rights and remedies available to RBC or any of its assigns, in respect of the claim on account of which such payment shall have been made, under the General Sullivan Indemnification Agreement.

                  (c) Until the Environmental Survival Date, subject to Sections 8.2.3, 8.2.4 and 8.2.5, the Stockholders, jointly and severally, shall indemnify and hold harmless the Buyer Indemnified Persons, and each of them from and against any and all Losses (i) relating to or arising out of any excluded liability set forth in Section 1.04(j) of the Asset Purchase Agreement dated September 18, 1987, among RBC (formerly RBC Holdings Corp.), General Sullivan and the other parties thereto or (ii) with respect to which RBC or the Subsidiary or any of their respective assigns shall have a right of recovery (but only to extent of such right of recovery) pursuant to Section 10.11 or
10.12 of the Asset Purchase Agreement dated as of June 29, 1990, among RBC, the Subsidiary (formerly ITI Acquisition, Inc.), Axel Johnson, Inc., a Delaware corporation, and the other parties thereto; provided, however, that the Stockholders shall have no indemnification obligations under this Section 8.2.2(c) unless

(and then only to the extent that) the Buyer Indemnified Persons making such claim shall have failed, after using commercially reasonable efforts (including, without limitation, the filing and pursuit of a claim in any Federal or state court of the United States of competent jurisdiction until such claim is dismissed, or a decision is rendered, by such court), to have obtained indemnification payments with respect to such Losses pursuant to the provisions of the agreements specified in the preceding clause (i) or (ii) or of the General Sullivan Indemnification Agreement, as applicable. If any Stockholder shall make any payments pursuant to this Section 8.2.2(c), such Stockholder shall be subrogated, to the extent of such payment, to any rights and remedies available to RBC and the Subsidiary or any of their respective assigns, in respect of the claim on account of which such payment shall have been made, under the RBC Purchase Agreement, the ITB Purchase Agreement or the General Sullivan Indemnification Agreement, as applicable, with respect to the claim giving rise to such required payment.

                  (d) The Buyer shall indemnify and hold harmless the Stockholder Indemnified Persons, and each of them, from and against all Losses arising from any Event of Stockholder Indemnification.

                  8.2.3. Procedure for Claims by Parties. No claim, demand, suit or cause of action shall be brought under Section 8.2.2 hereof unless the party or parties seeking indemnification, at any time prior to the applicable Survival Date, shall give prompt written notice of the existence of any such claim, stating the nature and basis of such claim and the amount thereof, to the extent known; provided, however, that the failure to give prompt notice of the existence of a claim by the party or parties seeking indemnification shall not obviate the right to indemnity unless the delay in giving such notice shall adversely affect the ability of the indemnifying party to defend against such claim or to minimize the subject Loss. Upon the giving of such written notice as aforesaid, the party or parties seeking indemnification shall have the right to commence legal proceedings subsequent to the applicable Survival Date for the enforcement of their rights under Section 8.2.2 hereof.

                  8.2.4. Third Party Claims. The obligations and liabilities of any party hereto against which indemnification is sought hereunder with respect to claims resulting from the assertion of liability by third parties shall be subject to the following terms and conditions:

                  (a) Notice of Asserted Liability. Promptly after receipt by any indemnified person (the "Indemnitee") of notice of any demand, claim or the commencement (or threatened commencement) of any action, proceeding or investigation (an "Asserted Liability") that may result in a Loss, the Indemnitee shall give prompt written notice thereof (the "Claims Notice") to any other party (or parties) obligated to provide indemnification pursuant to
Section 8.2.2 (the "Indemnifying Party"); provided, however, that the failure to give the Claims Notice promptly by the Indemnitee shall not obviate the right to indemnity unless the delay in giving such notice shall adversely affect the Indemnifying Party. The Claims Notice shall describe the Asserted Liability in reasonable detail, and shall indicate the amount (estimated, if necessary) of the Loss that has been or may be suffered by the Indemnitee.

                  (b) Defense. The Indemnifying Party shall be entitled to assume the defense of any action, suit or claim brought against the Indemnitee with respect to which the Indemnifying Party may have any indemnity liability hereunder, upon delivering written notice to the Indemnitee to such effect. The Indemnifying Party shall not be liable to the Indemnitee for any legal or other expenses subsequently incurred by the Indemnitee in connection with the defense thereof other than (i) those relating to investigation or the furnishing of documents or witnesses and (ii) all reasonable fees and expenses of counsel retained by such Indemnitee if (A) the Indemnifying Party and the Indemnitee shall have agreed in writing to the retention of such counsel or (B) the Indemnitee shall have reasonably concluded that a potential conflict exists or that a defense is potentially available to it which is not available to the Indemnifying Party. Each party shall make available to the other party and their attorneys and accountants all books and records of such party relating to such proceedings or litigation and the parties hereto agree to render to each other such assistance as they may reasonably require of each other in order to ensure the proper and adequate defense of any such action, suit or proceeding.

                  (c) Settlement. Neither the Indemnifying Party nor the Indemnitee shall make any settlement of any claims without the written consent of the other party (which consent shall not be unreasonably withheld).

            8.2.5. Limitations on Indemnification. The indemnification provided for in this Section 8.2 shall be subject to the following limitations:

                  (a) The Stockholders shall have no liability and no obligation to indemnify the Buyer for any Losses arising from the untruth, inaccuracy or breach of any representation, warranty, agreement or covenant of the Stockholders contained in Article III hereof other than Section 3.2(n) (with respect to which there shall be no basket amount) unless, until and only to the extent that such Losses, in the aggregate, shall exceed $500,000 (the "Basket Amount") and the Buyer shall not be entitled to receive any indemnification payments from the Stockholders hereunder unless, until and only to the extent that such Losses exceed the Basket Amount.

                  (b) Subject to Section 8.2.5(c) and notwithstanding anything in this Section 8.2 to the contrary, the several liability of each Stockholder, with respect to any Loss, shall be equal to the product of (A) the percentage (the "Stockholder's Percentage") set forth opposite such Stockholder's name on Annex I hereto multiplied by (B) the dollar amount of such Loss; provided, however, that no Stockholder's liability for indemnification pursuant to this
Section 8.2 shall exceed the product of (x) such Stockholder's Percentage multiplied by either (y) $4,000,000 if such Loss arises from a claim made pursuant to Section 8.2.3 or 8.2.4 hereof prior to the first anniversary of the date hereof, or (z) $2,000,000 (reduced dollar-for-dollar by any claims described in the preceding clause (y)) if such Loss arises from a claim made pursuant to Section 8.2.3 or 8.2.4 hereof after the first anniversary of the date hereof.

                  (c) If there shall be any indemnification obligation of the Stockholders (A) under Section 8.2.2(a), such obligation shall be paid, before any cash payment is made, by the distribution to the applicable Buyer Indemnified Person of Escrow Shares (as defined in the Escrow Agreement) having a value equal to the indemnification amount, and such shares shall be deemed to have been assigned and transferred by the Stockholders to such Buyer Indemnified Person, free and clear of any claim of any kind by the Stockholders or any of them, or (B) under Section 8.2.2(b) or 8.2.2(c), such obligation shall be paid
(x) first by the distribution to the applicable Buyer Indemnified Person of cash from the Stockholders' interest in the Escrow Cash (as defined in the Escrow Agreement), to the extent amounts of the Escrow Cash shall then be available for such use in accordance with the terms of the Escrow Agreement set forth in the preceding paragraph 8.2.5(b)) and (y) second by the distribution to the applicable Buyer Indemnified Person of Escrow Shares having a value equal to the indemnification amount, and such shares shall be deemed to have been assigned and transferred by the Stockholders to such Buyer Indemnified Person free and clear of any claim of any kind by the Stockholders or any of them, in each case prior to any other cash payment. For the purposes of this Section 8.2.5(c), the value of the Escrow Shares shall be their liquidation preference plus any dividends accrued and unpaid with respect thereto.

            8.2.6. Limitation of Remedies. Except as provided in this Agreement, the remedies provided for in Section 8.2 shall be the sole remedies, contractual or otherwise, of the indemnified persons and shall preclude assertion by the indemnified persons of any other rights or the seeking of any other remedies against the indemnifying persons with respect to this Agreement and the transactions contemplated hereby.

                                   ARTICLE IX

                                  MISCELLANEOUS

            9.1. Expenses; Transfer Taxes; Etc. All fees and expenses incurred by RBC and the Stockholders in connection with the preparation for, and the consummation of, the transactions contemplated hereby and the other writings referenced herein shall be borne by the Stockholders, including, without limitation, the fees and disbursements of O'Sullivan Graev & Karabell, counsel to RBC, and Goldman, Sachs & Co., which fees and disbursements shall be paid by the Stockholders at the Closing; each of the Buyer and the Acquisition Corporation shall bear its own fees and expenses in connection with the preparation for, and consummation of, the transactions contemplated hereby and the other writings referenced herein, which fees and expenses shall be paid by the Surviving Corporation at the Closing. The Buyer shall pay all sales, registration, recording or transfer taxes which may be payable in connection with the transactions contemplated by this Agreement.

            9.2. Parties in Interest. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the respective successors and assigns of the parties hereto; provided, however, that neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either RBC and the Stockholders, on the one hand, or the Buyer or the Acquisition Corporation, on the other hand, without the prior written consent of the other party hereto.

            9.3. Entire Agreement; Amendments This Agreement and the other writings and agreements referred to herein or delivered pursuant hereto contain the entire understanding of the parties with respect to its subject matter. This Agreement and such other writings and agreements referred to herein supersede all prior agreements and understandings between the parties with respect to their subject matter. This Agreement may be amended only by a written instrument duly executed by the parties and expressly stating that it is intended to modify this Agreement, and any condition to a party's obligations hereunder may only be waived in writing by such party.

            9.4. Headings. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

            9.5. Notices. All notices, claims, certificates, requests, demands and other communications hereunder shall be in writing sent by facsimile transmission or recognized courier service or delivered personally or mailed (by registered or certified mail, return receipt requested and postage prepaid), addressed as follows;

            If to RBC, to:

                  Roller Bearing Company of America,  Inc.
                  140 Terry Drive
                  P.O. Box 1237
                  Newtown, Pennsylvania  18940
                  Attention: President
                  Telecopy: (215) 579-4318;

            If to any Stockholder, to such Stockholder at his or its address set forth on Annex I;

            In each case, with a copy to:

                  Overseas Partners, Inc.
                  375 Park Avenue
                  New York, New York  10152
                  Attention: Mr. Emanuele Costa
                  Telecopy: (212) 421-5704; and

                  O'Sullivan Graev & Karabell
                  30 Rockefeller Plaza
                  New York, New York  10112
                  Attention: Kenneth S. Siegel, Esq.
                  Telecopy: (212) 408-2420; and

            If to the Buyer or the Acquisition Corporation, to:

                  Roller Bearing Holding Company, Inc.
                  1800 Century Park East, Suite 1000
                  Los Angeles, California  90067
                  Attention: Mr. Richard R. Crowell
                  Telecopy: (310) 277-5810;

            with a copy to:

                  Gibson, Dunn & Crutcher
                  333 South Grand Avenue
                  Los Angeles, California  90071
                  Attention: Terrance L. Carison, Esq.
                  Telecopy: (213) 229-7520;

or to such other address as the parties may have furnished to the other parties hereto in writing. Any such notice or communication shall be deemed to have been given (a) in the case of personal or facsimile delivery, on the date of such delivery (or, if such day is not a business day, on the first business day thereafter), (b) in the case of air courier, on the next business day after the date when sent and (c) in the case of mailing, on the third business day following the date of posting.

            9.6. Publicity. The parties hereto agree that all public announcements relating to this Agreement or the transactions contemplated hereby, including announcements to employees, will be made only as may be agreed upon in writing by both RBC and the Buyer.

            9.7. Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

            9.8. Governing Law. This Agreement shall be governed by and construed in accordance with (a) the laws of the State of New York applicable to agreements made and to be wholly performed within such State and (b) with respect to corporate law governing the Merger, solely by the General Corporation Law of the State of Delaware. Each of Bitrix and Columbus hereby irrevocably submits to the jurisdiction of the courts of the State of New York for the resolution of any dispute arising in connection with this Agreement, the Escrow Agreement or any of the transactions contemplated hereby or thereby, and hereby irrevocably appoints Wormser, Kiely, Galef & Jacobs, having the address set forth on Annex I hereto, as agent for service of process in connection therewith (provided that the foregoing submission to jurisdiction shall not be construed to mean that either Bitrix or Columbus conducts any business within the State of New York).

            9.9. Gender. Any reference to the masculine gender shall be deemed to include the feminine and neuter genders unless the context otherwise requires.

            9.10. Waivers. Any party to this Agreement may, by written notice to the other parties hereto, waive any provision of this Agreement. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered on the date first above written.

                                          ROLLER BEARING COMPANY OF
                                           AMERICA, INC.


                                          By: /s/ Gary W. Holmes
                                              ----------------------------------
                                              Gary W. Holmes
                                              President and CEO

                                          ROLLER BEARING HOLDING
                                           COMPANY, INC.


                                          By: /s/ Michael J. Hartnett
                                              ----------------------------------
                                              Name: Michael J. Hartnett
                                              Title: President

                                          ROLLER BEARING ACQUISITION
                                           COMPANY, INC.


                                          By: /s/ Michael J. Hartnett
                                              ----------------------------------
                                              Name: Michael J. Hartnett
                                              Title: President

                                          STOCKHOLDERS:

                                          BITRIX ASSOCIATES C.V.
                                          By: BISUB INVESTMENTS N.V.,
                                              Managing General Partner


                                          By: /s/ Todd M. Brinberg
                                              ----------------------------------
                                                      Attorney-In-Fact

                                          COLUMBUS HOLDINGS LIMITED


                                          By: /s/ Todd M. Brinberg
                                              ----------------------------------
                                              Name: Todd M. Brinberg
                                              Title: Assistant Secretary

                                          OVERLAND TRUST BANK


                                          By: /s/ Todd M. Brinberg
                                              ----------------------------------
                                                      Attorney-In-Fact

                                          BAY STREET CORPORATION


                                          By: /s/ [ILLEGIBLE]
                                              ----------------------------------
                                              Name: [ILLEGIBLE]
                                              Title: [ILLEGIBLE]


                                          --------------------------------------
                                                   Gary w. Holmes


                                          --------------------------------------
                                                   Michael J. Hartnett


                                          --------------------------------------
                                                   Frederick L. Morlok


                                          --------------------------------------
                                                   Harold J. Macsata

                                          BAY STREET CORPORATION


                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                                   /s/ Gary w. Holmes
                                          --------------------------------------
                                                   Gary w. Holmes


                                          --------------------------------------
                                                   Michael J. Hartnett


                                          --------------------------------------
                                                   Frederick L. Morlok


                                          --------------------------------------
                                                   Harold J. Macsata

                                          BAY STREET CORPORATION


                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                          --------------------------------------
                                                   Gary w. Holmes


                                                   /s/ Michael J. Hartnett
                                          --------------------------------------
                                                   Michael J. Hartnett


                                          --------------------------------------
                                                   Frederick L. Morlok


                                                   /s/ Harold J. Macsata
                                          --------------------------------------
                                                   Harold J. Macsata

                                          BAY STREET CORPORATION


                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                          --------------------------------------
                                                   Gary w. Holmes


                                          --------------------------------------
                                                   Michael J. Hartnett


                                                   /s/ Frederick L. Morlok
                                          --------------------------------------
                                                   Frederick L. Morlok


                                          --------------------------------------
                                                   Harold J. Macsata

                                     ANNEX I

                                   CLASS A      CLASS B  PREFERRED
        HOLDER                     COMMON       COMMON    SHARES    PERCENTAGE
        ------                     -------      -------  ---------  ----------

Bitrix Associates C.V             1,057.36(1)   15(2)     648.75     49.2102%
c/o Bisub Investments N.V
P.O. Box 812
De Ruyterkade 62
Curacao, Netherlands Antilles

with a copy to:

Todd M. Brinberg, Esq
Wormser, Kiely, Galef & Jacobs
711 Third Avenue
New York, NY 10017

Columbus Holdings Limited            340.66     5(2)      216.25     15.8545%
36 Finch Road
Douglas, Isle of Man
British Isles

with a copy to:

Todd M. Brinberg, Esq
Worinser, Kiely, Galef & Jacobs
711 Third Avenue
New York, NY 10017

Gary W. Holmes                       454.08(3)  --            --     21.1332%
1925 Brickell Avenue
Miaini, Florida 33129

Bay Street Corporation                  .82     40            20      1.8998%
871 Seaview Avenue
Osterville, MA 02655

----------
      (1) Includes 35.38 shares which will be acquired upon exercise of outstanding warrants prior to the closing.

      (2)   Will be repurchased by RBC immediately prior to the Closing.

      (3) 122.2122701 of such shares will be exchanged immediately prior to the Merger for shares of the Buyer's Common Stock and the Buyer's Preferred Stock, resulting in 331.8677299 shares being held for the purposes of receiving consideration in the Merger.

Harold J. Macsata                      61.23(4)     --       30     2.8497%
2820 West Fox Chase Circle
Doylestown, PA 18901

Frederick L. Morlok                    61.23(4)     --       30     2.8497%
315 Society Place
Newtown, PA 18940

Overland Trust Bank                    72.05(5)     --       --     3.3533%
Via Serafino Balestra 5
CH-6900 Lugano
Switzerland

with a copy to:

Todd M. Brinberg, Esq
Wormser, Kiely, Galef & Jacobs
711 Third Avenue
New York, NY 10017

Michael J. Hartnett                    61.23(6)     --       --     2.8497%
25871 Prairsetone
Laguna, CA 92523

       Totals:
                                    --------       ---      ---     ------
                                    2,108.66        60      945        100%

----------
      (4) 54.3164883 of such shares will be exchanged immediately prior to the Merger for shares of the Buyer's Common Stock and the Buyer's Preferred Stock, resulting in 6.91351157 shares being held for the purposes of receiving consideration in the Merger.

      (5) Will be acquired upon exercise of outstanding warrants prior to closing.

      (6) Consists of options (which will not be exercised prior to the closing) to purchase 41.23 shares of Class A Common Stock from RBC and 15 and 5 shares of Class B Common Stock from Bitrix and Columbus (which shares of Class B Common Stock will be repurchased by TLBC immediately prior to the Closing), respectively.

                                    ANNEX II
                              MERGER CONSIDERATION

Cash Consideration:
   Basic Cash                                     $50,000,000.00
PLUS:
   50% Holmes Note                $535,036.22
   D & T Fees                      $80,300.00
   Hartnett Option                $310,000.00        $925,336.22
                                  ------------------------------
   Subtotal                                       $50,925,336.22

MINUS:
   Axel Johnson Note            $4,138,437.50
   Citicorp Cap Ex              $1,597,576.15
   Citi Term 1                  $1,631,404.00
   Citi Term 2                  $3,964,512.50
   Citi Revolver               $12,134,295.93
   Bitrix                       $1,676,594.36
   OTB Sub Debt                 $3,414,794.53     $28,557,614.97
                                --------------------------------
   Subtotal                                       $22,367,721.25

MINUS
                                                                           --------------------------------------------------------
   RBC Preferred                  $754,051.44                              $797.94 PER PREFERRED SHARE CASH CONSIDERATION
                                                                           --------------------------------------------------------
   Sellers' Expenses            $2,676,472.58      $3,430,524.02
                                --------------------------------

                                                                           ---------
                                                                           Per Share
                                                                           --------------------------------------------------------
Net Cash Consideration                            $18,937,197.23           $8,813.49 PER COMMON SHARE CASH CONSIDERATION
Preferred Stock Consideration                      $2,000,000.00             $930.81 PER COMMON SHARE PREFERRED STOCK CONSIDERATION
                                                                           --------------------------------------------------------
Total Consideration                               $20,937,197.23           $9,744.30
                                                                           ---------
Environmental Escrow                                 $100,000.00              $46.54
                                                                           ---------
Fully Diluted Common Shares                              2148.66

ENTITLEMENTS:

------------------------------------------------------------------------------------------------------------
                                                  2.3(a)(i)      2.3(a)(ii)     2.3(a)(ii)         2.3(b)
                    Shares                                       Preferred       Shares of       Preferred
                   Available       Total            Cash           Stock          Buyer's        Share Cash
Stockholder        at Closing    Entitlement       Amount      Consideration  Preferred Stock  Consideration
------------------------------------------------------------------------------------------------------------
Bitrix                1057.36  $10,303,237.77  $ 9,319,033.66  $  984,204.11    $ 9,842.04      $517,662.30
Columbus               340.66  $ 3,319,494.76  $ 3,002,404.11  $  317,090.65    $ 3,170.91      $172,554.10
Bay Street              40.82  $   397,762.51  $   359,766.73  $   37,995.77    $   379.96      $ 15,958.76
Overland Trust          72.05  $   702,077.14  $   635,012.08  $   67,065.05    $   670.65      $      0.00
Gary Holmes       331.8677299  $ 3,233,820.20  $ 2,924,913.51  $  308,906.70    $ 3,089.07      $      0.00
Hal Macsata        6.91351157  $    67,367.36  $    60,932.18  $    6,435.18    $    64.35      $ 23,938.14
Fred Morlok        6.91351157  $    67,367.36  $    60,932.18  $    6,435.18    $    64.35      $ 23,938.14

------------------------------------------------------------------------------------------------------------
   TOTAL          1856.584753  $18,091,127.10  $16,362,994.44  $1,728,132.65    $17,281.33      $754,051.44
------------------------------------------------------------------------------------------------------------

                                                                       EXHIBIT A

                                                                       EXHIBIT A

                              AGREEMENT OF MERGER dated as of March 31, 1992,
                        between ROLLER BEARING ACQUISITION COMPANY, INC., a Delaware corporation (the "Acquisition Corporation"), and ROLLER BEARING COMPANY OF AMERICA, INC., a Delaware corporation (the "Company")

            The respective Boards of Directors of each of the Acquisition Corporation and the Company have, by resolutions duly adopted, approved and adopted this Agreement, the Agreement and Plan of Reorganization dated the date hereof (the "Reorganization Agreement"), among the Company, Roller Bearing Holding Company, Inc., a Delaware corporation (the "Buyer"), the Acquisition Corporation, which is a wholly-owned subsidiary of the Buyer, and the Stockholders (as defined in the Reorganization Agreement), and the proposed merger of the Acquisition Corporation with and into the Company in accordance with this Agreement, the Reorganization Agreement and the Delaware General Corporation Law (the "Delaware Statute"), whereby, among other things, the holders of issued and outstanding shares of the Class A Common Stock, $.01 par value (the "Class A Common Stock"), the Class B Common Stock, $.0l par value (the "Class B Common Stock"; and the Class A Common Stock and the Class B Common Stock being collectively referred to herein as the "Company Common Stock") and the Series A Preferred Stock, $.01 par value (the "Company Preferred Stock"), of the Company will receive cash and shares of the Buyer's Preferred Stock (as defined herein) therefor in the manner set forth in this Agreement and the Reorganization Agreement, upon the terms and subject to the conditions set forth in this Agreement and the Reorganization Agreement. All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Reorganization Agreement.

            NOW, THEREFORE, in consideration of the mutual benefits to be derived from this Agreement and the Reorganization Agreement, the parties hereto agree as follows:

                                    ARTICLE I
                                     GENERAL

            1.1. The Merger. In accordance with the provisions of this Agreement, the Reorganization Agreement and the Delaware Statute, the Acquisition Corporation shall be merged with and into the Company (the "Merger"), which, at and after the Effective Time (as hereinafter defined), shall be and is sometimes referred to herein as the "Surviving Corporation". The Acquisi-tion Corporation and the Company are sometimes collectively referred to herein as the "Constituent Corporations".

            1.2. The Effective Time of the Merger. The Merger shall become effective upon the filing of the Certificate of Merger (as defined in Article IV hereof) with the Secretary of State of the State of Delaware, in accordance with
Article IV hereof. The date and time when the Merger shall become effective as aforesaid is herein referred to as the "Effective Time".

            1.3. Effect of Merger. (a) At the Effective Time, the separate existence of the Acquisition Corporation shall cease and the Acquisition Corporation shall be merged with and into the Surviving Corporation, possessing all of the rights, privileges, powers and franchises, as well of a public as of a private nature, and being subject to all of the restrictions, disabilities and duties of each of the Constituent Corporations.

                  (b) At the Effective Time, all and singular, the rights, privileges, powers and franchises of each of the Constituent Corporations, and all property, real, personal and mixed, and all debts due to any of the Constituent Corporations on whatever account, as well for stock subscriptions as all other things in action or belonging to each of the Constituent Corporations shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectually the property of the Surviving Corporation as they were of the several and respective Constituent Corporations, and the title to any real estate vested by deed or otherwise, under the laws of the State of Delaware in either of the Constituent Corporations, shall not revert or be in any way impaired by reason of the Delaware Statute; but all rights of creditors and all liens upon any property of either of the Constituent Corporations shall be preserved unimpaired, and all debts, liabilities and duties of the respective Constituent Corporations shall thenceforth attach to the Surviving Corporation, and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

            1.4. Charter and By-Laws of Surviving Corporation. Immediately following the Effective Time, (a) the Certificate of Incorporation of the Company shall be the Certificate of Incorporation of the Surviving Corporation until altered, amended or repealed as provided in the Delaware Statute, (b) the by-laws of the Company shall become the by-laws of the Surviving Corporation until altered, amended or repealed as provided in the Delaware Statute, the Certificate of Incorporation or such by-laws, (c) the directors of the Acquisition Corporation shall become the directors of the Surviving Corporation and (d) the officers of the Acquisition Corporation shall become the officers of the Surviving Corporation.

            1.5. Taking of Necessary Action; Further Assurances. Prior to the Effective Time, and subject to the terms and conditions provided in the Reorganization Agreement, the parties hereto shall take, or cause to be taken (as the case may be), all such action as may be necessary or appropriate in order to effectuate the Merger as provided in this Agreement as expeditiously as reasonably practicable.

                                   ARTICLE II
             EFFECT OF MERGER ON CAPITAL STOCK AND OTHER SECURITIES
                        OF CONSTITUENT CORPORATIONS; ETC.

            2.1. Effect of Merger on Securities. (a) The following terms shall have the following respective meanings:

                  (i) "AC Common Stock" shall mean the Common Stock, $.0l par value, of the Acquisition Corporation.

                  (ii) "Buyer's Common Stock" shall mean the Common Stock, $.0l par value, of the Buyer.

                  (iii) "Buyer's Preferred Stock" shall mean the Series A Preferred Stock, $100 par value, of the Buyer.

                  (iv) "Cash Consideration" means the amount indicated as such on Annex I hereto.

                  (v) "Per Common Share Preferred Stock Consideration" means the number of shares of the Buyer's Preferred Stock indicated as the Per Common Share Preferred Stock Consideration on Annex I hereto.

                  (vi) "Per Common Share Cash Consideration" means the amount indicated as such on Annex I hereto.

                  (vii) "Per Preferred Share Cash Consideration" means the amount indicated as such on Annex I hereto.

            (b) The manner and basis of converting or exchanging the shares of capital stock of each of the Constituent Corporations into or for cash or securities of the Surviving Corporation or the Buyer shall be as follows:

                  (i) each share of AC Common Stock outstanding at the Effective Time shall be converted into one share of Class A Common Stock of the Surviving Corporation;

                  (ii) each share of Company Common Stock or Company Preferred Stock outstanding at the Effective Time and owned directly or indirectly by the Company or the Subsidiary or owned by the Buyer or the Acquisition

      Corporation or any other subsidiary of the Buyer shall, by virtue of the Merger and without any action on the part of the holder thereof, be cancelled and no consideration shall be delivered in exchange therefor;

                  (iii) each share of Company Common Stock listed on Annex I hereto shall, by virtue of the Merger and without any action on the part of the holder thereof, cease to be outstanding and be converted into the right to receive the Per Common Share Cash Consideration and the Per Common Share Preferred Stock Consideration;

                  (iv) each share of Company Preferred Stock outstanding at the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, cease to be outstanding and be converted into the right to receive the Per Preferred Share Cash Consideration; and

                  (v) each authorized but unissued share of capital stock of the Company at the Effective Time shall be cancelled.

            2.2. Exchange of Certificates; Delivery of Funds. At the Effective Time, the Surviving Corporation shall deliver:

                  (a) with respect to the Company Common Stock then held by each Stockholder, (i) a wire transfer of immediately available funds in an amount equal to the Net Cash Amount set forth opposite such Stockholder's name on Annex I and (ii) duly executed certificates representing that number of shares of the Buyer's Preferred Stock set forth opposite such Stockholder's name on Annex I hereto, against receipt by the Surviving Corporation of certificates representing all shares of Company Common Stock held by such Stockholder immediately prior to the Effective Time; and

                  (b) with respect to the Company Preferred Stock then held by each Stockholder, a wire transfer of immediately available funds in an amount equal to the Preferred Share Cash Consideration set forth opposite such Stockholder's name on Annex I, against receipt by the Surviving Corporation of certificates representing all shares of Company Preferred Stock held by such Stockholder immediately prior to the Effective Time.

            OPI shall receive and distribute the dollar amounts and shares of the Buyer's Preferred Stock set forth in this Section 2.2 on behalf of the Stockholders (and shall be held harmless by the Stockholders in connection therewith).

            2.3. Deposit into Escrow. (a) As soon as practicable following the Closing, the Stockholders (or OPI on behalf of the Stockholders) shall deposit
(i) into the Escrow Account (as defined in the Escrow Agreement) an aggregate of $100,000, to be held and distributed in accordance with the terms of the Escrow Agreement, and (ii) into the Escrow Deposit Box (as defined in the Escrow Agreement) certificates representing in the aggregate 20,000 shares of the Buyer's Preferred Stock (issued to the Stockholders in the Merger and, with respect to certain Stockholders, pursuant to the Exchange Agreements or otherwise), to be held and distributed in accordance with the terms of Section
8.2 of the Reorganization Agreement and the terms of the Escrow Agreement.

                  (b) As soon as practicable following the Closing, the Buyer shall deposit $100,000 into the Escrow Account, to be held and disbursed in accordance with the terms of the Escrow Agreement.

            2.4. Exercise of Warrants and Exchange of Options. (a) Immediately prior to the Effective Time, each of Bitrix Associates C.V. and Overland Trust Bank shall exercise all warrants to purchase Company Common Stock then held by them.

            (b) Immediately prior to the Effective Time, options to purchase 41.237, 15 and 5 shares of Company Common Stock from the Company, Bitrix and Columbus, respectively, held by Michael Hartnett shall be cancelled in exchange for shares of the Buyer's Common Stock and/or the Buyer's Preferred Stock.

            2.5. After the Effective Time. At and after the Effective Time, the stock transfer books of the Surviving Corporation shall be closed with respect to the Company Common Stock and the Company Preferred Stock and there shall be no further registration of transfers of Company Common Stock or Company Preferred Stock thereafter on the records of the Surviving Corporation. If, after the Effective Time, certificates formerly representing shares of Company Common Stock or Company Preferred Stock are presented to the Surviving Corporation, they shall be cancelled and exchanged for the consideration set forth in Sections 2.1(b)(iii) and 2.1(b)(iv), respectively, hereof, as provided in, and subject to, this Article II.

                                   ARTICLE III

                                   TERMINATION

            This Agreement may be terminated, and the Merger abandoned, by resolutions of the Boards of Directors of the Constituent Corporations prior to the Merger becoming effective, notwithstanding prior approval thereof by their respective stockholders. In the event of the termination and abandonment of this Agreement and the Merger, this Agreement shall become void and of no further effect without any liability on the part of either Constituent Corporation or the stockholders or the directors or officers in respect thereof.

                                   ARTICLE IV

                             APPROVAL OF AGREEMENT;
                         FILING OF CERTIFICATE OF MERGER

            The respective Board of Directors of each of the Constituent Corporations have, by resolutions duly adopted, unanimously approved and adopted the Merger, this Agreement and the Reorganization Agreement. The respective stockholders of each of the Constituent Corporations have, by resolutions duly adopted, approved and adopted the Merger, this Agreement and the Reorganization Agreement in accordance with Section 251 of the Delaware Statute. Upon satisfaction of all conditions of the Merger contained in Article V of the Reorganization Agreement (or appropriate waiver thereof by the party or parties entitled to satisfaction of such conditions or any of them) and execution and delivery of this Agreement, the parties hereto shall cause a certificate of merger (the "Certificate of Merger"), substantially in the form attached as Exhibit hereto, to be executed and filed with the Secretary of State of the State of Delaware in accordance with Section 103 of the Delaware Statute and the Merger shall thereupon become effective.

                                    ARTICLE V

                                  MISCELLANEOUS

            5.1. Entire Agreement; Amendments. This Agreement, the Certificate of Merger and the Reorganization Agreement and the other writings and agreements referred to herein and therein or delivered pursuant thereto contain the entire understanding of the parties with respect to the subject matter hereof. This Agreement, the Certificate of Merger and the Reorganization Agreement and such other writings and agreements referred to herein and therein supersede all prior agreements and understandings between the parties with respect to the subject matter hereof. To the extent permitted by applicable law, this

Agreement and the Certificate of Merger may be amended by action taken by or on behalf of the Boards of Directors of the Constituent Corporations at any time before or after adoption of this Agreement by the stockholders of the Constituent Corporations. This Agreement may be amended only by a written instrument duly executed by the parties, and any condition to a party's obligations hereunder may only be waived in writing by such party.

            5.2. Headings. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

            5.3. Notices. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered personally or sent by facsimile transmission, air courier or by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

                  If to the Acquisition Corporation, to:

                        Roller Bearing Acquisition Company, Inc.
                        1800 Century Park East, Suite 1000
                        Los Angeles, California 90067
                        Attention: Richard R. Crowell
                        Telecopy: (310) 277-5810

                  with a copy to:

                        Gibson, Dunn & Crutcher
                        333 South Grand Avenue
                        Los Angeles, California 90071
                        Telecopy: (213) 229-7520
                        Attention: Terrance L. Carlson, Esq.; and

                  If to the Company, to:

                        Roller Bearing Company
                         of America, Inc.
                        140 Terry Drive
                        P.O. Box 1237
                        Newtown, Pennsylvania 18490
                        Telecopy: (215) 579-4318
                        Attention: President

                  with a copy to:

                        O'Sullivan Graev & Karabell
                        30 Rockefeller Plaza
                        New York, New York 10112
                        Telecopy: (212) 408-2420
                        Attention: Kenneth S. Siegel, Esq.;

or to such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. Any such notice or communication shall be deemed to have been received (a) in the case of personal delivery or facsimile transmission, on the date of such delivery, (b) in the case of air courier, on the next business day after the date when sent and (c) in the case of mailing, on the third business day following the date on which the piece of mail containing such communication was posted.

            5.4. Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

            5.5. Governing Law. This Agreement shall be governed by and construed in accordance with (a) the laws of the State of New York applicable to agreements made and to be wholly performed within such State and (b) with respect to corporate law governing the Merger, solely by the General Corporation Law of the State of Delaware.

            5.6. Gender. Any reference to the masculine gender shall be deemed to include the feminine and neuter genders unless the context otherwise requires.

            5.7. Parties in Interest. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and assigns. Anything contained herein to the contrary notwithstanding, this Agreement shall not be assigned by any party hereto without the consent of the other party hereto.

            IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed on its behalf as of the day and year first above written.

                                          ROLLER BEARING COMPANY
                                           OF AMERICA, INC.


                                          By:
                                             -----------------------------------
                                             Gary W. Holmes
                                             President and CEO

ATTEST:


---------------------------------
Emanuele Costa
Secretary

                                          ROLLER BEARING ACQUISITION
                                           COMPANY, INC.


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title

ATTEST:


---------------------------------
Name:
Secretary

                                                             EXHIBIT A TO THE
                                                             AGREEMENT OF MERGER

                              CERTIFICATE OF MERGER

                                       OF

                    ROLLER BEARING ACQUISITION COMPANY, INC.

                                  WITH AND INTO

                     ROLLER BEARING COMPANY OF AMERICA, INC.

            We, the undersigned, being respectively the President and Secretary of Roller Bearing Company of America, Inc., a Delaware corporation ("the Company"), pursuant to Section 251 of the General Corporation Law of the State of Delaware, hereby certify as follows:

            1. The respective names and states of incorporation of the constituent corporations (the "Constituent Corporations") are as follows:

Name of Constituent                                                  State of
    Corporation                                                    Incorporation
-------------------                                                -------------

Roller Bearing Company of America, Inc.                              Delaware
Roller Bearing Acquisition Company, Inc.                             Delaware

            2. The Agreement of Merger (the "Agreement of Merger") and the merger (the "Merger") to which this certificate relates has been approved, adopted, certified, executed and acknowledged by each of the Constituent Corporations in accordance with Section 251 of the General Corporation Law of the State of Delaware.

            3. The Company shall be the surviving corporation.

            4. The Certificate of Incorporation of the Company shall be the Certificate of Incorporation of the surviving corporation.

            5. The executed Agreement of Merger is on file at the principal place of business of the surviving corporation, the address of which is:

                  Roller Bearing Company of America, Inc.
                  140 Terry Drive
                  P.O. Box 1237
                  Newtown, Pennsylvania 18940.

            6. A copy of the Agreement of Merger will be furnished by the surviving corporation, on the request and without cost, to any stockholder of any Constituent Corporation.

            IN WITNESS WHEREOF, the undersigned have caused this Certificate to be duly executed and delivered as of the ______ day of March, 1992.

                                          ROLLER BEARING COMPANY
                                           OF AMERICA, INC.


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title

ATTEST:


---------------------------------
[Name]
Secretary

                                                                       EXHIBIT B

                                                                       EXHIBIT B

                              ESCROW AGREEMENT (the "Agreement") dated March 31,
                        1992, among ROLLER BEARING HOLDING COMPANY, INC., a Delaware corporation (the "Buyer"), the STOCKHOLDERS (as defined herein) and the STOCKHOLDERS' REPRESENTATIVE (as defined herein).

            The parties are entering into this Agreement pursuant to the Agreement and Plan of Reorganization dated the date hereof (the "Agreement and Plan of Reorganization"), among Roller Bearing Company of America, Inc., a Delaware corporation ("RBC"), the Buyer, Roller Bearing Acquisition Company, Inc., a Delaware corporation and a wholly-owned subsidiary of the Buyer, and the Stockholders (as defined therein). This Agreement is the Escrow Agreement referred to in Sections 2.4 and 8.2 of the Agreement and Plan of Reorganization. Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement and Plan of Merger.

            Accordingly, in consideration of the premises and of the mutual agreements contained herein and in the Agreement and Plan of Reorganization, the parties agree as follows:

            1. Establishment of Escrow.

                  1.1. Escrow Shares. As soon as practicable following the date hereof, as contemplated by Section 2.4 of the Agreement and Plan of Reorganization, the Buyer and the Stockholders' Representative (on behalf of the Stockholders) shall deposit or cause to be deposited into a safe deposit box (the "Escrow Deposit Box") at Citibank, N.A. ("Citibank") located at 640 Fifth Avenue, New York, New York 10019 (Safe Deposit Box No. C5049) one or more certificates representing in the aggregate 20,000 shares of the Buyer's Preferred Stock (which shares were issued to the Stockholders in the Merger and, with respect to certain Stockholders, pursuant to the Exchange Agreements or a subscription agreement), such shares to remain in the Escrow Deposit Box until removed therefrom and distributed in accordance with Section 2 hereof. Such shares, or a lesser number of such shares as shall result from distributions of such shares from time to time in accordance with Section 2 hereof, are referred to herein as the "Escrow Shares".

                  1.1.1. Ownership Interest in Escrow Shares. At all times during the term of this Agreement for the purpose of determining the interest of the respective Stockholders in the Escrow Shares, whether in connection with the distribution of Escrow Shares or otherwise, each Stockholder shall be deemed to own that number of Escrow Shares as shall equal the product obtained by multiplying (A) the percentage set forth opposite such Stockholder's name on
Schedule I hereto (hereinafter
referred to as such Stockholder's "Proportionate Interest") by (B) the number of Escrow Shares then held in escrow.

                  1.1.2. Use of Escrow Shares. The Escrow Shares shall be removed from the Escrow Deposit Box and used for the payment of the indemnity obligations, if any, of the Stockholders pursuant to and in accordance with
Section 8.2.5(c) of the Agreement and Plan of Reorganization. On the twelfth anniversary of the date hereof (or, if not a business day, the next business day), or any earlier date agreed to in writing by the Buyer, all Escrow Shares remaining in escrow shall promptly be returned to the Stockholders, in accordance with each Stockholder's Proportionate Interest in such Escrow Shares. The Buyer shall execute and deliver certificates representing shares of the Buyer's Preferred Stock in such denominations as shall be necessary to effect distributions of the Escrow Shares hereunder.

                  1.1.3. Dividends and Redemptions. Any dividends paid or other distributions made on the Escrow Shares (other than the proceeds from any redemption or repurchase of the Escrow Shares) shall be transferred directly to the Stockholders and shall not be deemed to be a part of the Escrow Shares hereunder. If during the term of this Agreement the Escrow Shares or any part thereof shall be required to be redeemed or otherwise repurchased by the Corporation pursuant to the terms of the Escrow Shares or otherwise, or if the Corporation shall agree to effect any redemption or repurchase of the Escrow Shares, the Escrow Shares subject to such redemption or repurchase shall be released from the Escrow Deposit Box prior to the date set for such redemption or repurchase so that such shares may be surrendered to the Corporation in exchange for the redemption or repurchase price therefor, and the proceeds from any such redemption or repurchase shall be distributed to the Stockholders and shall not be subject to this Agreement; provided, however, that if a bona-fide claim, pursuant to Section 8.2 of the Agreement and Plan of Reorganization, shall be pending at the date set for such redemption or repurchase, an amount of the proceeds from such redemption or repurchase equal to the dollar amount of such claim shall be deposited into the Escrow Account (as defined herein), and shall be deemed to constitute Escrow Cash for the purposes hereof (except that the Buyer shall have no interest in such proceed. pursuant to Section 1.2.1 or otherwise), to be held in escrow hereunder until such claim is resolved (in which case such proceeds shall be distributed to the Stockholders and/or such claimant in accordance with such resolution). The release from escrow of the Escrow Shares contemplated by this Section 1.1.3 shall be effected whether or not there shall be legally available funds for the redemption or repurchase giving rise to the obligation to release such shares.

                  1.1.4. Restrictions on Transfer of Escrow Shares. The Escrow Shares shall be subject to the restrictions on transfer set forth in Section 7.4(a) of the Agreement and Plan of Reorganization.

                  1.2. Escrow Cash. As contemplated by Section 2.4 of the Agreement and Plan of Reorganization, on the date hereof the Buyer and the Stockholders' Representative (on behalf of the Stockholders) have each deposited $100,000 by wire transfer of immediately available funds into an account (the "Escrow Account") at Wells Fargo Bank, N.A. ("Wells Fargo") located at 333 South Grand Avenue, Los Angeles, California 90071 (Account No. 6709-012843), to be held in the Escrow Account until withdrawn and disbursed in accordance with
Section 2 hereof. Such amount, together with any interest earned thereon or proceeds derived therefrom, as the same may be reduced from time to time by distributions therefrom in accordance with Section 2 hereof, is referred to herein as the "Escrow Cash" (the Escrow Shares and the Escrow Cash being sometimes collectively referred to herein as the "Escrow Consideration").

                  1.2.1. Interest in Escrow Cash. At all times during the term of this Agreement for the purpose of determining the interest of the Buyer and the respective Stockholders in the Escrow Cash, whether in connection with the disbursement of Escrow Cash or otherwise, (a) the Buyer shall be deemed to have a 50% interest (the "Buyer's Proportionate Interest") in the Escrow Cash and (b) each Stockholder shall be deemed to have that interest in the Escrow Cash as shall be equal to the product obtained by multiplying (A) such Stockholder's Proportionate Interest by (B) the remaining 50% of the amount of the Escrow Cash then held in escrow.

                  1.2.2. Use of Escrow Cash. (a) Unless otherwise agreed to in writing by the Buyer and the Stockholders' Representative, the Escrow Cash (other than any interest earned thereon or proceeds derived therefrom) shall be used solely for the following purposes:

            (i) NJDEP Escrow Account. Within five days following the date hereof, $100,000 of the Escrow Cash shall be deposited into an escrow account (the "NJDEP Escrow Account") at the New Jersey National Bank for the benefit of the New Jersey Department of Environmental Protection, to be held in the NJDEP Escrow Account in accordance with the terms of (i) the Administrative Consent Order dated the date hereof (the "ACO"), among RBC and the NJDEP and (ii) the Fully Funded Trust Agreement (the "Trust Agreement") dated the date hereof between RBC and the New Jersey National Bank. Upon termination of the NJDEP Escrow Account such $100,000, as the same may be reduced by distributions made from the NJDEP Escrow Account in accordance with the terms of the ACO and the Trust Agreement, together with any interest earned thereon, shall be returned to the Escrow Account, and shall be subject to the uses set forth in Sections 1.2.2 (ii) and 1.2.2 (iii) hereof. The fees of the New Jersey National Bank for maintaining such NJDEP Escrow Account shall also be paid from the Escrow Cash.

            (ii) Environmental Testing Costs. Upon approval of invoices by the Buyer and the Stockholders' Representative, up to $100,000 of the Escrow Cash shall be used to pay the fees and charges of H+GCL and Law Environmental incurred in connection with certain environmental tests performed by them relating to property located in Rancho Dominguez, California and Hartsville, South Carolina, owned by the Subsidiary and RBC, respectively.

            (iii) Indemnification Obligations of Stockholders. The Escrow Cash
                  shall be used to pay any indemnification obligation of the Stockholders under Section 8.2.2(b) of the Agreement and Plan of Reorganization.

            (iv) Fees of Citibank and Wells Fargo. The Escrow Cash shall be used to pay the fees of Citibank and Wells Fargo related to the Escrow Deposit Box and the Escrow Account.

            (b) Subject to the proviso set forth in Section 1.1.3 hereof, the Escrow Cash shall be withdrawn from the Escrow Account and distributed to the Buyer and the Stockholders, in accordance with their respective Proportionate Interests, on the first to occur of (i) the twelfth anniversary of the date hereof and (ii) the date set for any redemption or repurchase by the Buyer of the Escrow Shares, whether such redemption or repurchase shall be required or agreed to by the Buyer.

                  1.2.3. Interest on Escrow Cash. Any part of the Escrow Cash which constitutes interest earned thereon or proceeds derived therefrom shall be disbursed to the Buyer and the Stockholders, in accordance with their respective Proportionate Interests therein, within 30 days following each date upon which such interest or proceeds exceeds $5,000. Any taxes due with respect to interest earned on the Escrow Cash shall be paid from the Escrow Cash.

            2. Release of Escrow Consideration The Buyer and the Stockholders agree that no part of the Escrow Consideration shall be distributed unless agreed to in writing by both the Buyer (or a representative thereof) and the Stockholders' Representative, and the Buyer and the Stockholders' Representative agree to execute such withdrawal advices or other instructions to Citibank and Wells Fargo, and to take all such other actions, as shall be necessary to carry out the intent of the provisions of Section 1 hereof.

            3. Stockholders' Representative. The Stockholders, by their execution and delivery of this Agreement, appoint (for themselves, their successors and assigns and their personal representatives) Overseas Partners, Inc., a New York corporation (the "Stockholders' Representative"), as their agent and attorney-in-fact (and, by its execution of this Agreement, the Stockholders' Representative accepts such appointment), to take all action required or permitted to be taken by the Stockholders hereunder and under and in connection with Section 8.2 of the Agreement and Plan of Reorganization, including, without limitation, the giving and receipt of all notices hereunder and under Section 8.2 of the Agreement and Plan of Reorganization and the settlement of any dispute or claim hereunder or under Section 8.2 of the Agreement and Plan of Reorganization. The Stockholders' Representative shall incur no liability in connection herewith, except for willful misconduct or gross negligence. The Stockholders, jointly and severally, shall indemnify and hold harmless the Stockholders' Representative against any loss, liability, expense (including reasonable attorney's fees and expenses), claim or demand arising out of or in connection with its actions hereunder, except with respect to any loss, liability, expense, claim or demand arising out of the gross negligence or willful misconduct of the Stockholders' Representative. The Stockholders' Representative may resign and be discharged from its duties hereunder at any time upon 10 days' prior written notice to the Stockholders, whereupon a successor Stockholders' Representative shall be appointed by the Stockholders representing a majority-in-interest of the Stockholders' Proportionate Interests.

            4. Rights to Escrow Consideration. The Escrow Consideration shall be for the exclusive benefit of the Buyer and the Stockholders and their respective permitted successors and assigns, and no other person or entity shall have any right, title or interest therein. Any claim of any person to the Escrow Consideration, or any part thereof, shall be subject and subordinate to the prior right thereto of the Buyer and the Stockholders and their respective permitted successors and assigns.

            5. Settlement of Disputes. Any dispute which may arise under this Agreement with respect to the rights of the Buyer or any Stockholder to the Escrow Consideration shall be settled either by mutual agreement of the parties concerned, by binding arbitration (if agreed to in writing by such parties) conducted by the American Arbitration Association in the City of New York or by a final order, decree or judgment of a court of competent jurisdiction in the United States of America (the time for appeal having expired and no appeal having been perfected);

all costs and expenses pertaining thereto shall be borne by the interested parties in accordance with their respective Proportionate Interests.

            6. Termination. This Agreement shall terminate upon the distribution of the entire Escrow Consideration in accordance with the provisions hereof; provided, however, that the distribution contemplated by Section 1.2.2(a)(i) of $100,000 to the NJDEP Escrow Account shall not be deemed to be a distribution under this Section 6, and, assuming the Escrow Consideration (other than such amount deposited into the NJDEP Escrow Account) has previously been fully distributed pursuant to the terms hereof, this Agreement shall remain in full force and effect, and such $100,000 shall be deemed to constitute a part of the Escrow Fund hereunder, until the amount deposited in the NJDEP Escrow Account (as the same may have been reduced pursuant to the terms of the ACO) is returned to the Escrow Account and subsequently distributed in accordance with the terms hereof.

            7. Miscellaneous.

                  (a) Notices. All notices, claims, certificates, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or if sent by nationally-recognized overnight courier, by telecopy (if automated receipt of full transmission is received), or by registered or certified mail, return receipt requested and postage prepaid, addressed as follows:

            (i)   If to the Buyer, to:

                        Roller Bearing Holding Company, Inc.
                        1800 Century Park East, Suite 1000
                        Los Angeles, California 90067
                        Telecopy: (310) 277-5810
                        Attention: Mr. Richard R. Crowell

                  with a copy to:

                        Gibson, Dunn & Crutcher
                        333 South Grand Avenue
                        Los Angeles, California 90071
                        Telecopy: (213) 229-7520
                        Attention: Terrance L. Carlson, Esq.

            (ii)  If to the Stockholders' Representative, to:

                        Overseas Partners, Inc.
                        375 Park Avenue
                        New York, New York 10152
                        Telecopy: (212) 421-5704
                        Attention: Mr. Emanuele Costa
                  with a copy to:

                        O'Sullivan Graev & Karabell
                        30 Rockefeller Plaza
                        New York, New York 10112
                        Telecopier: (212) 408-2420
                        Attention: Kenneth S. Siegel, Esq.;

or to such other address as the parties may have furnished to the other parties hereto in writing. Any such notice or communication shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery,
(ii) in the case of nationally recognized overnight courier, on the next business day after the date when sent, (iii) in the case of telecopy transmission, when transmitted (if automated receipt of full transmission is received) and (iv) in the case of mailing, on the third business day following the post-date of such mailing.

                  (b) Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

                  (c) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed therein.

                  (d) Benefits of Agreement. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Anything contained herein to the contrary notwithstanding, this Agreement shall not be assignable by any party hereto without the consent of the other parties hereto.

                  (e) Modification. This Agreement shall not be altered or otherwise amended except pursuant to an instrument in writing signed by the Buyer and the Stockholders' Representative.

                  (f) Descriptive Headings. The descriptive headings in this Agreement are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

            IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be executed and delivered on the date first above written.


                                          ROLLER BEARING HOLDING
                                           COMPANY, INC.


                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                          ROLLER BEARING ACQUISITION
                                           COMPANY, INC.

                                          BITRIX ASSOCIATES C.V.
                                          By: BISUB INVESTMENTS N.V.,
                                              Managing General Partner


                                          By:
                                              ----------------------------------
                                                      Attorney-In-Fact

                                          COLUMBUS HOLDINGS LIMITED


                                          By:
                                              ----------------------------------
                                              Name: Todd M. Brinberg
                                              Title:

                                          OVERLAND TRUST BANK


                                          By:
                                              ----------------------------------
                                                      Attorney-In-Fact

                                          BAY STREET CORPORATION


                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                          --------------------------------------
                                                   Gary W. Holmes


                                          --------------------------------------
                                                   Frederick L. Morlok


                                          --------------------------------------
                                                   Harold J. Macsata

ACCEPTED AND AGREED TO AS OF
THE DATE FIRST ABOVE WRITTEN:

OVERSEAS PARTNERS, INC.


By:
   -------------------------------
   Name:
   Title:

                                   SCHEDULE I

                                       PREFERRED         CASH      PROPORTIONATE
STOCKHOLDER                            DEPOSITED        DEPOSITED    INTEREST
-----------                            ---------        ---------    --------

Bitrix Associates CN                   9,842.041        49,210.10    49.2101%
c/o Bisub investments N.V
P.O. Box 812
De Ruyterkade 62
Curacao, Netherlands Antilles

      with a copy to:

      Todd M. Brinberg, Esq
      Worinser, Kiely, Galef & Jacobs
      711 Third Avenue
      New York, NY 10017
      Telecopy: (212) 683-0236

Columbus Holdings Limited              3,170.907        15,854.50    15.8545%
36 Finch Road
Douglas, Isle of Man
British Isles

      with a copy to:

      Todd M. Brinberg, Esq
      Worinser, Kiely, Galef & Jacobs
      711 Third Avenue
      New York, NY 10017
      Telecopy: (212) 683-0236

Overland Trust Bank                      670.651         3,353.30     3.3533%
Via Serafino Balestra 5
CH-900 Lugano
Switzerland

      with a copy to:

      Todd M. Brinberg, Esq
      Wormser, Kiely, Galef & Jacobs
      711 Third Avenue
      New York, NY 10017
      Telecopy: (212) 683-0236

Bay Street Corporation                   379.958         1,899.80     1.8998%
871 Seaview Avenue
Osterville, MA 02655

                                       PREFERRED         CASH      PROPORTIONATE
STOCKHOLDER                            DEPOSITED        DEPOSITED    INTEREST
-----------                            ---------        ---------    --------

Gary W. Holmes                         4,226.634        21,133.20    21.1332%
1925 Brickell Avenue
Miami, FL 33129

Frederick L. Modok                       569.937         2,849.70     2.8497%
315 Society Place
Newtawn, PA 18940

Harold J. Macsata                        569.937         2,849.70     2.8497%
2820 West Fox Chase Circle
Daylestown, PA 18901

Michael J. Hartnett                      569.937         2,849.70     2.8497%
25871 Prairestone
laguna, CA 92523

                                      ----------      -----------    -------
                  TOTAL                   20,000      $   100,000        100%

                                                                       EXHIBIT C

                   [Letterhead of O'Sullivan Graev & Karabell]

                                                    March 31, 1992

Roller Bearing Holding Company, Inc.
Roller Bearing Acquisition Company, Inc.
1900 Century Park East, Suite 1000
Los Angeles, California 90067

               Merger of Roller Bearing Acquisition Company, Inc.
              with and into Roller Bearing Company of America Inc.

Dear Sirs:

            We have acted as special counsel to Roller Bearing Company of America, Inc., a Delaware corporation ("RBC"), solely in connection with the transactions contemplated by (i) the Agreement and Plan of Reorganization dated the date hereof (the "Reorganization Agreement"), among RBC, Roller Bearing Holding Company, Inc., a Delaware corporation (the "Buyer"), Roller Bearing Acquisition Company, Inc., a Delaware corporation and a wholly-owned subsidiary of the Buyer (the "Acquisition Corporation"), and the Stockholders of RBC (as defined in the Reorganization Agreement) and (ii) the Agreement of Merger dated the date hereof (the "Agreement of Merger"), between the Acquisition Corporation and RBC. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Reorganization Agreement.

            In connection with the rendering of the opinions set forth below, we have examined originals, or copies certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates and other instruments as we have deemed necessary or appropriate, including, without limitation, the Reorganization Agreement and the Agreement of Merger. In our examination, we have assumed the due authorization, execution and delivery by each person other than RBC of each document heretofore executed and delivered or hereafter to be executed and delivered by such person, the genuineness of all signatures, the legal capacity of all natural persons signing such documents, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents.

            We have also assumed that (a) there is no agreement or understanding between or among RBC, the Subsidiary, the Buyer,

                           O'SULLIVAN GRAEV & KARABELL

the Acquisition Corporation or any third party that would expand, modify or otherwise affect the terms of the Reorganization Agreement or the Agreement of Merger or the respective rights or obligations of the parties thereunder, and the Reorganization Agreement, the Agreement of Merger and the Escrow Agreement correctly and completely set forth the intent of all parties thereto with respect to the transactions contemplated therein; (b) each of the Buyer and the Acquisition Corporation is a Delaware corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to engage in the transactions contemplated by the Reorganization Agreement and the Agreement of Merger; and (c) at the time the Buyer seeks to enforce its rights under the Reorganization Agreement, the Buyer will have taken all actions required to be taken by it in order to enforce such rights.

            Whenever a statement is made in this letter to be "to our knowledge" (a "Statement of Knowledge"), such statement means that, during the course of our representation of RBC (as described in the first paragraph of this letter), and without undertaking any independent investigation with respect thereto (including, without limitation, undertaking any lien, docket or similar search), no information has come to the attention of the lawyers of this firm working on the transactions contemplated by the Reorganization Agreement and the Agreement of Merger that gives us actual knowledge of the existence or absence of facts contrary to the Statement of Knowledge, and no inference should be drawn from any Statement of Knowledge or from our representation of RBC (a) as to the existence or absence of facts contrary to the Statement of Knowledge or (b) that we have undertaken any independent investigation to determine the existence or absence of any facts contrary to such Statement of Knowledge.

            In connection with the rendering of the opinions set forth below, as to matters of fact, we have relied solely and without independent investigation upon the representations and warranties contained in or made pursuant to the Reorganization Agreement and certificates of public officials and officers of RBC and the Subsidiary.

            Based upon the foregoing, and subject to the limitations set forth herein, we are of the opinion that:

            1. RBC and the Subsidiary are corporations validly existing and in good standing under the laws of the State of Delaware. RBC has all requisite corporate power and authority to enter into and consummate the transactions contemplated by, and perform its obligations under, the Reorganization Agreement and the Agreement of Merger. RBC is qualified to do business and is in good standing in the states of South Carolina, New Jersey and Pennsylvania. The Subsidiary is a corporation qualified to do

                           O'SULLIVAN GRAEV & KARABELL

business and in good standing under the laws of the State of California.

            2. Each of RBC and the Subsidiary has the corporate power and authority under its Certificate of Incorporation and By-laws and the Delaware General Corporation Law to own or lease its properties and to conduct its business as such business is described in the Confidential Memorandum dated July 1991 prepared by Goldman, Sachs & Co. relating to the business operations of RBC.

            3. To our knowledge, except as disclosed in the Reorganization Agreement, there are no claims, actions, suits or proceedings pending against RBC or the Subsidiary that could reasonably be expected to have a Material Adverse Effect.

            4. To our knowledge, except as disclosed in the Reorganization Agreement, neither RBC nor the Subsidiary has received any written notice that either of them is in material non-compliance with any Federal, state or local laws, rules or regulations applicable to their respective businesses, the noncompliance with which could reasonably expected to have a Material Adverse Effect.

            5. To our knowledge, the outstanding capital stock of RBC has been issued in transactions exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended. Except as disclosed in the Reorganization Agreement, to our knowledge, all shares of issued and outstanding capital stock of the Subsidiary are owned of record by RBC, free and clear of any Encumbrances.

            6. The execution, delivery and performance of the Reorganization Agreement and the Agreement of Merger by RBC and the consummation by REC of the transactions contemplated thereby have been duly and validly authorized by all necessary corporate action on the part of RBC. The Reorganization Agreement and the Agreement of Merger have been duly and validly executed and delivered by RBC, and the Reorganization Agreement and the Agreement of Merger are valid and binding obligations of RBC, enforceable against RBC in accordance with their respective terms, subject, as to the enforcement of remedies, to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting creditors' rights generally and, with respect to the remedy of specific performance, equitable doctrines applicable thereto.

            7. Except as disclosed in the Reorganization Agreement, neither the execution, delivery and performance of the Reorganization Agreement or the Agreement of Merger by RBC, nor the consummation by RBC of the transactions contemplated thereby, nor compliance by RBC with any of the provisions thereof, will (i) conflict with or violate any provision of the Certificate of

                           O'SULLIVAN GRAEV & KARABELL

Incorporation or By-laws of REC or the Subsidiary, (ii) violate, conflict with or constitute (or with notice or lapse of time or both constitute) a default (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of, or result in the creation of any Encumbrance upon any of the property of RBC or the Subsidiary pursuant to the terms of, any note, bond, lease, mortgage, indenture, license, agreement or other instrument or obligation set forth on the Disclosure Schedules attached to the Reorganization Agreement to which RBC or the Subsidiary is a party or by which any of their respective properties or assets may be bound or affected, which violation, conflict or default would have a Material Adverse Effect, or
(iii) to our knowledge, violate any New York law, statute, rule or regulation or order, judgment, award, writ, injunction or decree of any New York court, administrative agency or governmental body, applicable to RBC or the Subsidiary or any of their respective properties or assets in any manner which could reasonably be expected to have a Material Adverse Effect.

            The foregoing opinions are subject to the following exceptions, qualifications and limitations:

            A. We are admitted to the Bar of the State of New York and we express no opinion as to laws of any other jurisdiction other than the Delaware General Corporation Law and the Federal laws of the United States of America. We are not admitted to practice in the State of Delaware, but we are generally familiar with the Delaware General Corporation Law as currently in effect. This opinion is limited to the effect of the present state of the laws of the State of New York, the United States of America, the Delaware General Corporation Law and the facts as they currently exist. We assume no obligation to revise or supplement this opinion in the event of future changes in such laws or the interpretations thereof or such facts. We express no opinion as to the enforceability of any choice of law, choice of forum or severability provisions in the Reorganization Agreement or the Agreement of Merger. Our opinion in paragraph 7(iii) is based upon our consideration of only those statutes, rules and regulations that, in our experience, are normally applicable to transactions of the type contemplated by the Reorganization Agreement and the Agreement of Merger.

            B. We express no opinion regarding or relating to (i) the ability to obtain specific performance, injunctive relief or other equitable relief (whether sought in a proceeding at law or in equity) as a remedy for noncompliance with the Reorganization Agreement or the Agreement of Merger, and the use of the term "enforceable" shall not imply any opinion as to the availability of equitable remedies, (ii) the rights or remedies available to any party for violations or breaches of any provisions which are immaterial or for violations or breaches of any provisions the enforcement of which a court determines would be unreasonable

                           O'SULLIVAN GRAEV & KARABELL

under the then existing circumstances, (iii) the rights or remedies available to any party for any material violation or breach that is the proximate result of any action taken by any party other than the party against whom enforcement is sought, which actions such other party is not entitled to take pursuant to the relevant agreement or instrument or applicable laws or which otherwise violate applicable laws, (iv) the rights or remedies available to any party insofar as such party may take discretionary action that is arbitrary, unreasonable or capricious, or is not taken in good faith or in a commercially reasonable manner, whether or not such action is permitted under the Reorganization Agreement or the Agreement of Merger, and (v) the strict enforcement of certain covenants in contracts absent a showing of damage to the other party.

            C. We express no opinion with respect to the legality, validity, binding nature or enforceability of any provision of the Reorganization Agreement or the Agreement of Merger to the effect that rights or remedies are not exclusive, that every right or remedy is cumulative and may be exercised in addition to any other right or remedy, that the election of some particular remedy does not preclude recourse to one or more others or that failure to exercise or delay in exercising rights or remedies will not operate as a waiver of any such right or remedy.

            D. We express no opinion as to the legality, validity, binding nature or enforceability of any provision in the Reorganization Agreement or the Agreement of Merger (i) that purports to indemnify a party against liability for its own wrongful or negligent acts or to the extent such provisions may be held unenforceable as contrary to public policy, (ii) insofar as it provides for the payment or reimbursement of costs and expenses or indemnification for claims, losses or liabilities in excess of a reasonable amount determined by any court or other' tribunal, (iii) regarding the Buyer's ability to collect attorneys' fees and costs in an action involving the Reorganization Agreement or the Agreement of Merger if the Buyer is not the prevailing party in such action or
(iv) purporting to restrict the ability of any person or entity to engage in any business or activity, directly or indirectly, in any jurisdiction.

            E. We express no opinion as to any provision of the Reorganization Agreement or the Agreement of Merger requiring written amendments or waivers of such documents insofar as it suggests that oral or other modifications, amendments or waivers could not be effectively agreed upon by the parties or that the doctrine of promissory estoppel might not apply.

            Our opinion set forth above is being furnished solely to and for the benefit of Roller Bearing Holding Company, Inc. and Roller Bearing Acquisition Company, Inc. in connection with

                           O'SULLIVAN GRAEV & KARABELL

the transactions contemplated by the Reorganization Agreement. Accordingly, it may not be relied upon by any other person without our prior written consent.


                                               Very truly yours,

                                         /s/ O'Sullivan Graev & Karabell

                 [Letterhead of Wormser, Kiely, Galef & Jacobs]

                                               March 31, 1992

Roller Bearing Holding Company, Inc.
Roller Bearing Acquisition Company, Inc.
c/o WSGP Partners L.P.
1800 Century Park East
Suite 1000
Los Angeles, California  90067

               Merger of Roller Bearing Acquisition Company, Inc.
              with and into Roller Bearing Company of America, Inc.

Ladies and Gentlemen:

      We have acted as counsel in the United States to Bitrix Associates C.V., a Netherlands limited partnership ("Bitrix"), and Columbus Holdings Limited, an Isle of Man corporation ("Columbus"), in connection with the transactions contemplated by (1) the Agreement and Plan of Reorganization (the "Reorganization Agreement"), dated the date hereof, among Roller Bearing Company of America, Inc., a Delaware corporation ("RBC"), Roller Bearing Holding Company, Inc. a Delaware corporation (the "Buyer"), Roller Bearing Acquisition Company, Inc., a Delaware corporation (the "Acquisition Corporation"), and the Stockholders of RBC (as that term is defined in the Reorganization Agreement), and (2) the Escrow Agreement (the "Escrow Agreement"), dated the date hereof, among the Buyer, the Stockholders, the Stockholders' Representative (as that term is defined in the Escrow Agreement) and the Escrow Agent identified in the Escrow Agreement. The Reorganization Agreement and the Escrow Agreement are collectively referred to here as the "Documents".

      We have also acted from time to time as counsel to RBC in connection with specific matters, including the transfer of shares of stock of RBC prior to the date of this letter, but we are not representing RBC in connection with the transactions contemplated by the Documents.

WORMSER, KIELY, GALEF & JACOBS

Roller Bearing Holding Company, Inc.
Roller Bearing Acquisition Company, Inc.
Page 2


      In connection with the opinions set forth below, we have examined originals, or copies certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates and other instruments as we have deemed necessary or appropriate. In our examination, we have assumed the due authorization, execution and delivery of each party to the Documents and the enforceability of those documents against each of the parties to the Documents. With respect to matters involving Bitrix and Columbus, we refer you to the legal opinion letters addressed to you of Smeets, Thesseling & Van Bokhorst and Gough & Co., respectively. We have also assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified copies or photocopies, and the authenticity of the originals of such latter documents.

      In connection with the opinions set forth below, as to matters of fact we have relied solely on certificates of public officials and representatives and officers of RBC, Bitrix and Columbus. We have also assumed the accuracy of the representations and warranties set forth in the Reorganization Agreement, including without limitation the various Schedules to the Reorganization Agreement.

      Based on the foregoing and subject to the limitations set forth below, we are of the opinion that:

      1. Immediately prior to the Effective Time (as that term is defined in the Reorganization Agreement), after taking into effect the repurchase of shares and the exercise of warrants referred to in Sections 2.1 and 2.4(a) of the Reorganization Agreement, the authorized stock of RBC consists of (a) 3,000 shares of Class A Common Stock, par value $0.01, of which 2,047.43 shares are validly issued and outstanding and additional shares may be reserved for issuance on the exercise of options which may be held by Michael Hartnett, (b) 3,000 shares of Class B Common Stock, par value $0.01, of which 40.00 shares are validly issued and outstanding and (c) 4,000 shares of Preferred Stock, par value $0.01, of which 1,000 shares have been designated as Series A Preferred Stock, 945 of which designated shares are validly issued and outstanding.

      2. All such issued and outstanding shares of RBC's Class A Common Stock, Class B Common Stock and Preferred Stock were duly authorized and validly issued, and are fully paid and non-assessable and free of preemptive rights, with no personal liability attaching to the ownership of any of those shares under the Delaware General Corporation Law.

      3. The stock certificates representing all such issued and outstanding shares of RBC's Class A Common Stock, Class B Common

WORMSER, KIELY, GALEF & JACOBS

Roller Bearing Holding Company, Inc.
Roller Bearing Acquisition Company, Inc.
Page 3


Stock and Preferred Stock have been duly executed by RBC and comply as to form with the Delaware General Corporation Law.

      4. Except as set forth in Schedule 3.2(c) to the Reorganization Agreement, to our knowledge there are no options, warrants, rights, calls, commitments or agreements of any character to which RBC is a party or by which it is bound calling for the issuance of, or any commitment, plan or arrangement to issue, any shares of stock of RBC or any securities convertible into or exercisable or exchangeable for, or representing the right to purchase or otherwise receive any such stock, or other arrangement to acquire, at any time or under any circumstance, stock or other securities of RBC. Except as set forth in Schedule 3.2(c) to the Reorganization Agreement, to our knowledge there are no voting trusts, voting agreements, proxies or other agreements or understandings with respect to the voting of the stock of RBC to which RBC is a party.

      5. Immediately prior to the Effective Time, after taking into effect the repurchase of shares and the exercise of warrants contemplated by Sections 2.1 and 2.4(a) of the Reorganization Agreement, except as set forth on Schedule 3.1(a) to the Reorganization Agreement, Bitrix is the lawful owner of record and beneficially of 1057.36 shares of the Class A Common Stock of RBC and 648.75 shares of the Preferred Stock of RBC and has good and marketable (subject to compliance with applicable securities laws) title to such shares, free and clear of any Encumbrances (as that term is defined in the Reorganization Agreement) whatsoever and with no restriction on the voting rights or other incidents of record and beneficial ownership pertaining to such shares. To. our knowledge, there are no agreements or understandings between Bitrix and any other person with respect to the voting of any of the shares of stock of RBC.

      6. Immediately prior to the Effective Time, after taking into effect the repurchase of shares and the exercise of warrants contemplated by Sections 2.1 and 2.4(a) of the Reorganization Agreements except as set forth on Schedule 3.1(a) to the Reorganization Agreement, Columbus is the lawful owner of record and beneficially of 340.66 shares of the Class A Common Stock of RBC and 216.25 shares of the Preferred Stock of RBC and has good and marketable (subject to compliance with applicable securities laws) title to such shares, free and clear of any Encumbrances whatsoever and with no restriction on the voting rights or other incidents of record and beneficial ownership pertaining to such shares. To our knowledge, there are no agreements or understandings between Columbus and any other person with respect to the voting of any of the shares of stock of RBC.

WORMSER, KIELY, GALEF & JACOBS

Roller Bearing Holding Company, Inc.
Roller Bearing Acquisition Company, Inc.
Page 4


      7. Assuming that (a) Bitrix is a limited partnership duly organized and validly existing under the laws of the Netherlands, (b) Columbus is a corporation, duly incorporated and validly existing under the laws of the Isle of Man, (c) each of Bitrix and Columbus has the power and authority to enter into and perform its obligations under the Documents and the transactions contemplated by the Documents, and (d) all corporate and partnership actions required to be taken by or on behalf of Bitrix and Columbus to authorize Bitrix and Columbus to enter into and perform their obligations under the Documents have been duly and properly taken, then each of the Documents constitutes a legal, valid and binding obligation of Bitrix and Columbus, enforceable against Bitrix and Columbus in accordance with its terms, subject to the effect of applicable bankruptcy, reorganization, insolvency, moratorium and other similar laws and court decisions of general application, including without limitation statutory or other laws regarding fraudulent or preferential transfers relating to, limiting or affecting the enforcement of creditors' rights generally and general principles of equity.

      8. Except as set forth in Schedule 3.1(c) to the Reorganization Agreement, to our knowledge neither the execution, delivery or performance of the Documents by Bitrix and Columbus, nor the consummation by Bitrix or Columbus of the transactions and the performance of their respective obligations contemplated by the Documents, nor compliance by Bitrix and Columbus with any of the provisions of the Documents, will (a) violate, conflict with or constitute (or with notice or lapse of time or both constitute) a default (or give rise to any right of termination, cancellation or acceleration) or result in the creation of any encumbrance on any shares of the Class A Common Stock, Class B Common Stock or Preferred Stock of RBC owned by Bitrix or Columbus, under the terms of, any note, bond, lease, mortgage, indenture, license, agreement or other instrument or obligation to which Bitrix or Columbus is a party or by which Bitrix or Columbus or any of their respective properties or assets are bound or affected, or (b) violate any order, judgement, award, writ, injunction or decree of any court, administrative agency or governmental body having jurisdiction over Bitrix or Columbus or any of their respective properties or assets, or (c) violate any applicable statute, rule or regulation of the State of New York or any applicable Federal statute, rule or regulation of the United States of America.

      We are members of the Bar of the State of New York, and our opinions are limited to matters involving the laws of the State of New York, the Federal laws of the United States of America and the Delaware General Corporation Law. We do not express any opinion as to the laws of any other jurisdiction, including without limitation the laws of the Netherlands or the Isle of Man.

WORMSER, KIELY, GALEF & JACOBS

Roller Bearing Holding Company, Inc.
Roller Bearing Acquisition Company, Inc.
Page 5

      Our opinions set forth above are being furnished solely to and for the benefit of the Buyer and the Acquisition Corporation in connection with the transactions contemplated by the Documents. Accordingly, it may not be relied on by any other person without our prior written consent.

                                       Very truly yours,


                                       /s/ WORMSER, KIELY, GALEF & JACOBS

                                       WORMSER, KIELY, GALEF & JACOBS

                          [Letterhead of Gough & Co.]

Date: March 31, 1992

Messrs. Roller Bearing Acquisition
c/o WSGP Partners,
1800 Century Park East, Suite 1000,
Los Angeles,
California 90067

Dear Sirs,

RE: Columbus Holdings Limited - RBC

We have acted as special Isle of Man Counsel to Columbus Holdings Limited ("Columbus") in connection with (i) the Agreement and Plan of Reorganisation dated the date hereof; (ii) the Agreement of Merger dated the date hereof; (iii) the Escrow Agreement dated the date hereof and (iv) the Disclosure Schedules dated the date hereof. The Agreement and Plan of Reorganisation, the Agreement of Merger, the Escrow Agreement and the Disclosure Schedules are herein collectively called the "Documents").

We have not seen the stock powers referred to in the Resolutions hereinafter mentioned.

We have reviewed the originals or facsimile transmissions of such records and documents as we have deemed necessary or desirable for our opinions hereinafter set forth including:-

(1)   The Memorandum of Articles of Association of Columbus;

(2) A Certificate of good standing of Columbus dated 6th March 1992 issued by the Deputy Assistant Chief Registrar of the Isle of Man; and

(3) Resolutions in writing adopted by the Directors of Columbus dated 6th March 1992;

Gough & Co.

In giving the opinions expressed below, we have assumed:-

(a) the authenticity of all documents submitted to us and the conformity with the originals of all documents submitted to us as copies;

(b) the due authorisation and delivery of the Documents by the parties thereto other than Columbus;

(c) the legal right and power of all parties under all applicable laws and regulations of each party to the Documents other than Columbus to enter into, execute, deliver and perform the obligations under the Documents to which it is a party;

(d) that all Documents executed by each party to the Documents other than Columbus are valid, binding and enforceable against the parties thereto in accordance with their respective terms.

Our opinion is limited to the laws of the Isle of Man and we do not express any opinion with respect to the laws of any other jurisdiction, including, without limitation, the laws of the United States or any of them.

Based as of the date hereof upon and subject to the foregoing, and also subject to the specific assumption, limitations and reliances set forth herein, and on the basis of our consideration of such facts deemed necessary:

1. Columbus is duly organised and validly existing under the laws of the Isle of Man and has the corporate power and authority under such laws to enter into the Reorganisation Agreement and Escrow Agreement, to perform its obligations thereunder and to consummate the transactions contemplated thereby.

2. The execution, delivery and performance of the Reorganisation Agreement and Escrow Agreement and the consummation by Columbus of the transactions contemplated thereby have been duly and validly authorised by all necessary corporate action on the part of Columbus. Columbus has full and absolute power and authority to enter into the Reorganisation Agreement and Escrow Agreement and to perform its obligations thereunder and the Reorganisation Agreement and the Escrow Agreement a valid and binding obligation of Columbus, enforceable against Columbus in accordance with their terms.

3. Except as set forth on Schedule 3.1(c) attached to the Reorganisation Agreement, to our knowledge, neither the execution, delivery and performance of the Reorganisation Agreement or Escrow Agreement, nor the consummation by Columbus of the transactions contemplated thereby, nor compliance by Columbus with any of the provisions thereof,

Gough & Co.

      will (i) violate or conflict with the Memorandum or Articles of Association of Columbus or (ii) violate any law, statute, rule or regulation under Isle of Man law. Except as contemplated by the Reorganisation Agreement, or as set forth on Schedule 3.1(c) attached to the Reorganisation Agreement, to our knowledge, no permit, authorisation, consent or approval of or by, or any notification of or filing with, any person (governmental or private) is required under Isle of Man law in connection with the execution, delivery and performance of the Reorganisation Agreement by Columbus or the consummation by Columbus of the transactions contemplated thereby.

4. No Isle of Man governmental approval is required in connection with the execution and delivery of each of the Agreement of Reorganisation or the Escrow Agreement by Columbus or the performance by Columbus of its obligations thereunder.

5. A final and conclusive judgement of a Court of the United States of America or the State of New York against Columbus in respect of the Agreement of Reorganisation and the Escrow Agreement would be enforced against Columbus by an action in the courts of the Isle of Man without re-examination of the merits of the case under the common law doctrine of obligation, provided that such judgement was not obtained by fraud or that its enforcement would not be contrary to public policy in the Isle of Man that the proceedings in which the same was obtained were not contrary to natural justice.

Yours faithfully,


/s/ I. C. Corbridge,

I. C. Corbridge,
Gough & Co.

                [Letterhead of Smeets, Thesseling & Van Bokhorst]

                                                   March 31, 1992

Roller Bearing Holding Company Inc.
Roller Bearing Acquisition Company, Inc.
1800 Century Park East, Suite 1000
Los Angeles, CA 90007

   Re: Bitrix Associates C.V.

Dear Sirs,

      We have acted as counsel as to the laws of the Netherlands and the Netherlands Antilles to Bitrix Associates C.V. (the "Partnership") in connection with the Agreement and Plan of Reorganization (the "Agreement and Plan"), dated March 31, 1992, among Roller Bearing Company of America, Inc., Roller Bearing Acquisition Company, Inc., Roller Bearing Holding Company, Inc. and the Shareholders of Roller Bearing Company of America, Inc., including, without limitation, the Partnership and the Escrow Agreement (the "Escrow Agreement"), dated March 31, 1992, among Roller Bearing Holding Company, Inc. and the shareholders of Roller Bearing Company of America, Inc., including, without limitation, the Partnership. The Agreement and Plan and the Escrow Agreement are hereinafter together referred to as the "Documents".

      As such counsel we have reviewed copies of the Documents.

      We have considered such questions of Netherlands and Netherlands Antilles law as we have deemed relevant or necessary for the purposes of this opinion and we have reviewed originals or copies, certified or otherwise identified to our satisfaction, of such records of the Partnership and of the managing general partner of the Partnership, certificates of public officials and such other documents as we have deemed relevant or necessary as a basis for the opinion hereinafter expressed.

      In giving this opinion we have assumed:

      i)    the genuineness of all signatures on the documents we have reviewed;

      ii)   the authenticity of all such documents submitted to us as originals:

SMEETS, THESSELING & VAN BOKHORST

Bitrix Associates C.V.
Page Two

      iii) the conformity with originals of all documents submitted to us as certified or photostatic copies;

      iv) the due power and authority of the parties to the Documents, other than the Partnership, to execute, deliver and perform their obligations under the Documents and that the Documents constitute the legal, valid, binding and enforceable obligations of said parties; and

      v) that the Documents are legal, valid, binding and enforceable under the laws under which they have been construed and by which they have been chosen to be governed.

      In rendering the following opinion we are opining on the matters hereinafter referred to, only insofar as they are governed by the laws of the Netherlands and the Netherlands Antilles as currently in effect. We have made no investigation of and express no opinion in relation to the laws of any jurisdiction other than the Netherlands and the Netherlands Antilles.

      As to certain matters of fact of which we have no or insufficient independent knowledge, we have relied upon representations and certificates of the general partner of the Partnership as well as upon the accuracy of the recitals made in the Resolutions.

      Based upon and subject to the foregoing and having regard to such legal considerations as we deem relevant, we are of the opinion that:

      1. Based solely on the legal opinion of De Brauw Blackstone Westbroek, dated on the date hereof, a copy which is attached hereto ("the BBW Opinion"), the Partnership was duly entered into and is validly existing as a limited Partnership ("Commanditaire Vennootschap") under the laws of the Netherlands. In the following paragraphs of this opinion, we have assumed and based ourselves on the correctness of the BBW Opinion.

      2. Bisub Investments N.V. ("Bisub") is a corporation duly organized and validly existing under the laws of the Netherlands Antilles, with full corporate power and authority to conduct its business in accordance with Article 2 of its Articles of Incorporation, which includes the corporate power and authority to execute and deliver the Partnership Agreement and to act as Managing General Partner of the Partnership. Bisub is duly registered with the Commercial Register of the Chamber of Commerce and Industry at Curacao.

SMEETS, THESSELING & VAN BOKHORST

Bitrix Associates c.v.
Page Three

      3. The Partnership has all requisite partnership power and authority to enter into, execute, deliver, and to perform its obligations under the Documents.

      4. The management of the Partnership, including but not limited to, the day to day management of the Partnership will, pursuant to the Partnership Agreement, be conducted by Bisub in its capacity of Managing General Partner. Bisub has taken all requisite corporate action to execute and deliver the Documents for and on behalf of the Partnership in its capacity of Managing General Partner of the Partnership. No other partnership action has to be taken in connection with the execution and delivery of the Documents for and on behalf of the Partnership.

      5. The Documents have been duly signed for and on behalf of Bisub, in its capacity of Managing General Partner of the Partnership, and constitute legal, valid and binding obligations of the Partnership, enforceable against the Partnership in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, moratorium, insolvency and other similar laws affecting the enforcement of creditors' rights generally.

      6. Bisub in its capacity of Managing General Partner of the Partnership, has been granted a foreign exchange control exemption by the Bank of the Netherlands Antilles as well as a Business License, which exemption and license are in full force and effect. No other authorization, approval or other action by, or notices to or filing with any Netherlands Antilles governmental authority or regulatory body is required for the due execution, delivery and performance by the Partnership of any of its obligations pursuant to the Documents.

      7. Except as set forth on Schedule 3.1 (c) attached to the Agreement and Plan, to the best of our knowledge, neither the execution, delivery and performance of the Documents, nor the consummation by the Partnership of the transactions and the performance by the Partnership of its obligations contemplated thereby, nor compliance by the Partnership with any of the provisions thereof, will: (i) violate or conflict with the Partnership Agreement; or (ii) violate any law, statute, rule or regulation of the Netherlands Antilles. Except as contemplated by the Agreement and Plan, or as set forth on
            Schedule 3.1 (c) attached to the Agreement and Plan, to the best of our knowledge, no permit, authorization, consent or approval of or by, or any notification of or filing with, any person (governmental or private) is required under the

SMEETS, THESSELING & VAN BOKHORST

Bitrix Associates C.V.
Page Four

            laws of the Netherlands or the Netherlands Antilles in connection with the execution, delivery and performance of the Documents by the Partnership or the consummation by the Partnership of the transactions contemplated thereby.

      8. Since there is no treaty regarding the enforcement of judgments in existence between the Netherlands and the United States of America, enforcement of a judgment obtained in a court located in the City and State of New York cannot be obtained directly in the Netherlands courts. However, since the Partnership has chosen the laws of the State of New York to govern the Documents, a final and conclusive judgment of a Court of the United States of America or the State of New York against the Company in respect of the Documents would be considered by the Netherlands courts to be a part of the Documents and, as such, should be enforceable in accordance with its terms, provided, however, that enforcement of the Documents, including a judgment of the aforesaid courts, would not lead to a result which would be in conflict with the public order of the Netherlands. However, a Netherlands court has discretionary power not to recognize any such judgment.

      The opinions set forth above are subject to the qualification that any specific performance or injunctive relief may be subject to the discretion of the competent courts before which any proceedings are brought, and we express no opinion as to the availability of such remedies.

      This opinion is delivered to you and your counsel, solely in connection with the transaction described in the Documents, and may not be relied upon or used by you, your counsel, for any other purpose or any other person, firm or company without our written consent.

                                                  Sincerely yours,
                                          SMEETS, THESSELING & VAN BOKHORST


                                                /s/ Frank P.C. Zeven

                                                  Frank P.C. Zeven

                  [Letterhead of De Brauw Blackstone Westbroek]

                                 March 31, 1992
                                  02023MSS. 001

                      Roller Bearing Holding Company, Inc.
                      Roller Bearing Acquisition Company, Inc.
                      c/o WSGP Partners L.P.
                      1800 Century Park East
                      Suite 1000
                      Los Angeles, California 90067

Dear Sirs:

      Re: BITRIX ABSOCIATES C.V.

I have acted as counsel as to matters of Netherlands law for BITRIX ASSOCIATES C.V. (the "Limited Partnership"), a commanditaire vennootschap (limited partnership) organized under the laws of the Netherlands with its registered office in Curacao, Netherlands Antilles.

In connection therewith, I have examined the following documents:

a. a copy of the limited partnership agreement (the "Agreement"), dated as of February 15, 1988, among BITRIX N.V., a company incorporated under the laws of the Netherlands Antilles, as beherend vennoot (general partner, hereinafter the "General Partner"), BISUB INVESTMENTS N.V., a company incorporated under the laws of the Netherlands Antilles, as beherend vennoot (general partner, hereinafter the "Managing General

      Partner" and collectively with the General Partner the "General Partners"), and BLP INVESTMENTS B.V., a company incorporated under the laws of the Netherlands, as commanditaire vennoot (limited partner, hereinafter the "Limited Partner" and collectively with the General Partners the "Partners");

b. a telecopy of an extract from the Commercial Register of the Chamber of Commerce and Industry at Curacao, Netherlands Antilles with respect to the Limited Partnership, dated March 20, 1992, confirmed to me to be correct as at the date hereof;

c. a telecopy of a confirmation letter, dated March 23, 1992, with respect to the Limited Partnership from Curacao Corporation Company N.V., in its capacity as Managing Director of the Managing General Partner, confirmed to me to be correct as at the date hereof;

d. a telecopy of a confirmation letter, dated March 23, 1992, with respect to the General Partner from Curacao Corporation Company N.V., in its capacity as Managing Director of the General Partner, confirmed to me to be correct as at the date hereof;

e. a telecopy of a confirmation letter, dated March 23, 1992, with respect to the Managing General Partner from Curacao Corporation Company N.V., in its capacity as Managing Director of the Managing General Partner, confirmed to me to be correct as at the date hereof;

f. a telecopy of a confirmation letter, dated March 24, 1992, with respect to the Limited Partner from Trust International Management (T.I.M.) B.V., in its capacity as Managing Director of the Limited Partner, confirmed to me to be correct as at the date hereof;

--------------------------------------------------------------------------------
                          DE BRAUW BLACKSTONE WESTBROEK
and such other documents as I have deemed necessary to enable me to render this opinion.

I have not investigated the laws of any jurisdiction but the Netherlands and do not express an opinion on the laws of any jurisdiction but the Netherlands.

In rendering the following opinion, I have made the following assumptions:

(i) that all documents submitted to me as photocopies, specimen documents, drafts, forms, final versions or telecopies conform or conform in all material respects to the respective originals thereof and that such documents, where applicable, will be executed in a form substantially similar to the documents reviewed by me;

(ii) that the signatures on the originals of all documents are the genuine signatures of the persons purported to have executed the same;

(iii) that the confirmation letters referred to above under c. through f. are true and correct.

Based upon and subject to the foregoing and subject to the qualifications set forth below and subject to any matters, documents, and events not disclosed to me, I am at the date hereof of the following opinion:

1. The Limited Partnership was duly entered into in accordance with the laws of the Netherlands and is validly existing as a commanditaire vennootschap (limited partnership) under the laws of the Netherlands.

--------------------------------------------------------------------------------
                          DE BRAUW BLACKSTONE WESTBROEK

2. The Limited Partnership has full power and authority under the Agreement and under the laws of the Netherlands to carry out its business as such business is described in the objects clause (Article 1.2) of the Agreement.

The opinions expressed above are subject to the following qualifications:

(aa)  I do not express an opinion with respect to any Netherlands tax law;

(bb) The opinions expressed herein are limited by any bankruptcy, surseance van betaling (temporary suspension of payments), moratorium or similar laws generally affecting. the enforceability of rights of creditors,. as well as by principles of redelijkheid (reasonableness) and billijkheid (fairness) as applicable under Netherlands law;

(cc) The courts of the Netherlands will observe and give effect to the choice of law provisions. contained in the Agreement save that in all events the courts of the Netherlands may give effect to mandatory rules of the law of any jurisdiction with which the matter has a close connection, if and to the extent under the laws of such jurisdiction, those rules must be applied whatever the chosen law.

This opinion is addressed to you and for your sole benefit and the benefit of your counsel. Except as stated in the preceding sentence, this opinion may not be relied upon by, transmitted to or filed with any person, firm, company or institution without my prior written consent.

                                                     Very truly yours


                                                     /s/ Cees N. Peijster

                                                     Cees N. Peijster

--------------------------------------------------------------------------------
                          DE BRAUW BLACKSTONE WESTBROEK

           [Letterhead of Spengler Carlson Gubar Brodsky & Frischling]

                                                March 31, 1992

RBC Holding Company, Inc.
RBC Acquisition Company, Inc.
c/o WSGP Partners, L.P.
1800 Century Park East, Suite 1000
Los Angeles, California 90067

      Re: Merger of RBC Acquisition Company, Inc. With and Into Roller Bearing Company of America, Inc.

Gentlemen:

            We have acted as special counsel to Bay Street Corporation, a Delaware corporation (the "Company"), in connection with the proposed disposition of its shareholdings in Roller Bearing Company of America, Inc., a Delaware corporation ("RBC"), as contemplated by (i) the Agreement and Plan of Reorganization dated March __, 1992 (the "Reorganization Agreement"), among RBC, RBC Holding Company, Inc., a Delaware corporation (the "Buyer"), RBC Acquisition Company, Inc., a Delaware corporation, the Company and the other stockholders of RBC and (ii) the Escrow Agreement dated March ___, 1992 (the "Escrow Agreement"), among Buyer, the Stockholders and the Escrow Agent (as defined therein). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Reorganization Agreement.

            In connection with the rendering of the opinions set forth below, we have examined originals, or copies certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates and other instruments as we have deemed necessary or appropriate, including, without

Spengler Carlson Gubar Brodsky & Frischling

RBC Holding Company, Inc.
RBC Acquisition Company, Inc.
c/o WSGP Partners, L.P.
March , 1992
Page -2-

limitation, (a) the Reorganization Agreement and (b) the Escrow Agreement. In our examination, we have assumed the due authorization, execution and delivery by each person other than the Company of each document heretofore executed and delivered or hereafter to be executed and delivered by such person, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents.

            In connection with the rendering of the opinions set forth below, as to matters of fact, we have relied solely upon (without independent investigation) the representations and warranties contained in or made pursuant to the Reorganization Agreement and certificates of public officials and officers of the Company.

            Based upon the foregoing, and subject to the limitations set forth herein, we are of the opinion that:

            1. The Company is a corporation, duly incorporated, validly existing and in good standing under the laws of Delaware.

            2. All corporate actions required to be taken by or on behalf of the Company to authorize the Company to enter into and perform its obligations under each of the Reorganization Agreement and the Escrow Agreement have been duly and properly taken.

            3. The Company has the corporate power and authority to enter into and perform its obligations under each of the Reorganization Agreement and the Escrow Agreement and the transactions contemplated therein.

            4. The execution and delivery of each of the Reorganization Agreement and the Escrow Agreement and the consummation of the transactions contemplated therein (i) will not conflict with, or result in a material breach of, any of the terms, conditions or provisions of, or constitute a material default under, the certificate of incorporation or by-laws of the Company, (ii) will not conflict with, or result in a material breach of any of the terms, conditions or provisions of, or constitute a material default under, any material agreement of which we have knowledge to which the Company is a party or by which it may be bound, (iii) to our knowledge, will not result in the violation by the Company of

Spengler Carlson Gubar Brodsky & Frischling

RBC Holding Company, Inc.
RBC Acquisition Company, Inc.
c/o WSGP Partners, L.P.
March , 1992
Page -3-

any order, rule, regulation, judgment or decree of any federal or state government, governmental instrumentality or court having jurisdiction over the Company or any of its properties, and (iv) will not result in the violation by the Company of any applicable federal or State of Delaware statute, rule or regulation (except that we express no opinion as to compliance with federal or state securities laws).

            5. Each of the Reorganization Agreement and the Escrow Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the effect of applicable bankruptcy, reorganization, insolvency, moratorium and other similar laws and court decisions of general application, including without limitation, statutory or other laws regarding fraudulent or preferential transfers relating to, limiting or affecting the enforcement of creditors' rights generally.

            7. Based solely upon a review of stock certificates and the representations of officers of the Company, and no independent investigation: prior to the transactions contemplated by the Reorganization Agreement, the Company is the lawful owner, of record and beneficially, of 0.82 shares of RBC Class A common stock, par value $.0l, and 40 shares of RBC Class B common stock, par value $.01 (collectively with the common stock, the "Shares"); upon the effectiveness of the transactions contemplated by the Reorganization Agreement, assuming that the Buyer is a bona fide purchaser (as such term is defined in Section 8-302 of the Uniform Commercial Code), it will acquire the Shares free of any claims of third parties and with no restriction on the voting rights and the other incidents of ownership pertaining thereto (other than those which may be imposed by applicable securities laws); and there are no agreements or understandings of which we have knowledge between the Company and any other person with respect to the voting of the Shares subject to which Buyer would be acquiring title to the Shares.

            We are admitted to the Bar of the State of New York and we express no opinion as to laws of any other jurisdiction other than the Delaware General Corporation Law and laws of the United States of America.

            Our opinion set forth above is being furnished solely to and for the benefit of RBC Holding Company, Inc. and subsidiaries in connection with the transactions contemplated

Spengler Carlson Gubar Brodsky & Frischling

RBC Holding Company, Inc.
RBC Acquisition Company, Inc.
c/o WSGP Partners, L.P.
March , 1992
Page -4-

by the Reorganization Agreement. Accordingly, it may not be relied upon by any other person without our prior written consent.


                                                  Very truly yours,


                                                  /s/ [ILLEGIBLE]

7844c

                                                                       EXHIBIT D

                      ROLLER BEARING HOLDING COMPANY, INC.
                               EXCHANGE AGREEMENT

                                 by and between

                      ROLLER BEARING HOLDING COMPANY, INC.

                                       and

                                 GARY W. HOLMES

                              Dated: March 30, 1992

                      ROLLER BEARING HOLDING COMPANY, INC.
                               EXCHANGE AGREEMENT

            This Exchange Agreement (the "Agreement") is entered into as of March 30, 1992, by and among Roller Bearing Holding Company, Inc., a Delaware corporation ("Holding Company") and Gary W. Holmes ("Exchanging Shareholder").

                                    ARTICLE 1

                               CERTAIN DEFINITIONS

            As used in this Agreement, the following terms shall have the following meanings:

            "Holding Common Stock" means Holding Company's Class A Voting Common Stock, par value $0.01.

            "Holding Preferred Stock" means Holding Company's Redeemable Exchangeable Cumulative Preferred Stock, par value $0.01.

            "RBC Common Stock" means, the Class A Common Stock, $0.01 par value of Roller Bearing Company of America, Inc., a Delaware corporation ("RBC").

            "Holding Common Shares" means the shares of Holding Common Stock listed on Exhibit A.

            "Holding Preferred Shares" means the shares of Holding Preferred Stock listed on Exhibit A.

            "RBC Common Shares" means the shares of RBC Common Stock listed on Exhibit A.

                                    ARTICLE 2

                                EXCHANGE OF STOCK

            Holding Company shall issue and deliver to the Exchanging Stockholder, concurrently with the execution and delivery of this Agreement, the Holding Common Shares and the Holding Preferred Shares in exchange for the RBC Common Shares, the certificates for which shall be delivered to Holding Company by Exchanging Stockholder concurrently herewith.

                                    ARTICLE 3

                    REPRESENTATIONS OF EXCHANGING SHAREHOLDER

            Exchanging Shareholder hereby represents and warrants to Holding Company that:

                  (a) This Agreement has been duly executed and delivered by Exchanging Shareholder and, assuming the due execution and delivery hereof by Holding Company, constitutes a valid and binding obligation of Exchanging Shareholder, enforceable against Exchanging Shareholder in accordance with its terms.

                  (b) Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will violate, conflict with or result in a default or breach under (i) any term or provision of any contract, agreement, indebtedness, lease, commitment, license, franchise, permit authorization or concession to which Exchanging Shareholder is a party, which breach or default would have a material adverse effect on the ability of Exchanging Shareholder to consummate the transactions contemplated hereby, or
(ii) any statute, law, rule, regulation, ordinance, code, order, judgment, writ, injunction, decree or award, applicable to Exchanging Shareholder, which violation would have a material adverse effect on the ability of Exchanging Shareholder to consummate the transactions contemplated hereby.

                  (c) Exchanging Shareholder is acquiring the Holding Common Shares and the Holding Preferred Shares for his own account and not as a nominee or agent for any other person and with no intention of distributing or reselling such securities or any part thereof in any transactions that would be in violation of the securities laws of the United States of America or any state thereof.

                  (d) Exchanging Shareholder has had an opportunity to ask questions of and to receive answers from the officers of Holding Company and his affiliates, or a person or persons acting on Holding Company's or its affiliates' behalf, concerning the terms and conditions of this investment.

                  (e) Exchanging Shareholder has such knowledge and experience in financial affairs that Exchanging Shareholder is capable of evaluating the merits and risks of acquiring and holding the Holding Common Shares and the Holding Preferred Shares.

                  (f) Exchanging Shareholder has not relied, in connection with the decision to accept or to provide consideration for the Holding Common Shares and the Holding Preferred Shares, upon the identity or advice of any other person or upon any representations, warranties or agreements other than those in this Agreement.

                  (g) Exchanging Shareholder's financial situation is such that Exchanging Shareholder can afford to suffer the complete loss of the consideration given in exchange for the Holding Common Shares and the Holding Preferred Shares.

                  (h) Exchanging Shareholder's net worth or joint net worth with Exchanging Shareholder's spouse, exceeds $1,000,000; or Exchanging Shareholder's individual income was in excess of $200,000 in each of the two most recent years or my joint income with Exchanging Shareholder's spouse was in excess of

$300,000 in each of the two most recent years, and Exchanging Shareholder reasonably expects to reach the same income level in the current year.

                  (i) Exchanging Shareholder is an "accredited investor" within the meaning of Rule 501 under the Securities Act of 1933, as amended (the "1933 Act"); has made his own investigation regarding a determination to purchase the Holding Common Stock and the Holding Preferred Stock and has received all information it considers necessary or appropriate for deciding whether to purchase the Holding Common Stock and the Holding Preferred Stock; and, in making its decision to so purchase, is not in any way relying on the fact that any other person has decided to participate in the purchase.

                  (j) Exchanging Shareholder understands that there is no public market for the Holding Common Stock or the Holding Preferred Stock, that the Holding Common Stock and the Holding Preferred Stock have not been registered under the 1933 Act or registered or qualified under any state securities ("Blue Sky") laws, and that the Holding Common Stock and the Holding Preferred Stock cannot be resold by Exchanging Shareholder unless registered and qualified under the 1933 Act and all applicable Blue Sky laws or unless an exemption from registration and qualification is available.

                  (k) No consent, approval or authorization of, or declaration, filing or registration with, any United States federal, state or local governmental or regulatory authority is required to be made or obtained by Exchanging Shareholder in connection with the execution and delivery of this Agreement by Exchanging Shareholder, the purchase of the Holding Common Stock or the Holding Preferred Stock by Exchanging Shareholder, and the performance by Exchanging Shareholder of the other specific obligations of Exchanging Shareholder contained herein, other than any consents or approvals obtained by Exchanging Shareholder prior to the Closing Date, notices and filings required pursuant to the 1933 Act or Blue Sky laws, or any consents or approvals which, if not obtained, would not have a material adverse effect on Holding Company or the interest of Exchanging Shareholder in the Holding Common Stock or the Holding Preferred Stock.

                  (l) Exchanging Shareholder represents that he is a resident of the State of Florida.

                                    ARTICLE 4

                            RESTRICTIONS ON TRANSFER

            Exchanging Shareholder agrees as follows:

                  (a) Exchanging Shareholder agrees that he shall not sell, assign, convey, hypothecate or in any other manner transfer any of the shares of Holding Common Stock or shares of Holding Preferred Stock except in compliance with the 1933 Act and any applicable state securities laws.

                  (b) Exchanging Shareholder agrees that prior to making any disposition of any Holding Common Stock or Holding Preferred Stock (other than a disposition to Holding Company) Exchanging Shareholder will give written notice to Holding Company describing the manner of such proposed disposition. Exchanging

Shareholder further agrees not to effect such proposed disposition until either
(i) Holding Company has notified Exchanging Shareholder that, in the opinion of Holding Company's counsel, no registration of such Holding Common Stock or Holding Preferred Stock under the 1933 Act or registration or qualification under the securities or Blue Sky laws of any state is required in connection with such proposed disposition, or (ii) a registration statement under the 1933 Act covering such proposed disposition has been filed by Holding Company under the Act and has become effective and compliance with applicable state securities or Blue Sky laws has been effected. Holding Company shall respond as promptly as reasonably practicable to any notice of sale given hereunder.

                  (c) Each certificate representing the shares of Holding Common Stock and Holding Preferred Stock issued pursuant to this Agreement shall bear legends in substantially the following form:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN
            REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES ACT OF ANY JURISDICTION. SUCH SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED PLEDGED OR HYPOTHECATED EXCEPT PURSUANT TO (i) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES THAT IS EFFECTIVE UNDER SUCH ACT OR APPLICABLE STATE SECURITIES LAW, OR (ii) ANY EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR APPLICABLE STATE SECURITIES LAW RELATING TO THE DISPOSITION OF SECURITIES, INCLUDING RULE 144, PROVIDED AN OPINION OF COUNSEL IS FURNISHED, REASONABLY SATISFACTORY IN FORM AND SUBSTANCE TO ROLLER BEARING HOLDING COMPANY, INC. (THE "COMPANY") THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND/OR APPLICABLE STATE SECURITIES LAW IS AVAILABLE.

                                    ARTICLE 5

            5.1 Notices. Any notice, request, instruction or other document to be given hereunder by any party to the others shall be in writing and delivered in person or by courier, or by facsimile transmission or by mail, postage prepaid, as follows:

            If to Holding Company, to:

            Roller Bearing Holding Company, Inc.
            1800 Century Park East, Suite 1000
            Los Angeles, California 90067
            Attention: Mr. Richard R. Crowell
            Telecopy: (310) 277-5810

            with a copy to:

            Gibson, Dunn & Crutcher
            333 South Grand Avenue
            Los Angeles, California 90071
            Attention: Terrance L. Carison, Esq.
            Telecopy: (213) 229-7520

            If to Exchanging Shareholder, to:

            Gary W. Holmes
            1925 Brickell Avenue, PH 3 &4
            Miami, Florida 33129

            Notices delivered in person shall be effective when so delivered Notices delivered by courier shall be effective three (3) business days after delivery b; the sender to an air courier of national reputation who guarantees delivery within such three (3) business day period. Faxed notices shall be effective when receipt is acknowledged telephonically by the addressee or its agent or employee. Notices sent by mail shall be effective five (5) business days after the sender's deposit of such notice in the United States mails, first class postage prepaid.

            5.2 Governing Law. This Agreement shall be construed, interpreted and the rights of the parties determined in accordance with the internal laws of the State of New York governing contracts executed and to be performed wholly within such state, without regard to the principles of conflicts of laws.

            5.3 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            5.4 Specific Performance. The parties will be irreparably damaged in the event that this Agreement is not specifically enforced. In the event of a breach or threatened breach of the terms, covenants and/or conditions of this Agreement by any of the parties hereto, the other parties shall, in addition to all other remedies, be entitled (without any bond or other security being required) to a temporary and/or permanent injunction, without showing any actual damage or that monetary damages would not provide an adequate remedy, and/or a decree for specific performance, in accordance with the provisions hereof.

            5.5 Severability. If any provision of this Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other severable provision of this Agreement, and this Agreement shall be carried out as if any such invalid or unenforceable provision were not contained herein.

            5.6 Additional Action. Each party hereto shall cooperate and shall take such further action and shall execute and deliver such further documents as may be reasonably requested by any other party in order to carry out the provisions and purposes of this Agreement.

            5.7 Headings. The headings of the Articles and Sections herein are for convenience of reference only and shall not affect the meaning or interpretation of this Agreement.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement, or have caused this Agreement to be duly executed on their respective behalf by their respective officers thereunto duly authorized, as of the day and year first above written.

ROLLER BEARING HOLDING COMPANY, INC.,
a Delaware corporation


By: /s/ M. J. Hartnett
    ------------------------------------

Its: President

EXCHANGING SHAREHOLDER

/s/ Gary W. Holmes
----------------------------------------
Gary W. Holmes

                                    EXHIBIT A

Holding Common Shares: 5,625 shares of Holding Common Stock.

Holding Preferred Shares: 6,226.857 shares of Holding Redeemable Exchangeable Cumulative Preferred Stock.

RBC Common Shares: 122.2122701 shares of RBC Class A Common Stock.

                      ROLLER BEARING HOLDING COMPANY, INC.
                               EXCHANGE AGREEMENT

                                 by and between

                      ROLLER BEARING HOLDING COMPANY, INC.

                                       and

                                FREDERICK MORLOK

                              Dated: March 30, 1992

                      ROLLER BEARING HOLDING COMPANY, INC.
                               EXCHANGE AGREEMENT

            This Exchange Agreement (the "Agreement") is entered into as of March 30, 1992, by and among Roller Bearing Holding Company, Inc., a Delaware corporation ("Holding Company") and Frederick Morlock ("Exchanging Shareholder").

                                    ARTICLE 1

                               CERTAIN DEFINITIONS

            As used in this Agreement, the following terms shall have the following meanings:

            "Holding Common Stock" means Holding Company's Class A Voting Common Stock, par value $0.01.

            "Holding Preferred Stock" means Holding Company's Redeemable Exchangeable Cumulative Preferred Stock, par value $0.01.

            "RBC Common Stock" means, collectively, the Class A Common Stock, $0.01 par value, and the Class B Common Stock, $0.01 par value, of Roller Bearing Company of America, Inc., a Delaware corporation ("RBC").

            "Holding Common Shares" means the shares of Holding Common Stock listed on Exhibit A.

            "Holding Preferred Shares" means the. shares of Holding Preferred Stock listed on Exhibit A.

            "REC Common Shares" means the shares of RBC Common Stock listed on Exhibit A.

                                    ARTICLE 2

                                EXCHANGE OF STOCK

            Holding Company shall issue and deliver to the Exchanging Stockholder, concurrently with the execution and delivery of this Agreement, the Holding Common Shares and the Holding Preferred Shares in exchange for the RBC Common Shares, the certificates for which shall be delivered to Holding Company by Exchanging Stockholder concurrently herewith.

                                    ARTICLE 3

                    REPRESENTATIONS OF EXCHANGING SHAREHOLDER

            Exchanging Shareholder hereby represents and warrants to Holding Company that:

                  (a) This Agreement has been duly executed and delivered by Exchanging Shareholder and, assuming the due execution and delivery hereof by Holding Company, constitutes a valid and binding obligation of Exchanging Shareholder, enforceable against Exchanging Shareholder in accordance with its terms.

                  (b) Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will violate, conflict with or result in a default or breach under (i) any term or provision of any contract, agreement, indebtedness, lease, commitment, license, franchise, permit authorization or concession to which Exchanging Shareholder is a party, which breach or default would have a material adverse effect on the ability of Exchanging Shareholder to consummate the transactions contemplated hereby, or
(ii) any statute, law, rule, regulation, ordinance, code, order, judgment, writ, injunction, decree or award, applicable to Exchanging Shareholder, which violation would have a material adverse effect on the ability of Exchanging Shareholder to consummate the transactions contemplated hereby.

                  (c) Exchanging Shareholder is acquiring the Holding Common Shares and the Holding Preferred Shares for his own account and not as a nominee or agent for any other person and with no intention of distributing or reselling such securities or any part thereof in any transactions that would be in violation of the securities laws of the United States of America or any state thereof.

                  (d) Exchanging Shareholder has had an opportunity to ask questions of and to receive answers from the officers of Holding Company and his affiliates, or a person or persons acting on Holding Company's or its affiliates' behalf, concerning the terms and conditions of this investment.

                  (e) Exchanging Shareholder has such knowledge and experience in financial affairs that Exchanging Shareholder is capable of evaluating the merits and risks of acquiring and holding the Holding Common Shares and the Holding Preferred Shares.

                  (f) Exchanging Shareholder has not relied, in connection with the decision to accept or to provide consideration for the Holding Common Shares and the Holding Preferred Shares, upon the identity or advice of any other person or upon any representations, warranties or agreements other than those in this Agreement.

                  (g) Exchanging Shareholder's financial situation is such that Exchanging Shareholder can afford to suffer the complete loss of the consideration given in exchange for the Holding Common Shares and the Holding Preferred Shares.

                  (h) Exchanging Shareholder's net worth or joint net worth with Exchanging Shareholder's spouse, exceeds $1,000,000; or Exchanging Shareholder's individual income was in excess of $200,000 in each of the two most recent years or my joint income with Exchanging Shareholder's spouse was in excess of

$300,000 in each of the two most recent years, and Exchanging Shareholder reasonably expects to reach the same income level in the current year.

                  (i) Exchanging Shareholder is an executive officer of Holding Company.

                  (j) Exchanging Shareholder is an "accredited investor" within the meaning of Rule 501 under the Securities Act of 1933, as amended (the "1933 Act"); has made his own investigation regarding a determination to purchase the Holding Common Stock and the Holding Preferred Stock and has received all information it considers necessary or appropriate for deciding whether to purchase the Holding Common Stock and the Holding Preferred Stock; and, in making its decision to so purchase, is not in any way relying on the fact that any other person has decided to participate in the purchase.

                  (k) Exchanging Shareholder understands that there is no public market for the Holding Common Stock or the Holding Preferred Stock, that the Holding Common Stock and the Preferred Stock have not been registered under the 1933 Act or registered or qualified under any state securities ("Blue Sky") laws, and that the Holding Common Stock and the Holding Preferred Stock cannot be resold by Exchanging Shareholder unless registered and qualified under the 1933 Act and all applicable Blue Sky laws or unless an exemption from registration and qualification is available.

                  (l) No consent, approval or authorization of, or declaration, filing or registration with, any United States federal, state or local governmental or regulatory authority is required to be made or obtained by Exchanging Shareholder in connection with the execution and delivery of this Agreement by Exchanging Shareholder, the purchase of the Holding Common Stock or the Holding Preferred Stock by Exchanging Shareholder, and the performance by Exchanging Shareholder of the other specific obligations of Exchanging Shareholder contained herein, other than any consents or approvals obtained by Exchanging Shareholder prior to the Closing Date, notices and filings required pursuant to the 1933 Act or Blue Sky laws, or any consents or approvals which, if not obtained, would not have a material adverse effect on Holding Company or the interest of Exchanging Shareholder in the Holding Common Stock or the Holding Preferred Stock.

                  (m) Exchanging Shareholder represents that he is a resident of the State of Pennsylvania.

                                    ARTICLE 4

                            RESTRICTIONS ON TRANSFER

            Exchanging Shareholder agrees as follows:

                  (a) Exchanging Shareholder agrees that he shall not sell, assign, convey, hypothecate or in any other manner transfer any of the shares of Holding Common Stock or shares of Holding Preferred Stock except in compliance with the 1933 Act and any applicable state securities laws.

                  (b) Exchanging Shareholder agrees that prior to making any disposition of any Holding Common Stock or Holding Preferred Stock (other than a disposition to Holding Company) Exchanging Shareholder will give written notice to Holding company describing the manner of such proposed disposition. Exchanging Shareholder further agrees not to effect such proposed disposition until either (i) Holding Company has notified Exchanging Shareholder that, in the opinion of Holding Company's counsel, no registration of such Holding Common Stock or Holding Preferred Stock under the 1933 Act or registration or qualification under the securities or Blue Sky laws of any state is required in connection with such proposed disposition, or (ii) a registration statement under the 1933 Act covering such proposed disposition has been filed by Holding Company under the Act and has become effective and compliance with applicable state securities or Blue Sky laws has been effected. Holding Company shall respond as promptly as reasonably practicable to any notice of sale given hereunder.

                  (c) Each certificate representing the shares of Holding Common Stock and Holding Preferred Stock issued pursuant to this Agreement shall bear legends in substantially the following form:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN
            REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES ACT OF ANY JURISDICTION. SUCH SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED PLEDGED OR HYPOTHECATED EXCEPT PURSUANT TO (i) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES THAT IS EFFECTIVE UNDER SUCH ACT OR APPLICABLE STATE SECURITIES LAW, OR (ii) ANY EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR APPLICABLE STATE SECURITIES LAW RELATING TO THE DISPOSITION OF SECURITIES, INCLUDING RULE 144, PROVIDED AN OPINION OF COUNSEL IS FURNISHED, REASONABLY SATISFACTORY IN FORM AND SUBSTANCE TO ROLLER BEARING HOLDING COMPANY, INC. (THE "COMPANY") THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND/OR APPLICABLE STATE SECURITIES LAW IS AVAILABLE.

                  THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED WITHIN ONE
            YEAR FROM THE DATE OF PURCHASE EXCEPT IN ACCORDANCE WITH THE REQUIREMENTS OF SECTION 204.011 OF THE PENNSYLVANIA BLUE SKY REGULATIONS.

                  (d) Pennsylvania law also requires the following legend to appear in this Agreement.

                  EACH PENNSYLVANIA RESIDENT WHO ACCEPTS AN OFFER TO PURCHASE
            THE SECURITIES HAS THE RIGHT TO CANCEL AND WITHDRAW HIS OR HER ACCEPTANCE, WITHOUT INCURRING ANY

            LIABILITY TO THE SELLER, UNDERWRITER (IF ANY) OR ANY OTHER PERSON, WITHIN TWO BUSINESS DAYS FOLLOWING THE RECEIPT BY THE ISSUER OF HIS OR HER WRITTEN BINDING CONTRACT OF PURCHASE, OR IN THE CASE OF A TRANSACTION IN WHICH THERE IS NO BINDING CONTRACT OF PURCHASE WITHIN TWO BUSINESS DAYS AFTER MAKING THE INITIAL PAYMENT FOR THE SECURITIES BEING OFFERED.

                                    ARTICLE 5

                                  MISCELLANEOUS

            5.1 Notices. Any notice, request, instruction or other document to be given hereunder by any party to the others shall be in writing and delivered in person or by courier, or by facsimile transmission or by mail, postage prepaid, as follows:

            If to Holding Company, to:

            Roller Bearing Holding Company, Inc.
            1800 Century Park East, Suite 1000
            Los Angeles, California 90067
            Attention: Mr. Richard R. Crowell
            Telecopy: (310) 277-5810

            with a copy to:

            Gibson, Dunn & Crutcher
            333 South Grand Avenue
            Los Angeles, California 90071
            Attention: Terrance L. Carlson, Esq.
            Telecopy: (213) 229-7520

            If to Exchanging Shareholder, to:

            Frederick Morlok
            315 Society Place
            Newtown, Pennsylvania 18940

            Notices delivered in person shall be effective when so delivered. Notices delivered by courier shall be effective three (3) business days after delivery by the sender to an air courier of national reputation who guarantees delivery within such three (3) business day period. Faxed notices shall be effective when receipt is acknowledged telephonically by the addressee or its agent or employee. Notices sent by mail shall be effective five (5) business days after the sender's deposit of such notice in the United States mails, first class postage prepaid.

            5.2 Governing Law. This Agreement shall be construed, interpreted and the rights of the parties determined in accordance with the internal laws of the State of New York governing contracts executed and to be performed wholly within such state, without regard to the principles of conflicts of laws.

            5.3 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            5.4 Specific Performance. The parties will be irreparably damaged in the event that this Agreement is not specifically enforced. In the event of a breach or threatened breach of the terms, covenants and/or conditions of this Agreement by any of the parties hereto, the other parties shall, in addition to all other remedies, be entitled (without any bond or other security being required) to a temporary and/or permanent injunction, without showing any actual damage or that monetary damages would not provide an adequate remedy, and/or a decree for specific performance, in accordance with the provisions hereof.

            5.5 Severability. If any provision of this Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other severable provision of this Agreement, and this Agreement shall be carried out as if any such invalid or unenforceable provision were not contained herein.

            5.6 Additional Action. Each party hereto shall cooperate and shall take such further action and shall execute and deliver such further documents as may be reasonably requested by any other party in order to carry out the provisions and purposes of this Agreement.

            5.7 Headings. The headings of the Articles and Sections herein are for convenience of reference only and shall not affect the meaning or interpretation of this Agreement.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement, or have caused this Agreement to be duly executed on their respective behalf by their respective officers thereunto duly authorized, as of the day and year first above written.

ROLLER BEARING HOLDING COMPANY, INC.,
a Delaware corporation


By: /s/ M. J. Hartnett
    ------------------------------------

Its: President

EXCHANGING SHAREHOLDER


/s/ Frederick Morlok
----------------------------------------
Frederick Morlok

                                    EXHIBIT A

Holding Common Shares: 2,500 shares of Holding Common Stock.

Holding Preferred Shares: 2,767.485 shares of Holding Redeemable Exchangeable Cumulative Preferred Stock.

RBC Common Shares: 54.31648843 shares of RBC Class A Common Stock.

                      ROLLER BEARING HOLDING COMPANY, INC.
                               EXCHANGE AGREEMENT

                                 by and between

                      ROLLER BEARING HOLDING COMPANY, INC.

                                       and

                                HAROLD J. MACSATA

                              Dated: March 30, 1992

                      ROLLER BEARING HOLDING COMPANY, INC.
                               EXCHANGE AGREEMENT

            This Exchange Agreement (the "Agreement") is entered into as of March 30, 1992, by and among Roller Bearing Holding Company, Inc., a Delaware corporation ("Holding Company") and Harold J. Macsata ("Exchanging Shareholder").

                                    ARTICLE 1

                               CERTAIN DEFINITIONS

            As used in this Agreement, the following terms shall have the following meanings:

            "Holding Common Stock" means Holding Company's Class A Voting Common Stock, par value $0.01.

            "Holding Preferred Stock" means Holding Company's Redeemable Exchangeable Cumulative Preferred Stock, par value $0.01.

            "RBC Common Stock" means, collectively, the Class A Common Stock, $0.01 par value, and the Class B Common Stock, $0.01 par value, of Roller Bearing Company of America, Inc., a Delaware corporation ("RBC").

            "Holding Common Shares" means the shares of Holding Common Stock listed on Exhibit A.

            "Holding Preferred Shares" means the shares of Holding Preferred Stock listed on Exhibit A.

            "RBC Common Shares" means the shares of RBC Common Stock listed on Exhibit A.

                                    ARTICLE 2

                                EXCHANGE OF STOCK

            Holding Company shall issue and deliver to the Exchanging Stockholder, concurrently with the execution and delivery of this Agreement, the Holding Common Shares and the Holding Preferred Shares in exchange for the RBC Common Shares, the certificates for which shall be delivered to Holding Company by Exchanging Stockholder concurrently herewith.

                                    ARTICLE 3

                    REPRESENTATIONS OF EXCHANGING SHAREHOLDER

            Exchanging Shareholder hereby represents and warrants to Holding Company that:

                  (a) This Agreement has been duly executed and delivered by Exchanging Shareholder and, assuming the due execution and delivery hereof by Holding Company, constitutes a valid and binding obligation of Exchanging Shareholder, enforceable against Exchanging Shareholder in accordance with its terms.

                  (b) Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will violate, conflict with or result in a default or breach under (i) any term or provision of any contract, agreement, indebtedness, lease, commitment, license, franchise, permit authorization or concession to which Exchanging Shareholder is a party, which breach or default would have a material adverse effect on the ability of Exchanging Shareholder to consummate the transactions contemplated hereby, or
(ii) any statute, law, rule, regulation, ordinance, code, order, judgment, writ, injunction, decree or award, applicable to Exchanging Shareholder, which violation would have a material adverse effect on the ability of Exchanging Shareholder to consummate the transactions contemplated hereby.

                  (c) Exchanging Shareholder is acquiring the Holding Common Shares and the Holding Preferred Shares for his own account and not as a nominee or agent for any other person and with no intention of distributing or reselling such securities or any part thereof in any transactions that would be in violation of the securities laws of the United States of America or any state thereof.

                  (d) Exchanging Shareholder has had an opportunity to ask questions of and to receive answers from the officers of Holding Company and his affiliates, or a person or persons acting on Holding Company's or its affiliates' behalf, concerning the terms and conditions of this investment.

                  (e) Exchanging Shareholder has such knowledge and experience in financial affairs that Exchanging Shareholder is capable of evaluating the merits and risks of acquiring and holding the Holding Common Shares and the Holding Preferred Shares.

                  (f) Exchanging Shareholder has not relied, in connection with the decision to accept or to provide consideration for the Holding Common Shares and the Holding Preferred Shares, upon the identity or advice of any other person or upon any representations, warranties or agreements other than those in this Agreement.

                  (g) Exchanging Shareholder's financial situation is such that Exchanging Shareholder can afford to suffer the complete loss of the consideration given in exchange for the Holding Common Shares and the Holding Preferred Shares.

                  (h) Exchanging Shareholder's net worth or joint net worth with Exchanging Shareholder's spouse, exceeds $1,000,000; or Exchanging Shareholder's individual income was in excess of $200,000 in each of the two most recent years or my joint income with Exchanging Shareholder's spouse was in excess of

$300,000 in each of the two most recent years, and Exchanging Shareholder reasonably expects to reach the same income level in the current year.

                  (i) Exchanging Shareholder is an executive officer of Holding Company.

                  (j) Exchanging Shareholder is an "accredited investor" within the meaning of Rule 501 under the Securities Act of 1933, as amended (the "1933 Act"); has made his own investigation regarding a determination to purchase the Holding Common Stock and the Holding Preferred Stock and has received all information it considers necessary or appropriate for deciding whether to purchase the Holding Common Stock and the Holding Preferred Stock; and, in making its decision to so purchase, is not in any way relying on the fact that any other person has decided to participate in the purchase.

                  (k) Exchanging Shareholder understands that there is no public market for the Holding Common Stock or the Holding Preferred Stock, that the Holding Common Stock and the Holding Preferred Stock have not been registered under the 1933 Act or registered or qualified under any state securities ("Blue Sky") laws, and that the Holding Common Stock and the Holding Preferred Stock cannot be resold by Exchanging Shareholder unless registered and qualified under the 1933 Act and all applicable Blue Sky laws or unless an exemption from registration and qualification is available.

                  (l) No consent, approval or authorization of, or declaration, filing or registration with, any United States federal, state or local governmental or regulatory authority is required to be made or obtained by Exchanging Shareholder in connection with the execution and delivery of this Agreement by Exchanging Shareholder, the purchase of the Holding Common Stock or the Holding Preferred Stock by Exchanging Shareholder, and the performance by Exchanging Shareholder of the other specific obligations of Exchanging Shareholder contained herein, other than any consents or approvals obtained by Exchanging Shareholder prior to the Closing Date, polices and filings required pursuant to the 1933 Act or Blue Sky laws, or any consents or approvals which, if not obtained, would not have a material adverse effect on Holding Company or the interest of Exchanging Shareholder in the Holding Common Stock or the Holding Preferred Stock.

                  (m) Exchanging Shareholder represents that he is a resident of the State of Pennsylvania.

                                    ARTICLE 4

                            RESTRICTIONS ON TRANSFER

            Exchanging Shareholder agrees as follows:

                  (a) Exchanging Shareholder agrees that he shall not sell, assign, convey, hypothecate or in any other manner transfer any of the shares of Holding Common Stock or shares of Holding Preferred Stock except in compliance with the 1933 Act and any applicable state securities laws.

                  (B) Exchanging Shareholder agrees that prior to making any disposition of any Holding Common Stock or Holding Preferred Stock (other than a disposition to Holding Company) Exchanging Shareholder will give written notice to Holding Company describing the manner of such proposed disposition. Exchanging Shareholder further agrees not to effect such proposed disposition until either (i) Holding Company has notified Exchanging Shareholder that, in the opinion of Holding Company's counsel, no registration of such Holding Common Stock or Holding Preferred Stock under the 1933 Act or registration or qualification under the securities or Blue Sky laws of any state is required in connection with such proposed disposition, or (ii) a registration statement under the 1933 Act covering such proposed disposition has been filed by Holding Company under the Act and has become effective and compliance with applicable state securities or Blue Sky laws has been effected. Holding Company shall respond as promptly as reasonably practicable to any notice of sale given hereunder.

                  (c) Each certificate representing the shares of Holding Common Stock and Holding Preferred Stock issued pursuant to this Agreement shall bear legends in substantially the following form:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN
            REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE
            "ACT"), OR THE SECURITIES ACT OF ANY JURISDICTION. SUCH SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT PURSUANT TO (i) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES THAT IS EFFECTIVE UNDER SUCH ACT OR APPLICABLE STATE SECURITIES LAW, OR (ii) ANY EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR APPLICABLE STATE SECURITIES LAW RELATING TO THE DISPOSITION OF SECURITIES, INCLUDING RULE 144, PROVIDED AN OPINION OF COUNSEL IS FURNISHED, REASONABLY SATISFACTORY IN FORM AND SUBSTANCE TO ROLLER BEARING HOLDING COMPANY, INC. (THE "COMPANY") THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND/OR APPLICABLE STATE SECURITIES LAW IS AVAILABLE.

                  THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED WITHIN ONE
            YEAR FROM THE DATE OF PURCHASE EXCEPT IN ACCORDANCE WITH THE REQUIREMENTS OF SECTION 204.011 OF THE PENNSYLVANIA BLUE SKY REGULATIONS.

                  (d) Pennsylvania law also requires the following legend to appear in this Agreement.

                  EACH PENNSYLVANIA RESIDENT WHO ACCEPTS AN OFFER TO PURCHASE
            THE SECURITIES HAS THE RIGHT TO CANCEL AND WITHDRAW HIS OR HER ACCEPTANCE, WITHOUT INCURRING ANY

            LIABILITY TO THE SELLER, UNDERWRITER (IF ANY) OR ANY OTHER PERSON, WITHIN TWO BUSINESS DAYS FOLLOWING THE RECEIPT BY THE ISSUER OF HIS OR HER WRITTEN BINDING CONTRACT OF PURCHASE, OR IN THE CASE OF A TRANSACTION IN WHICH THERE IS NO BINDING CONTRACT OF PURCHASE WITHIN TWO BUSINESS DAYS AFTER MAKING THE INITIAL PAYMENT FOR THE SECURITIES BEING OFFERED.

                                    ARTICLE 5

                                  MISCELLANEOUS

            5.1 Notices. Any notice, request, instruction or other document to be given hereunder by any party to the others shall be in writing and delivered in person or by courier, or by facsimile transmission or by mail, postage prepaid, as follows:

            If to Holding Company, to:

            Roller Bearing Holding Company, Inc.
            1800 Century Park East, Suite 1000
            Los Angeles, California 90067
            Attention: Mr. Richard R. Crowell
            Telecopy: (310) 277-5810

            with a copy to:

            Gibson, Dunn & Crutcher
            333 South Grand Avenue
            Los Angeles, California 90071
            Attention: Terrance L. Carlson, Esq.
            Telecopy: (213) 229-7520

            If to Exchanging Shareholder, to:

            Harold J. Macsata
            2820 West Fox Chase Circle
            Doylestown, Pennsylvania 18901

            Notices delivered in person shall be effective when so delivered. Notices delivered by courier shall be effective three (3) business days after delivery by the sender to an air courier of national reputation who guarantees delivery within such three (3) business day period. Faxed notices shall be effective when receipt is acknowledged telephonically by the addressee or its agent or employee. Notices sent by mail shall be effective five (5) business days after the sender's deposit of such notice in the United States mails, first class postage prepaid.

            5.2 Governing Law. This Agreement shall be construed, interpreted and the rights of the parties determined in accordance with the internal laws of the State of New York governing contracts executed and to be performed wholly within such state, without regard to the principles of conflicts of laws.

            5.3 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            5.4 Specific Performance. The parties will be irreparably damaged in the event that this Agreement is not specifically enforced. In the event of a breach or threatened breach of the terms, covenants and/or conditions of this Agreement by any of the parties hereto, the other parties shall, in addition to all other remedies, be entitled (without any bond or other security being required) to a temporary and/or permanent injunction, without showing any actual damage or that monetary damages would not provide an adequate remedy, and/or a decree for specific performance, in accordance with the provisions hereof.

            5.5 Severability. If any provision of this Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other severable provision of this Agreement, and this Agreement shall be carried out as if any such invalid or unenforceable provision were not contained herein.

            5.6 Additional Action. Each party hereto shall cooperate and shall take such further action and shall execute and deliver such further documents as may be reasonably requested by any other party in order to carry out the provisions and purposes of this Agreement.

            5.7 Headings. The headings of the Articles and Sections herein are for convenience of reference only and shall not affect the meaning or interpretation of this Agreement.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement, or have caused this Agreement to be duly executed on their respective behalf by their respective officers thereunto duly authorized, as of the day and year first above written.

ROLLER BEARING HOLDING COMPANY, INC.,
a Delaware, corporation


By: /s/ M. J. Hartnett
    ------------------------------------

Its: President

EXCHANGING SHAREHOLDER


/s/ Harold J. Macsata
----------------------------------------
Harold J. Macsata

                                    EXHIBIT A

Holding Common Shares: 2,500 shares of Holding Common Stock.

Holding Preferred Shares: 2,767.485 shares of Holding Redeemable Exchangeable Cumulative Preferred Stock.

RBC Common Shares: 54.31648843 shares of RBC Class A Common Stock.

                                                                       EXHIBIT E

                    [Letterhead of Gibson, Dunn & Crutcher]

                                 March 31, 1992

Roller Bearing Company of America, Inc.
140 Terry Drive
Newtown, Pennsylvania 18940

      Re: Agreement and Plan of Reorganization dated March 31,1992 among Roller Bearing Company of America, Inc., Roller Bearing Holding Company, Inc., Roller Bearing Acquisition Company, Inc., and the stockholders of Roller Bearing Company of America Inc.

Ladies and Gentlemen:

            We have acted as special counsel to Roller Bearing Holding Company, Inc., a Delaware corporation ("Holding Company") and Roller Bearing Acquisition Company, Inc., a Delaware corporation ("Acquisition Company") in connection with (i) that certain Agreement and Plan of Reorganization dated the date hereof (the "Agreement of Reorganization") among Roller Bearing Company of America, Inc. ("RBC"), Holding Company, Acquisition Company, and the Stockholders (as defined in the Agreement of Reorganization), (ii) the Agreement of Merger dated the date hereof between Acquisition Company and RBC (the "Agreement of Merger") and (iii) the Escrow Agreement among Holding Company, the Stockholders and the Stockholders' Representative (as defined in the Escrow Agreement).

GIBSON, DUNN & CRUTCHER

March 31, 1992
Page 2


            This letter is delivered to you pursuant to Section 5.3(i) of the Agreement of Reorganization. Capitalized terms used in this letter shall have the meanings ascribed to them in the Agreement of Reorganization unless otherwise defined in this letter. Each of Holding Company and Acquisition Company is referred to herein as a "Purchasing Transaction Party." The Agreement of Reorganization, the Agreement of Merger, and the Escrow Agreement are referred to herein collectively as the "Transaction Documents."

            In rendering this opinion, we have made such inquiries and reviewed such documents as we considered necessary. As to factual matters, we have, with your consent, relied exclusively upon oral and written statements and certificates of public officials and of stockholders, directors, officers and other representatives of Holding Company, Acquisition Company, RBC, and Industrial Tectonics Bearings Corporation, a Delaware corporation ("ITB"), and we have made no effort to establish or verify the accuracy or completeness of such factual matters.

            In our capacity as special counsel to Holding Company and Acquisition Company, we have reviewed the Transaction Documents and the Certificate of Designations of the Redeemable Exchangeable Cumulative Preferred Stock, par value $0.01, of Holding Company (the "Buyer's Preferred Stock").

            Among other things, we have assumed with your permission that:

                  (a) the signatures on all documents examined by us are genuine, all natural persons whose signatures appear on documents have the legal capacity to sign such documents, all individuals (other than those who have signed on behalf of a Purchasing Transaction Party) whose signatures appear on such documents were duly authorized to execute such documents on behalf of the party for whom they purport to have signed, the documents submitted to us as originals are authentic, the documents submitted to us as certified or reproduction copies conform to the originals and the originals of such copies are authentic;

GIBSON, DUNN & CRUTCHER

March 31, 1992
Page 3


                  (b) each of RBC and each Stockholder (each, a "Selling Transaction Party") has the power and authority to execute, deliver and perform its respective obligations under each Transaction Document to which such Selling Transaction Party is a party, the execution and delivery of each such Transaction Document and performance of such obligations have been duly authorized by all necessary action on the part of each such Selling Transaction Party and each such Transaction Document is the legal, valid and binding obligation of such Selling Transaction Party, enforceable against such Selling Transaction Party in accordance with its terms;

                  (c) no Selling Transaction Party or Purchasing Transaction Party is party to any agreement or understanding that would expand, modify or otherwise affect the terms of the Transaction Documents or the respective rights or obligations of the parties thereunder, and the Transaction Documents correctly and completely set forth the intent of all parties thereto;

                  (d) each of RBC and ITB is a Delaware corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to engage in the transactions contemplated by the Transaction Documents;

                  (e) each Stockholder not a natural person is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, as the case may be; and

                  (f) at the time any Selling Transaction Party seeks to enforce its rights under the Transaction Documents, such Selling Transaction Party will have taken all actions required to be taken by it in order to enforce such rights.

            Whenever a statement is made in this letter to be "to our knowledge" a ("Statement of Knowledge"), such statement means that, during the course of our representation of Holding Company and Acquisition Company (as described in the first paragraph of this letter), and without undertaking any independent investigation with respect thereto, no information has come to the attention of the lawyers of this firm working on the transactions contemplated by the Transaction Documents that would

GIBSON, DUNN & CRUTCHER

March 31, 1992
Page 4


give us actual knowledge of the existence or absence of facts contrary to the Statement of Knowledge, and no inference should be drawn from any Statement of Knowledge or from our representation of Holding Company or Acquisition Company,
(a) as to the existence or absence of facts contrary to such Statement of Knowledge or (b) that we have undertaken any independent investigation to determine the existence or absence of any facts contrary to such Statement of Knowledge.

            Based on the foregoing and in reliance thereon, and subject to the assumptions, exceptions, qualifications and limitations set forth herein, we are of the opinion that:

            1. Each Purchasing Transaction Party is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware.

            2. Each Purchasing Transaction Party has the corporate power and authority to execute and deliver the Transaction Documents and to consummate the transactions contemplated thereby. Each Purchasing Transaction Party has taken all necessary corporate action to authorize the execution and delivery of the Transaction Documents and the performance by it of its obligations thereunder. Each Transaction Document has been duly and validly executed and delivered by each Purchasing Transaction Party that is a party to such document, and constitutes the legal, valid and binding obligation of each such Purchasing Transaction Party, enforceable against each such Purchasing Transaction Party in accordance with its terms.

            3. Except for matters that in the aggregate would not have a material adverse effect on the ability of either Purchasing Transaction Party to consummate the transactions contemplated by the Transaction Documents, neither the execution, delivery and performance of the Transaction Documents by Holding Company or Acquisition Company nor the consummation by Holding Company or Acquisition Company of the transactions contemplated thereby, nor compliance by Holding Company or Acquisition Company with any of the provisions thereof, including the issuance by Holding Company of the Buyer's Preferred Stock pursuant to the Merger, will (A) conflict with or violate the certificate of incorporation or bylaws of either Purchasing Transaction Party, (B) violate any law, statute,

GIBSON, DUNN & CRUTCHER

March 31, 1992
Page 5


rule or regulation binding on either Purchasing Transaction Party, or (C) to our knowledge, violate, conflict with, result in a breach of or constitute (or with notice or lapse of time or both constitute) a default (or give rise to any right of termination, cancellation or acceleration) under any contract to which either Purchasing Transaction Party is a party, or (D) to our knowledge, based solely upon a review of any orders, writs, judgments or decrees identified to us by officers of Holding Company and Acquisition Company as applicable to any of them or binding or affecting any of their respective assets (the "Judicial Orders"), violate any Judicial Orders.

            4. The authorization, issuance, sale and delivery of the Buyer's Preferred Stock to the holders of RBC Common Stock in the Merger in accordance with Section 2.2(b)(iii) of the Agreement of Reorganization have been duly authorized by all requisite corporate action of Holding Company and when issued in the Merger (A) such shares of the Buyer's Preferred Stock will be validly issued, fully-paid and nonassessable, (B) the terms, rights, privileges and preferences of such shares of the Buyer's Preferred Stock are as set forth in the Certificate of Incorporation of Holding Company filed with the Secretary of State of the State of Delaware, as amended (the "Buyer's Certificate"), (C) there are no preemptive rights to purchase or otherwise acquire any shares of the Buyer's Preferred Stock pursuant to the Buyer's Certificate, By-laws or, to our knowledge, any agreement to which Holding Company is a party, and (D) such shares will be, to our knowledge, issued in compliance with the Securities Act of 1933.

            5. The authorized capital stock of Holding Company consists of the following: (i) three hundred thousand (300,000) shares of Class A Voting Common Stock, par value one cent ($0.01) per share; (ii) one hundred thousand (100,000) shares of Class B Non-Voting Common Stock, par value one cent ($0.01) per share; and (iii) two hundred thousand (200,000) shares of Redeemable Exchangeable Cumulative Preferred Stock, par value one cent ($0.01) per share, of which 123,319.534 shares will be validly issued and outstanding as of the Effective Time of the Merger.

            The foregoing opinions are subject to the following exceptions, qualifications and limitations:

            A. We are not admitted to practice in the State of Delaware; however, we are generally familiar with the General Corporation Law of the

GIBSON, DUNN & CRUTCHER

March 31, 1992
Page 6


State of Delaware as currently in effect. This opinion is limited to the effect of the current state of the laws of the State of New York, the United States of America, the General Corporation Law of the State of Delaware and the facts as they currently exist. We assume no obligation to revise or supplement this opinion in the event of future changes in such laws or the interpretations thereof or such facts. We express no opinion as to the enforceability of any choice of law, choice of forum or severability provision in any Transaction Document. Our opinion in paragraph 3(B) is based upon our consideration of only those New York, Delaware and United States statutes, rules and regulations that, in our experience, are normally applicable to transactions of the type contemplated by the Transaction Documents, and we express no opinion as to whether the consummation of the transactions contemplated by the Transaction Documents violate: (i) the federal Assignment of Contracts Act, 41 U.S.C. ss.15, or the Assignment of Claims Act, 31 U.S.C. ss.3727, which generally prohibit the transfer of federal government contracts without government consent; (ii) any regulation implementing those two statutes; and (iii) contracts to which RBC or ITB is a party and that are being transferred pursuant to any Transaction Document implementing either of those two statutes.

            B. Our opinion set forth in paragraph 2 is subject to (i) the effect of any bankruptcy, insolvency, reorganization, moratorium, arrangement or similar laws affecting the enforcement of creditors' rights (including, without limitation, the effect of statutory or other laws regarding fraudulent transfers or preferential transfers) and (ii) general principles of equity, regardless of whether enforceability is considered in a proceeding in equity or at law.

            C. Without limitation in respect of clause B(ii) above, we express no opinion regarding or relating to (i) the ability to obtain specific performance, injunctive relief or other equitable relief (whether sought in a proceeding at law or in equity) as a remedy for noncompliance with any Transaction Document, and the use of the term "enforceable" shall not imply any opinion as to the availability of equitable remedies, (ii) the rights or remedies available to any party for any violation or breach of any provision that is immaterial or for any violation or breach of any provision the enforcement of which a court determines would be unreasonable under the then existing circumstances, (iii) the rights or remedies available to any

GIBSON, DUNN & CRUTCHER

March 31, 1992
Page 7


party for any material violation or breach that is the proximate result of any action taken by any party other than the party against whom enforcement is sought, which actions (A) such other party is not entitled to take pursuant to the relevant agreement or instrument or applicable laws or (B) violate applicable laws, (iv) the rights or remedies available to any party insofar as such party may take discretionary action that is arbitrary, unreasonable or capricious, or is not taken in good faith or in a commercially reasonable manner, whether or not such action is permitted under the Transaction Documents, and (v) the strict enforcement of certain covenants in contracts absent a showing of damage to the other party.

            D. We express no opinion with respect to the legality, validity, binding nature or enforceability of any provision in any Transaction Document to the effect that rights or remedies are not exclusive, that every right or remedy is cumulative and may be exercised in addition to any other right or remedy, that the election of some particular remedy does not preclude recourse to one or more others or that failure to exercise or delay in exercising rights or remedies will not operate as a waiver of any such right or remedy.

            E. We express no opinion as to the legality, validity, binding nature or enforceability of any provision in any Transaction Document (i) that purports to indemnify a party against liability for its own wrongful or negligent acts or to the extent such provisions may be held unenforceable as contrary to public policy, or (ii) insofar as it provides for the payment or reimbursement of costs and expenses or indemnification for claims, losses or liabilities in excess of a reasonable amount determined by any court or other tribunal. We express no opinion regarding RBC's or any Stockholder's ability to collect attorneys' fees and costs in an action involving any Transaction Document if RBC or such Stockholder, as the case may be, is not the prevailing party in such action.

            F. We express no opinion as to any provision in any Transaction Document requiring written amendments or waivers of such documents insofar as it suggests that oral or other modifications, amendments or waivers could not be effectively agreed upon by the parties or that the doctrine of promissory estoppel might not apply.

GIBSON, DUNN & CRUTCHER

March 31, 1992
Page 8


            This opinion is rendered as of the date set forth above solely for the benefit of RBC in connection with the Transaction Documents and is not to be relied upon, used, circulated, referred to or quoted to any other party or for any other purpose without our prior written consent, except that the Stockholders, with the exception of the Stockholder identified on Annex I to the Agreement of Reorganization as Overland Trust Bank, may rely hereon.

                                              Very truly yours,


                                              /s/ GIBSON, DUNN & CRUTCHER

                                              GIBSON, DUNN & CRUTCHER

TLC/GNN

                                                                  EXECUTION COPY

--------------------------------------------------------------------------------

                              DISCLOSURE SCHEDULES

                                     TO THE

                      AGREEMENT AND PLAN OF REORGANIZATION

                           DATED AS OF MARCH 31, 1992,

                                      AMONG

                    ROLLER BEARING COMPANY OF AMERICA, INC.,

                        ROLLER BEARING ACQUISITION, INC.,

                      ROLLER BEARING HOLDING COMPANY, INC.

                                       AND

           THE STOCKHOLDERS OF ROLLER BEARING COMPANY OF AMERICA, INC.

--------------------------------------------------------------------------------

All capitalized terms not defined herein shall have the meanings ascribed to them in the Agreement and Plan of Reorganization.

TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Schedule 3.1(a) - Title to Shares ...........................................  1

Schedule 3.1(c) - Authority (Stockholders) ..................................  3

Schedule 3.2(b) - Authority (RBC) ...........................................  4

Schedule 3.2(c) - Capital Structure .........................................  5

Schedule 3.2(e) - Financial Information .....................................  6

Schedule 3.2(f) - Absence of Undisclosed Liabilities ........................  7

Schedule 3.2(g) - Absence of Changes ........................................  8

Schedule 3.2(h) - Title to Assets, Properties and Rights and
                    Related Matters ......................................... 12

Schedule 3.2(i) - Agreements ................................................ 14

Schedule 3.2(j) - Compliance; Governmental Authorization .................... 24

Schedule 3.2(k) - Litigation, Etc............................................ 25

Schedule 3.2(1) - Tax ....................................................... 27

Schedule 3.2(m) - ERISA ..................................................... 28

Schedule 3.2(n) - Environmental Reports ..................................... 29

Schedule 3.2(0) - Intellectual Property ..................................... 31

Schedule 3.2(p) - Labor Relations; Employees ................................ 33

Schedule 3.2(q) - Insurance ................................................. 34

Schedule 3.2(t) - Depositions, Powers of Attorney ........................... 37

Schedule 4.1(b) - Authority (Buyer) ......................................... 39

Schedule 4.1(e) - Balance Sheet of Buyer .................................... 40

Schedule 4.1(f) - Brokers' or Finders' Fees ................................. 41

                       Schedule 3.l(a) - Title to Shares

A. All shares of capital stock of Roller Bearing Company of America, Inc. ("RBC"), Industrial Tectonics Bearings Corporation, a wholly-owned subsidiary of RBC ("ITB"), and RBC Fineblanking, Inc., a wholly-owned subsidiary of RBC ("RBCF"), are currently pledged to Citicorp North America, Inc. (formerly known as Citicorp Industrial Credit, Inc.) ("Citicorp") (the "Citicorp Pledge") pursuant to a Loan and Security Agreement dated as of October 30, 1987, as amended (the "Citicorp Loan Agreement" or "Citicorp Loan"), among RBC, ITB, RBCF and Citicorp, which loan will be paid in full at Closing.

B. In addition to the Citicorp Pledge, all shares of capital stock of RBC held by Gary Holmes have been pledged to (1) RBC (which pledge is subordinated to the Citicorp Pledge) pursuant to a stock pledge agreement between Mr. Holmes and RBC as security for a loan made by RBC to Mr. Holmes and (2) Bitrix Associates C.V. (which pledge is subordinated to the Citicorp Pledge and the pledge to RBC), pursuant to certain stock pledge agreements between Gary Holmes and Bitrix Associates C.V. as security for loans made by Bitrix Associates C.V. to Mr. Holmes, all of which loans will be paid in full at Closing.

C. There are no voting agreements or understandings between any stockholders of RBC, or, to the knowledge of RBC, between any of them and any other person, with respect to the voting of any of the shares of capital stock of RBC.

D. Item (B) on Schedule 3.2(c) is incorporated herein by reference in its entirety.

E. All of the shares of Class A Common Stock and Series A Preferred Stock held by Harold Macsata and Fred Morlok, in addition to the Citicorp Pledge, are subject to (1) a right of first refusal in favor of Bitrix Associates C.V. and Columbus Holdings Limited in the event such employees are not employed by RBC at any time after October 30, 1992, (2) a purchase option or obligation, as the case may be, in favor of Bitrix Associates C.V. and Columbus Holdings Limited in the event such employees are terminated voluntarily or for cause prior to October 30, 1992, as the case may be, (3) a "bring-along right" in favor of Bitrix Associates C.V. and Columbus Holdings Limited in the event that they propose to transfer a majority of the shares of RBC then held by them to any person and (4) certain other transfer restrictions in favor of Bitrix Associates C.V. and Columbus Holdings Limited, all as delineated in the Stock

Purchase Agreements dated as of November 30, 1991, and January 31, 1992, as amended, between each of Mr. Macsata and Mr. Morlok, respectively, and RBC, Bitrix Associates C.V. and Columbus Holdings Limited.

                   Schedule 3.1(c) - Authority (Stockholders)

A. Items (A), (B) and (D) on Schedule 3.1(a) are incorporated herein by reference in their entirety.

                        Schedule 3.2(b) - Authority (RBC)

A. The transaction would constitute a default under the Citicorp Loan Agreement and the related Citicorp Pledge; however, the Citicorp Loan will be will be paid in full at Closing.

B. The transaction will require a filing pursuant to the New Jersey Environmental Cleanup and Responsibility Act with, and the approval of or negative declaration from, the New Jersey Department of Environmental Protection prior to Closing.

C. Consents to the transaction may be required pursuant to the following leases and contracts:

      1. Consents may be required to transfer the U.S. Government contracts of RBC and ITB pursuant to the Anti-Assignment Act, 41 U.S.C. ss.15 and 48 C.F.R. 42.1204.

      2. Lease dated as of March 27, 1991, between Walnut Realty, Ltd. and RBC with respect to an office and warehouse located at 2974 Congressman Lane, Dallas, Texas.

      3. Lease Agreement dated August 31, 1997, between RBC and U.S. Fleet Leasing, Inc. for the lease of certain automobiles.

      4. Master Lease Agreement dated April 29, 1990, between Sun Financial Group, Inc. and RBC for certain computer software equipment.

      5. Lease Agreement dated October 9, 1990, between MDC Newtown Partnership and RBC with respect to 13,700 square feet at 140 Terry Drive, Newtown, Pennsylvania (only prior notice required).

D. The transaction would constitute a default under the Loan Agreement dated as of August 14, 1989 (the "Subordinated Loan Agreement"), among RBC, Bitrix Associates C.V., and Overland Trust Bank; however, all amounts outstanding under the Subordinated Loan Agreement will be paid in full at the Closing.

                       Schedule 3.2(c) - Capital Structure

A. Each of the items on Schedule 3.1(a) are incorporated herein by reference in their entirety.

B.    Mike Hartnett ("Hartnett") holds options to purchase an aggregate of
      61.237 shares of REC's Class A Common Stock, $.0l par value (the "Class A Common Stock"), as follows:

      (a) Options to purchase an aggregate of 41.237 shares of Class A Common Stock from RBC for an aggregate purchase price of $310,000 ($7,517.52 per share); and

      (b) Options to purchase 15 shares of RBC Class B Common Stock, $.01 par value (the "Class B Common Stock"), from Bitrix Associates C.V., and 5 shares of RBC Class B Common Stock from Columbus Holdings Limited, in each case for $2,500 per share, which Hartnett must then immediately sell to RBC in exchange for 20 shares of Class A Common Stock (this option is available only after August 15, 1992, and only if the options described in the preceding clause (a) are exercised in full).

C. Bitrix Associates C.V. and Overland Trust Bank ("OTB") hold warrants (the "Warrants") to purchase 35.38 and 72.05 shares of Class A Common Stock, respectively, at an exercise price of $.0l per share, pursuant to the Subordinated Loan Agreement dated August 14, 1989, among RBC, Bitrix Associates C.V. and OTB. In the event of a merger or consolidation of RBC with another entity, the right to purchase each share of Class A Common Stock pursuant to the Warrants will be automatically converted into the right to receive the securities or property issuable or distributable in respect of one share of Class A Common Stock of RBC, or its successors, upon such merger or consolidation.

                     Schedule 3.2(e) - Financial Information

A. See attached consolidated balance sheet of RBC as at November 2, 1991, and the related statements of operations and accumulated deficit and of cash flows for the 52-week period then ended, audited by Deloitte & Touche, independent certified public accountants.

B. See attached consolidated balance sheet of RBC as at November 3, 1990 and October 26, 1989 and the related consolidated statements of operations and accumulated deficit for the 53-week and 52-week, respectively, periods then ended, audited by Goldstein Golub Kessler & Company, P.C., independent certified public accountants.

ROLLER BEARING COMPANY OF AMERICA, INC.
AND SUBSIDIARIES

CONSOLIDATED FINANCIAL STATEMENTS
(with supplementary Information)

NOVEMBER 3, 1990

                                                   [LOGO]
                                                   GOLDSTEIN
                                                   GOLUB
                                                   KESSLER
                                                   & COMPANY PC

                                                   CERTIFIED PUBLIC ACCOUNTANTS
                                                   MEMBER OF GMN INTERNATIONAL

            ROLLER BEARING COMPANY OF AMERICA, INC. AND SUBSIDIARIES

                                NOVEMBER 3, 1990

                                    CONTENTS

                                                                     Page
                                                                     ----

Independent Auditor's Report                                          1

Consolidated Financial Statement:

      Balance Sheet                                                   2

      Statement of Operations and Accumulated Deficit                 3

      Statement of Cash Flows                                         4

      Notes to Consolidated Financial Statements                    5 - 16

Supplementary Information:

      Independent Auditor's Report on Consolidated
       Supplementary Information                                     17

      Consolidated Statement of Operations Using the
       First-In, First-Out Method of Inventory Valuation             18

      Consolidated Cost of Goods Sold                                19

      Consolidated Packing, Shipping and Selling Expenses            20

      Consolidated General and Administrative Expenses               20

      Consolidating Balance Sheet                                  21 - 22

      Consolidating Statement of Operations and Retained
       Earnings (Accumulated Deficit)                                23

      Consolidating Cost of Goods Sold                               24

      Consolidating Packing, Shipping and Selling Expenses           25

      Consolidating General and Administrative Expenses              25

                            [Letterhead of GOLDSTEIN

                          INDEPENDENT AUDITOR'S REPORT

To the Board of Directors
Roller Bearing Company of America, Inc.

We have audited the accompanying consolidated balance sheets of Roller Bearing Company of America, Inc. and Subsidiaries as of November 3, 1990 and October 28, 1989, and the related consolidated statements of operations and accumulated deficit and cash flows for the fifty-three and fifty-two-week periods then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Roller Bearing Company of America, Inc. and Subsidiaries as of November 3, 1990 and October 28, 1989, and the results of their operations and their cash flows for the fifty-three and fifty-two-week periods then ended in conformity with generally accepted accounting principles.


/s/ GOLDSTEIN GOLUB KESSLER & COMPANY, P.C.
GOLDSTEIN GOLUB KESSLER & COMPANY, P.C.

December 21, 1990,
  except for Note 11, as to
  which the date is May 3, 1991

             ROLLER BEARING COMPANY OF AMERICA INC. AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEET

                                                                            November 3,    October 28,
                                                                               1990           1989
                                                                           ------------   ------------
                                 ASSETS (Note 5)
Current Assets:
 Cash (Note 1)                                                             $    105,000
 Accounts receivable, less allowance for doubtful
  accounts of $41,000 and $31,000, respectively                               7,987,000   $  5,320,000
 Inventories (Notes 2 and 3)                                                 12,389,000      8,417,000
 Prepaid Expenses and other current assets (Note 11)                          1,133,000        104,000
                                                                           ------------   ------------
    Total current assets                                                     21,614,000     13,841,000

Property, Plant and Equipment, less accumulated
 depreciation of $4,020,000 and $2,214,000,
 respectively (Notes 2 and 4)                                                19,190,000     10,576,000
Other Assets (Note 11)                                                          787,000        484,000
                                                                           ------------   ------------

         Total Assets                                                      $ 41,591,000   $ 24,901,000
                                                                           ============   ============


                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
   Accounts payable                                                        $  5,294,000   $  3,781,000
   Loan payable (Note 5)                                                     10,982,000      8,192,000
   Current portion of long-term debt (Note 5)                                 2,271,000        679,000
   Accrued expenses and other current liabilities                             1,698,000      1,178,000
   Due to seller (Notes 1 and 5)                                                562,000
   Obligation for postretirement benefits,
    current portion (Note 9)                                                     27,000         23,000
                                                                           ------------   ------------
     Total current liabilities                                               20,834,000     13,853,000

Long-term Debt, net of current portion (Note 5)                              12,955,000      3,979,000

Subordinated Long-term Debt (Note 6)                                          4,929,000      3,934,000

Obligation for Postretirement Benefits, net of current portion (Note 9)       1,311,000      1,338,000

Deferred Income Taxes Payable (Note 12)                                         246,000        246,000
                                                                           ------------   ------------
     Total liabilities                                                       40,275,000     23,350,000
                                                                           ------------   ------------

Commitments and Contingency (Notes 5, 7, 8, 10 and 13)

Stockholders' Equity (Note 6):
   Series A, nonvoting preferred stock - par value $.01; authorized 4,000 shares, issued and outstanding 945 shares with a redemption value of
    $472,500 (Note 10)                                                               10             10
   Class A, voting common stock - par value $.01;
    authorized 3,000 shares, issued and outstanding
    1,835 shares                                                                     18             18
   Class B, nonvoting Common stock - par value $.01;
    authorized 3,000 shares, issued and outstanding
   220 shares                                                                         2              2
   Additional paid-in capital, including $90,000 and
    $70,000 attributable to warrants, respectively                            1,589,970      1,569,970
   Accumulated deficit                                                         (274,000)       (19,000)
                                                                           ------------   ------------
      Stockholders' equity                                                    1,316,000      1,551,000
                                                                           ------------   ------------

      Total Liabilities and Stockholders' Equity                           $ 41,591,000   $ 24,901,000
                                                                           ============   ============


                 See Notes to Consolidated Financial Statements

            ROLLER BEARING COMPANY OF AMERICA, INC. AND SUBSIDIARIES

          CONSOLIDATED STATEMENT OF OPERATIONS AND ACCUMULATED DEFICIT

                                                  For the             For the
                                                Fifty-three-         Fifty-two
                                                Week Period         Week Period
                                                   Ended               Ended
                                                November 3,         October 28,
                                                    1990                1989
                                                ------------       ------------

Net sales                                       $ 43,031,000       $ 37,160,000

Cost of goods sold                                32,274,000         25,416,000
                                                ------------       ------------

Gross profit                                      10,757,000         11,744,000
                                                ------------       ------------

Operating expenses:
    Packing, shipping and selling                  2,391,000          2,293,000
    General and administrative                     5,620,000          4,925,000
    Management fee (Note 11)                         271,000            150,000
                                                ------------       ------------
                                                   8,282,000          7,368,000
                                                ------------       ------------

Income from operations                             2,475,000          4,376,000
                                                ------------       ------------

Interest expense, net of interest
 income of $59,000 in 1990 (Note 11)               2,643,000          2,264,000
                                                ------------       ------------

Income (loss) before provision for income
 taxes and extraordinary item                       (168,000)         2,112,000

Provision for income taxes (Note 12)                  87,000            854,000
                                                ------------       ------------

Income (loss) before extraordinary item             (255,000)         1,258,000

Extraordinary item - income tax benefits
 arising from utilization of net
 operating loss carryforwards                                           265,000
                                                ------------       ------------
Net income (loss)                                   (255,000)         1,523,000

Accumulated deficit at beginning
 of period                                           (19,000)        (1,542,000)
                                                ------------       ------------

Accumulated deficit at end of period            $   (274,000)      $    (19,000)
                                                ============       ============

                 See Notes to Consolidated Financial Statements

            ROLLER BEARING COMPANY OF AMERICA, INC. AND SUBSIDIARIES

                      CONSOLIDATED STATEMENT OF CASH FLOWS

                                                              For the            For the
                                                            Fifty-three-        Fifty-two
                                                            Week Period        Week Period
                                                               Ended              Ended
                                                            November 3,        October 28,
                                                                1990               1989
                                                            ------------       -----------
Cash flows from operating activities:
    Net income (loss)                                       $   (255,000)      $ 1,523,000
    Adjustments to reconcile net income (loss) to net
    cash provided by (used in) operating activities:
       Depreciation                                            1,806,000         1,217,000
       Gain on sale of property and equipment                                      (38,000)
       Amortization of subordinated debt discount                 15,000             4,000
       Provision for losses on accounts receivable                10,000
       Provision for deferred income taxes                                         246,000
       Changes in operating assets and liabilities
        net of acquisition:
         Increase in accounts receivable                      (1,341,000)         (744,000)
         Increase in inventories                                (808,000)       (1,488,000)
         Increase in prepaid expenses and other
          current assets                                      (1,029,000)           (8,000)
         Increase in other assets                               (303,000)         (484,000)
         Increase in accounts payable                            818,000         1,362,000
         Increase (decrease) in accrued expenses and
          other current liabilities                             (280,000)          399,000
                                                            ------------       -----------
             Net cash provided by (used in)
              operating activities                            (1,367,000)        1,989,000
                                                            ------------       -----------

Cash flows from investing activities:
    Purchases of property and equipment                       (3,164,000)       (3,198,000)
    Acquisition of business                                   (5,599,000)
                                                            ------------       -----------
          Cash used in investing activities                   (8,763,000)       (3,198,000)
                                                            ------------       -----------

Cash flows from financing activities:
   Net proceeds of loan payable                                2,790,000           519,000
   Proceeds from issuance of subordinated
    long-term debt                                             1,000,000         4,200,000
   Retirement of subordinated long-term debt                                    (1,740,000)
   Proceeds from long-term debt                                7,545,000         1,277,000
   Principal payments on obligation for
    postretirement benefits                                      (23,000)          (21,000)
   Principal payments of long-term debt                       (1,077,000)       (3,026,000)
                                                            ------------       -----------
             Net cash provided by financing activities        10,235,000         1,209,000
                                                            ------------       -----------

   Net increase in cash and cash at end of period           $    105,000             $ -0-
                                                            ============       ===========

                 See Notes to Consolidated Financial Statements

            ROLLER BEARING COMPANY OF AMERICA, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                NOVEMBER 3, 1990

Note 1 - Acquisitions:

      On June 29, 1990, ITI Acquisition, Inc. (the "Purchaser"), a newly formed and inactive corporation whose name has been changed to Industrial Tectonics Bearings Corporation ("ITB") and a wholly owned subsidiary of Roller Bearing Company of America, Inc. ("RBC"), entered into an asset purchase agreement (the "Agreement") to acquire certain assets and assume certain liabilities of the Bearing Division of Industrial Tectonics, Inc. (the "Seller"). The cost of the acquisition under the Agreement amounted to approximately $10,361,000 (including $100,000 held in escrow to cover ITB's liability for environmental matters, as defined in the Agreement) plus approximately $800,000 of acquisition costs. The transaction has been accounted for as a purchase using the acquisition date of July 16, 1990 (date of closing). The excess of the purchase price over the book value of net assets acquired amounted to approximately $1,023,000, which amount has been allocated to property, plant and equipment.

      This transaction was financed with a $5,000,000 term loan from a bank and a $4,100,000 promissory note to the Seller (see Note 5).

      On October 27, 1989, RBC Fineblanking, Inc. ("RBCF"), a newly formed Connecticut corporation (incorporated on October 25, 1989), acquired certain property and equipment of Mitral Corporation. The cost of the acquired assets amounted to approximately $675,000. The transaction was accounted for as a purchase.

      The consolidated statement of operations and accumulated deficit includes the operating results of RBCF for the fifty-three-week period ended November 3, 1990 and of ITB from the date of closing.

Note 2 - Principal Business  Activity  and  Significant  Accounting Policies:

      Principles of Consolidation:

      The accompanying consolidated financial statements include the accounts of RBC and its wholly owned subsidiaries ITB and RBCF (collectively referred to as the "Company"). All material intercompany accounts and transactions have been eliminated in consolidation.

             ROLLER BEARING COMPANY OF AMERICA INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                NOVEMBER 3, 1990

Note 2 - Principal Business Activity and Significant Accounting Policies (continued):

      Principal Business Activity:

      The Company is engaged in the manufacture and sale of roller bearing components and assembled parts, and in the design, manufacture and sale of high-precision roller and ball bearings.

      Fiscal Year:

      The Company reports its operations based on a fifty-two or fifty-three-week period ending on the Saturday closest to October 31.

      Inventories:

      Inventories are stated at the lower of cost, determined by the last-in, first-out ("LIFO") method, or market. (See Note 3 for the effect on the financial statements.)

      Revenue Recognition:

      Sales are recorded when products are shipped. For sales under fixed-price contracts a provision for anticipated losses is made in the period in which they first become determinable.

      Depreciation:

      Depreciation of property, plant and equipment is being provided for by the straight-line method over the estimated useful lives of the respective assets.

      Income Taxes:

      The Company files a consolidated federal income tax return.

      Deferred income taxes represent the tax effect of timing differences for financial reporting and income tax purposes. The principal timing differences relate to the use of accelerated depreciation methods in connection with the preparation of the Company's income tax returns and depreciation provided for in accordance with the Company's depreciation policy for financial statement purposes (see Note 12).

            ROLLER BEARING COMPANY OF AMERICA, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                NOVEMBER 3, 1990

Note 3 - Inventories:

      The components of inventories on a first-in, first-out basis ("FIFO") are as follows:

                                                 November 3,         October 28,
                                                    1990                 1989
                                                 -----------          ----------

        Raw materials                            $ 1,786,000          $1,780,000
        Work-in-process                            5,628,000           1,548,000
        Finished goods                             8,128,000           5,966,000
                                                 -----------          ----------
                                                  15,542,000           9,294,000
        Less adjustment to reduce
        inventories to LIFO                        2,178,000             877,000
                                                 -----------          ----------
                                                  13,364,000           8,417,000
        Less progress billings                       975,000
                                                 -----------          ----------
                                                 $12,389,000          $8,417,000
                                                 ===========          ==========

      For inventory which will eventually be resold to the United States government, on which the Company has received progress payments, the United States has a security interest in certain assets, as defined in each purchase order, relating to this inventory.

      The Company uses the LIFO method of determining the cost of its inventories. The Company believes the LIFO method will reduce the effect of future inflationary cost increases in inventories and thus match current costs with current revenue.

      If inventories were valued using the FIFO method, inventories would have been $2,178,000 and $877,000 higher at November 3, 1990 and October 28, 1989, respectively, and net income would have been $989,000 and $71,000 higher for the periods then ended, respectively.

      At November 3, 1990 and October 28, 1989, the accounting basis of LIFO inventories was higher than the tax basis by approximately $862,000 and $560,000, respectively, as a result of applying the provisions of Accounting Principles Board Opinion No. 16.

            ROLLER BEARING COMPANY OF AMERICA, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                NOVEMBER 3, 1990

Note 4 - Property, Plant and Equipment:

      Property, plant and equipment, which is stated at cost, consists of the following:

                         November 3,       October 26,       Depreciation
                            1990             1989               Period
                         -----------      -----------        ------------

Land                     $ 2,772,000      $   408,000
Building and
 improvements              4,268,000        1,987,000         30 years
Machinery and
 equipment                15,741,000       10,080,000          7 years
Computer and office
 equipment                   429,000          315,000          7 years
                         -----------      -----------
                         $23,210,000      $12,790,000
                         ===========      ===========

      Machinery and equipment includes assets acquired under capital leases in the aggregate amount of $1,201,000 net of accumulated depreciation of $191,000 at November 3, 1990.

Note 5 - Loan Payable and Long-term Debt:

      The Company has a credit facility agreement, which was amended on July 16, 1990, which provides for borrowings under term loans, capital expenditure advances and a revolving credit agreement, not to exceed $24,000,000 with interest on all borrowings calculated at 1-1/2% - 2-1/2% per annum above the lender's base rate. Under the revolving credit agreement, the Company borrowed $10,982,000 and $8,192,000 at November 3, 1990 and October 28, 1989,
respectively, which is reflected as loan payable on the accompanying consolidated balance sheet.

            ROLLER BEARING COMPANY OF AMERICA, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                NOVEMBER 3, 1990

Note 5 - Loans Payable and Long-term Debt (continued):

      Long-term debt consists of the following:

                                                   November 3,       October 28,
                                                      1990               1989
                                                   -----------        ----------

Term loan (i)                                      $ 2,721,000        $3,435,000
Term loan (ii)                                       4,923,000
Capital expenditure advances (iii)                   2,341,000           506,000
Obligations under capital leases (iv)                  999,000           690,000
Note payable - seller (v)                            4,100,000
Due to related party (see Note 11)                     242,000
Other                                                                     27,000
                                                   -----------        ----------
                                                    15,226,000         4,658,000
Less current portion                                 2,271,000           679,000
                                                   -----------        ----------
                                                   $12,955,000        $3,979,000
                                                   ===========        ==========

      (i) This term loan is payable in quarterly installments of $195,000, and commencing January 31, 1992, $320,000, with a final payment due in October 1992 of $1,020,000. This loan bears interest at 1-1/2% above the bank's base rate.

      (ii) This term loan is payable in quarterly installments of $177,500 with a final payment due in October 1992 of $3,580,000. This loan bears interest at 2-1/2% above the bank's base rate.

      (iii) The amended credit facility provides for capital expenditure advances not to exceed $3,400,000. The agreement provides that the aggregate principal amount advanced through April 30, 1991 will be payable in 23 monthly installments, as defined, with a final installment for the remaining principal balance due on October 31, 1992. This loan bears interest at 1-1/2% above the bank's base rate.

      (iv) The Company has acquired certain equipment under leases which have been accounted for as capital leases. These items are included in property, plant and equipment in the accompanying balance sheet. The minimum lease payments have been capitalized using interest rates ranging from 12-1/2% to 15-1/2%. The balance is shown net of deferred interest of $274,000 and $163,000, respectively.

      (v) The note payable - seller is payable on July 16, 1995, with interest payable semiannually commencing January 16, 1991. This subordinated loan bears interest at the rate of 6% per annum for the period from July 16, 1990 to July 15, 1991, 9% per annum for the period from July 16, 1991 to July 15, 1992 and 12% per annum thereafter.

            ROLLER BEARING COMPANY OF AMERICA, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                NOVEMBER 3, 1990

Note 5 - Loans Payable and Long-term Debt (continued):

      Aggregate maturities of long-term debt are as follows:

                          Fiscal year ending in

                                  1991                $ 2,271,000
                                  1992                  8,313,000
                                  1993                    251,000
                                  1994                    268,000
                                  1995                  4,123,000
                                                      -----------

                                                      $15,226,000
                                                      ===========

      Borrowings under the credit facility are collateralized by substantially all of the assets and the capital stock of the Company.

      The credit facility, as amended, contains covenants that require maintenance of certain amounts of working capital, tangible net worth and earnings. It also restricts capital expenditures and requires maintenance of certain ratios.

      In addition, the Company is required to pay a contingency fee to the lender. The fee is 1/2% of net sales for each year through 1990 in which net sales do not exceed $30,000,000 and gross profit, adjusted for certain depreciation and fringe benefits, does not exceed $11,700,000. At November 3, 1990 and October 28, 1989, no fee was recorded as the Company exceeded the above requirements.

      Interest paid amounted to approximately $2,600,000 and $2,343,000 for the periods ended November 3, 1990 and October 28, 1989, respectively.

Note 6 - Subordinated Long-term Debt:

      On August 14, 1989, the Company borrowed $4,000,000 through the issuance of subordinated long-term debt from two entities, one of which is a related party. On July 16, 1990, the Company borrowed an additional $1,000,000 from these entities under the same terms. This debt bears interest at the rate of 14% per annum. Interest is payable semiannually, with the principal payable on August 14, 1994. At November 3, 1990, $1,645,000 was owed to the related party. For the fifty-three-week period ended November 3, 1990, interest on the loan from the related party amounted to approximately $199,000.

            ROLLER BEARING COMPANY OF AMERICA, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                NOVEMBER 3, 1990

Note 6 -.Subordinated Long-term Debt (continued):

      The Company issued common stock purchase warrants in connection with the subordinated long-term debt. The warrants entitle the holders to purchase, in the aggregate, 107.2 shares of Class A common stock at an exercise price of $.01 per share. Such shares have been reserved for issuance. The warrants expire on August 14, 1994 and contain antidilutive provisions. As of November 3, 1990, these warrants have not been exercised.

Note 7 - Commitments:

      The Company leases factory facilities under a noncancelable operating lease, which expires in October 1991, for $250,000 per annum. The lease is renewable thereafter, at the option of the Company, for up to two successive one-year terms at a maximum rental of $250,000 per annum. The Company is responsible for the payment of real estate taxes and certain operating costs in connection with this lease.

      The Company entered into a noncancelable operating lease on November 1, 1990 for office facilities, which expires in October 1995, for approximately $175,000 per annum. The lease is renewable thereafter, at the option of the Company, for an additional five-year term. The lease is subject to escalation based upon increases in the Consumer Price Index.

      The Company also has noncancelable operating leases for warehouse facilities, transportation equipment and computer and office equipment, which expire at various dates through October 30, 1993.

      The aggregate future minimum rental commitments under these leases are as follows:

            Fiscal year ending in

                    1991                            $  619,000
                    1992                               258,000
                    1993                               198,000
                    1994                               175,000
                    1995                               175,000
                                                    ----------

                                                    $1,425,000
                                                    ==========

            ROLLER BEARING COMPANY OF AMERICA, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                NOVEMBER 3, 1990

Note 7 - Commitments (continued):

      Rent expense charged to operations amounted to approximately $641,000 and $543,000 for the periods ended November 3, 1990 and October 28, 1989, respectively.

Note 8 - Pension Plans:

      In 1987, the Company assumed two noncontributory defined benefit pension plans covering union employees in its West Trenton, New Jersey, division ("Union Plan") and all employees in its Hartsville, South Carolina, division ("Hartsville Plan"). During the period ended October 28, 1989, the Company authorized the termination and the distribution of all the assets of the Hartsville Plan. The termination amount was approximately $70,000 and is recorded in the accompanying consolidated statement of operations and accumulated deficit. The Company was obligated to make termination payments to the plan and participants may be eligible for continuation of benefits under insurance provided by the Pension Benefit Guaranty Corporation (a U.S. government agency).

      The Company annually contributed to the Union Plan an amount that is actuarially determined to provide the plan with sufficient assets to meet future benefit payment requirements. Plan assets are comprised primarily of U.S. government securities and corporate bonds. The plan provides benefits of stated amounts based on an employee's years of service.

      Pension expense for this plan is comprised of the following:

For the Period Ended
                                                 November 3,         October 28,
                                                    1990                1989
                                                  ---------          ---------

Service cost benefits earned
 during the period                                $  78,000          $  82,000
Interest cost                                       309,000            317,000
Actual return on plan assets                       (342,000)          (364,000)
Net amortization and deferrals                       (6,000)            (9,000)
                                                  ---------          ---------

      Total pension expense                       $  39,000          $  26,000
                                                  =========          =========

            ROLLER BEARING COMPANY OF AMERICA, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                NOVEMBER 3, 1990

Note 8 - Pension Plans (continued):

      The funded status of the Union Plan is as follows:

                                                 November 3,        October 28,
                                                    1990               1989
                                                 -----------        -----------

Plan assets                                      $ 3,968,000        $ 3,993,000
Actuarial present value of projected
 benefit obligation                                4,191,000          4,001,000
                                                 -----------        -----------
Plan assets less than projected
 benefit obligation                                 (223,000)            (8,000)
Unrecognized net loss                                 38,000             35,000
Unrecognized prior service cost                      325,000            228,000
Unrecognized net asset at transition -
 amortized over a minimum of 15 years               (230,000)          (249,000)
                                                 -----------        -----------

Prepaid (accrued) pension expense                $   (90,000)       $     6,000
                                                 ===========        ===========

      The assumptions used in determining pension expense and funded status information were as follows:

                      Discount rate                   8%
                      Expected long-term rate of
                       return on assets               9%

      Certain officers of the Company are the trustees of the plans.

      Additionally, the Company has established salary reduction plans under
Section 401(k) of the Internal Revenue Code for all of its employees not covered by a collective bargaining agreement. The plans are funded by participants through employee contributions and by Company contributions equal to a percentage of eligible employees' compensation. The Company contributions charged to operations amounted to approximately $235,000 and $181,000 for the periods ended November 3, 1990 and October 28, 1989, respectively.

Note 9 - Postretirement Health Care and Life Insurance Benefits:

      In addition to providing pension benefits, the Company provides certain health care and life insurance benefits for substantially all former employees who retired after attaining specified age and service requirements. At October 30, 1987, the

            ROLLER BEARING COMPANY OF AMERICA, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                NOVEMBER 3, 1990

Note 9 - Postretirement Health Care and Life Insurance Benefits (continued):

Company recorded the actuarially computed present value of the future benefits payable to present retirees, which was estimated at June 30, 1987 (the latest valuation date) to be $1,400,000. Accrued costs are funded annually and were $23,000 and $21,000 for the periods ended November, 3, 1990 and October 28, 1989, respectively. Any liability for future retirees cannot presently be determined.

Note 10 - Series A Preferred Stock:

      There are 4,000 shares of $.01 par value Series A preferred stock authorized, with 945 shares issued for $500 per share. These shares have no voting privileges and, with respect to dividends, are cumulative at the rate of $67.50 per share per annum. No dividends were paid during the periods ended November 3, 1990 and October 28, 1989. Dividends in the amount of $191,363 are in arrears at November 3, 1990. In the event of liquidation, the holders of each share of Series A preferred stock shall be entitled to receive $500 per share, plus any unpaid dividends. Additionally, the Company may, at any time, redeem the whole or any part of the preferred stock in the amount of $500 per share together with any unpaid dividends on such shares subject to restrictions contained in the credit facility agreement.

Note 11 - Related Party Transactions:

      In connection with the acquisition of ITB described in Note 1, the Company paid approximately $160,000 of acquisition costs to certain stockholders and a company affiliated with certain other stockholders.

      Additionally, the Company entered into an arrangement whereby a company affiliated with certain stockholders will provide management services to the Company for a fee of $325,000 per annum. At November 3, 1990, $242,000 is owed to this affiliated company, which amount is payable on November 1, 1991. Accordingly, this amount is included in long-term debt (see Note 5).

      Prepaid expenses and other current assets and other assets include approximately $300,000 and $572,000, respectively, including accrued interest of $59,000 due from an officer/

            ROLLER BEARING COMPANY OF AMERICA, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                NOVEMBER 3, 1990

Note 11 - Related Party Transactions (continued):

stockholder of the Company. Repayment terms are $50,000 per annum with a final payment of principal and accrued interest on December 26, 1994. Interest is calculated at a bank's prime rate, and is payable annually. For the period ended November 3, 1990, the Company recorded interest income of approximately $59,000. During April and May 1991, the officer/stockholder repaid the accrued interest and a portion of the principal due.

Note 12 - Provision for Income Taxes:

      The provision for income taxes consists of the following:

                                                        For the Period Ended
                                                     ---------------------------
                                                     November 3,     October 28,
                                                        1990            1989
                                                     -----------     -----------

          Federal:
            Current - alternative
              minimum tax                             $ 87,000        $272,000
             Deferred                                                  246,000
             Charge in lieu of
              income taxes                                             200,000
                                                      --------        --------
                                                        87,000         718,000
          State                                                        136,000
                                                      --------        --------

                                                      $ 87,000        $854,000
                                                      ========        ========

      The Tax Reform Act of 1986 enacted an alternative minimum tax system for corporations, generally effective for taxable years beginning after December 31, 1986. The alternative minimum tax is imposed at a 20% rate on the corporation's alternative minimum taxable income, which is determined by making statutory adjustments to the corporation's regular taxable income. For the periods ended November 3, 1990 and October 28, 1989, $87,000 and $272,000, respectively, of income taxes currently payable are calculated pursuant to the alternative minimum tax. This amount will be carried forward and allowed as a credit against regular income tax in the event the regular income tax exceeds the alternative minimum tax in future years.

      For financial reporting purposes for the period ended October 28, 1989, the income tax benefits attributable to the utilization of net operating losses has been reflected as an extraordinary item.

            ROLLER BEARING COMPANY OF AMERICA, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                NOVEMBER 3, 1990

Note 12 - Provision for Income Taxes (continued):

      The Company paid income taxes in the amount of $186,000 and $512,300 during the periods ended November 3, 1990 and October 28, 1989, respectively.

      At November 3, 1990, the Company has approximately $1,250,000 of net operating loss carryforwards available for regular income tax purposes to offset future taxable income through 2005.

Note 13 - Litigation:

      The Company is a defendant in litigation incidental to its operations. Based on the opinion of management, resolution of this litigation will not have a material impact on the financial position of the Company.

[LOGO]

                         INDEPENDENT AUDITOR'S REPORT ON
                     CONSOLIDATED SUPPLEMENTARY INFORMATION

To the Board of Directors
Roller Bearing Company of America, Inc.

We have audited the basic consolidated financial statements of Roller Bearing Company of America, Inc. and Subsidiaries for the fifty-three and fifty-two-week periods ended November 3, 1990 and October 28, 1989, respectively, and those statements, together with our opinion thereon, are presented in the preceding section of this report. Our audits were made primarily for the purpose of formulating an opinion on those financial statements. The consolidated supplementary information, as listed in the table of contents, is the responsibility of management and, although not considered necessary for a fair presentation of financial position, results of operations and cash flows, is presented for additional analysis and has been subjected to the auditing procedures applied in the audits of the basic financial statements. In our opinion, the consolidated supplementary information is fairly stated, in all material respects, in relation to the basic consolidated financial statements taken as a whole.


/s/ GOLDSTEIN GOLUB KESSLER & COMPANY, P.C.

GOLDSTEIN GOLUB KESSLER & COMPANY, P.C.

December 21, 1990,
 except for Note 11, as to
 which the date is May 3, 1991

             ROLLER BEARING COMPANY OF AMERICA INC. AND SUBSIDIARIES

                 CONSOLIDATED STATEMENT OF OPERATIONS USING THE
                FIRST-IN, FIRST-OUT METHOD OF INVENTORY VALUATION

                                                    For the            For the
                                                  Fifty-three-       Fifty-two-
                                                  Week Period        Week Period
                                                     Ended              Ended
                                                   November 3,       October 28,
                                                     1990(1)            1989
                                                  -----------        -----------

Net sales                                         $43,031,000        $37,160,000

Cost of goods sold                                 30,973,000         25,313,000
                                                  -----------        -----------

Gross profit                                       12,058,000         11,847,000

Operating expenses:
    Packing, shipping and selling                   2,391,000          2,293,000
    General and administrative                      5,620,000          4,925,000
    Management fee                                    271,000            150,000
                                                  -----------        -----------
                                                    8,282,000          7,368,000
                                                  -----------        -----------

Income from operations                              3,776,000          4,479,000
                                                  -----------        -----------

Interest expense, net of interest
    income of $59,000                               2,643,000          2,264,000
                                                  -----------        -----------

Income before provision for income
   taxes                                          $ 1,133,000        $ 2,215,000
                                                  ===========        ===========

      (1) Includes the operating results of RBCF for the fifty-three weeks ended November 3, 1990 and the operating results of ITB for the period from July 16, 1990 to November 3, 1990.

                 See Notes to Consolidated Financial Statements

            ROLLER BEARING COMPANY OF AMERICA, INC. AND SUBSIDIARIES

                     CONSOLIDATED SUPPLEMENTARY INFORMATION

                                                   For the             For the
                                                 Fifty-three-        Fifty-two-
                                                 Week Period         Week Period
                                                    Ended               Ended
                                                  November 3,        October 28,
                                                    1990(1)             1989
                                                 -----------         -----------
Cost of goods sold:
     Beginning inventory                         $ 8,417,000         $ 6,929,000
     Raw material purchases                        6,899,000           6,062,000
     Inventory acquired                            4,557,000
     Labor                                        10,123,000           8,063,000
     Fringe benefits                               2,856,000           2,039,000
     Parts purchased                               1,939,000           2,525,000
     Supplies                                      2,623,000           1,845,000
     Subcontracting                                2,103,000           2,324,000
     Repairs                                         991,000             560,000
     Freight-in                                      337,000             176,000
     Miscellaneous                                   238,000             116,000
     Property taxes                                  172,000             174,000
     Fixed expenses:
       Depreciation                                1,806,000           1,217,000
       Utilities                                   1,233,000             978,000
       Salaries                                      913,000             493,000
       Rent                                          431,000             332,000
                                                 -----------         -----------
                                                  45,638,000          33,833,000
     Less ending inventory                        13,364,000           8,417,000
                                                 -----------         -----------

           Cost of goods sold                    $32,274,000         $25,416,000
                                                 ===========         ===========

      (1) Includes the operating results of RBCF for the fifty-three weeks ended November 3, 1990 and the operating results of ITB for the period from July 16, 1990 to November 3, 1990.

                 See Notes to Consolidated Financial Statements

            ROLLER BEARING COMPANY OF AMERICA, INC. AND SUBSIDIARIES

                     CONSOLIDATED SUPPLEMENTARY INFORMATION

                                                      For the          For the
                                                    Fifty-three-     Fifty-two-
                                                    Week Period      Week Period
                                                       Ended            Ended
                                                     November 3,     October 28,
                                                       1990(1)          1989
                                                    -----------      -----------
Packing, shipping and selling expenses:
    Salaries                                        $1,176,000        $1,023,000
    Fringe benefits                                    120,000           100,000
    Office and packing supplies                        278,000           411,000
    Freight on sales                                   222,000           226,000
    Commissions                                         97,000           176,000
    Telephone                                           44,000            86,000
    Travel and entertainment                           251,000           127,000
    Advertising                                        110,000            61,000
    Rent                                                34,000            62,000
    Miscellaneous                                       59,000            21,000
                                                    ----------        ----------

                                                    $2,391,000        $2,293,000
                                                    ==========        ==========

General and administrative expenses:
    Salaries                                        $2,447,000        $2,114,000
    Fringe benefits                                    918,000           770,000
    Insurance                                          460,000           572,000
    Professional fees                                  521,000           325,000
    Temporary help and hiring                            7,000            18,000
    Travel and entertainment                           311,000           285,000
    Miscellaneous                                      235,000           259,000
    Rentals                                            176,000           149,000
    Supplies                                           150,000           184,000
    Directors' fees                                     22,000            15,000
    Relocation costs                                   136,000            71,000
    Telephone                                          165,000           109,000
    Repairs and maintenance                             61,000            33,000
    Dues and subscriptions                               1,000            21,000
    Bad debt expense                                    10,000
                                                    ----------        ----------

                                                    $5,620,000        $4,925,000
                                                    ==========        ==========

      (1) Includes the operating results of RBCF for the fifty-three weeks ended November 3, 1990 and the operating results of ITB for the period from July 16, 1990 to November 3, 1990.

                 See Notes to Consolidated Financial Statements

            ROLLER BEARING COMPANY OF AMERICA INC. AND SUBSIDIARIES

                            SUPPLEMENTARY INFORMATION

                           CONSOLIDATING BALANCE SHEET

                                NOVEMBER 3, 1990

                                             Roller
                                             Bearing
                                            Company of                             Roller             RBC          Industrial
                                             America,                              Bearing            Fine-        Tectonics
                                             Inc. and                             Company of        blanking,       Bearings
                                           Subsidiaries       Eliminations       America. Inc.        Inc.        Corporation
                                           ------------       ------------       ------------     ------------    ------------
                       ASSETS

Current Assets:
   Cash                                    $    105,000                                           $      1,000    $    104,000
   Accounts receivable - net                  7,987,000       $    (70,000)      $  5,648,000          123,000       2,286,000
   Inventories                               12,389,000                             9,062,000          113,000       3,214,000
   Prepaid expenses and other current
    assets                                    1,133,000                             1,071,000                           62,000
   Due from subsidiaries                                        (1,837,000)         1,837,000
                                           ------------       ------------       ------------     ------------    ------------
     Total current assets                    21,614,000         (1,907,000)        17,618,000          237,000       5,666,000

Property, Plant and Equipment - net          19,190,000                            11,185,000          858,000       7,147,000

Investment in Subsidiaries                                      (1,001,000)         1,001,000

Other Assets                                    787,000                               773,000           14,000
                                           ------------       ------------       ------------     ------------    ------------

     Total Assets                          $ 41,591,000       $  2,908,000)      $ 30,577,000     $  1,109,000    $ 12,813,000
                                           ============       ============       ============     ============    ============

                 See Notes to Consolidated Financial Statements

             ROLLER BEARING COMPANY OF AMERICA INC. AND SUBSIDIARIES

                            SUPPLEMENTARY INFORMATION

                           CONSOLIDATING BALANCE SHEET

                                   (continued)

                                NOVEMBER 3, 1990

                                             Roller
                                             Bearing
                                            Company of                             Roller             RBC          Industrial
                                             America,                              Bearing            Fine-        Tectonics
                                             Inc. and                             Company of        blanking,       Bearings
                                           Subsidiaries       Eliminations       America. Inc.        Inc.        Corporation
                                           ------------       ------------       ------------     ------------    ------------

              LIABILITIES AND
            STOCKHOLDERS' EQUITY

Current Liabilities:
   Accounts payable                        $  5,294,000       $    (70,000)      $  4,577,000     $     24,000    $    763,000
   Loan payable                              10,982,000                            10,982,000
   Current portion of long-term debt          2,271,000                             1,561,000                          710,000
   Accrued expenses and other current
    liabilities                               1,698,000                             1,065,000           25,000         608,000
   Due to seller                                562,000                                                                562,000
   Obligation for postretirement
   benefits - current portion                    27,000                                27,000
   Due to parent                                                (1,837,000)                          1,060,000         777,000
                                           ------------       ------------       ------------     ------------    ------------
         Total current liabilities           20,834,000         (1,907,000)        18,212,000        1,109,000       3,420,000


Long-term Debt - net                         12,955,000                             4,742,000                        8,213,000

Subordinated Long-term Debt                   4,929,000                             4,929,000

Obligation for Postretirement
  Benefits - net                              1,311,000                             1,311,000

Deferred Income Taxes Payable                   246,000                               246,000
                                           ------------       ------------       ------------     ------------    ------------
         Total liabilities                   40,275,000         (1,907,000)        29,440,000        1,109,000      11,633,000
                                           ------------       ------------       ------------     ------------    ------------

Stockholders' Equity:
    Preferred stock                                  10                                    10
    Common stock                                     20             (1,001)                20            1,000               1
    Additional paid-in capital                1,589,970           (999,999)         1,589,970                          999,999
    Retained earnings (accumilated deficit)    (274,000)                             (453,000)          (1,000)        180,000
                                           ------------       ------------       ------------     ------------    ------------
      Stockholders' equity                    1,316,000         (1,001,000)         1,137,000            - 0 -       1,180,000
                                           ------------       ------------       ------------     ------------    ------------
          Total Liabilities and
         Stockholders' Equity              $ 41,591,000       $ (2,908,000)      $ 30,577,000     $  1,109,000    $ 12,813,000
                                           ============       ============       ============     ============    ============

                 See Notes to Consolidated Financial Statements

            ROLLER BEARING COMPANY OF AMERICA, INC. AND SUBSIDIARIES

                            SUPPLEMENTARY INFORMATION

               CONSOLIDATING STATEMENT OF OPERATIONS AND RETAINED
                         EARNINGS (ACCUMULATED DEFICIT)

             FOR THE FIFTY-THREE-WEEK PERIOD ENDED NOVEMBER 3, 1990

                                             Roller
                                             Bearing
                                            Company of                             Roller             RBC          Industrial
                                             America,                              Bearing            Fine-        Tectonics
                                             Inc. and                             Company of        blanking,       Bearings
                                           Subsidiaries       Eliminations       America. Inc.        Inc.        Corporation
                                           ------------       ------------       ------------     ------------    ------------
Net sales                                  $ 43,031,000       $   (350,000)      $ 38,358,000     $  1,215,000    $  3,808,000

Cost of goods sold                           32,274,000           (350,000)        28,751,000        1,115,000       2,758,000
                                           ------------       ------------       ------------     ------------    ------------

Gross profit                                 10,757,000                             9,607,000          100,000       1,050,000
                                           ------------                          ------------     ------------    ------------
Operating expenses:
   Packing, shipping and selling              2,391,000                             2,308,000           11,000          72,000
   General and administrative                 5,620,000                             5,182,000                          438,000
   Management fee                               271,000                               271,000
                                           ------------                          ------------     ------------    ------------
                                              8,282,000                             7,761,000           11,000         510,000
                                           ------------                          ------------     ------------    ------------

Income from operations                        2,475,000                             1,846,000           89,000         540,000

Interest expense, net                         2,643,000                             2,299,000           81,000         263,000
                                           ------------                          ------------     ------------    ------------

Income (loss) before provision for
   income taxes                                (168,000)                             (453,000)           8,000         277,000

Provision (benefit) for income taxes             87,000                               (19,000)           9,000          97,000
                                           ------------                          ------------     ------------    ------------

Net income (loss)                              (255,000)                             (434,000)          (1,000)        180,000

Accumulated deficit at beginning
 of period                                      (19,000)                              (19,000)
                                           ------------       ------------       ------------     ------------    ------------
Retained earnings (accumulated deficit)
 at end of period                          $   (274,000)              $-0-       $   (453,000)    $     (1,000)   $    180,000
                                           ============       ============       ============     ============    ============

                 See Notes to Consolidated Financial Statements

            ROLLER BEARING COMPANY OF AMERICA, INC. AND SUBSIDIARIES

                            SUPPLEMENTARY INFORMATION

                        CONSOLIDATING COST OF GOODS SOLD

             FOR THE FIFTY-THREE-WEEK PERIOD ENDED NOVEMBER 3, 1990

                                             Roller
                                             Bearing
                                            Company of                             Roller             RBC          Industrial
                                             America,                              Bearing            Fine-        Tectonics
                                             Inc. and                             Company of        blanking,       Bearings
                                           Subsidiaries       Eliminations       America. Inc.        Inc.        Corporation
                                           ------------       ------------       ------------     ------------    ------------

Beginning inventory                        $  8,417,000                          $  8,417,000
Raw material purchases                        6,899,000                             5,996,000     $    268,000    $    635,000
Inventory acquired                            4,557,000                                                              4,557,000
Labor                                        10,123,000                             8,869,000          396,000         858,000
Fringe benefits                               2,856,000                             2,494,000           59,000         303,000
Parts purchased                               1,939,000                             1,939,000
Supplies                                      2,623,000                             2,471,000           79,000          73,000
Subcontracting                                2,103,000       $   (350,000)         2,371,000           82,000
Repairs                                         991,000                               867,000           46,000          78,000
Freight-in                                      337,000                               337,000
Miscellaneous                                   238,000                                87,000           53,000          98,000
Property taxes                                  172,000                               172,000

Fixed expenses:
    Depreciation                              1,806,000
                                                                                    1,502,000         136,000         168,000
    Utilities                                 1,233,000                             1,053,000           37,000         143,000
    Salaries                                    913,000                               913,000
    Rent                                        431,000                               325,000           72,000          34,000
                                           ------------       ------------       ------------     ------------    ------------
                                             45,638,000           (350,000)        37,813,000        1,228,000       6,947,000
Less ending inventory                        13,364,000                             9,062,000          113,000       4,189,000
                                           ------------       ------------       ------------     ------------    ------------
        Cost of goods sold                 $ 32,274,000       $   (350,000)      $ 28,751,000     $  1,115,000    $  2,758,000
                                           ============       ============       ============     ============    ============

                 See Notes to Consolidated Financial Statements

             ROLLER BEARING COMPANY OF AMERICA INC, AND SUBSIDIARIES

                     CONSOLIDATING SUPPLEMENTARY INFORMATION

             FOR THE FIFTY-THREE-WEEK PERIOD ENDED NOVEMBER 3, 1990

                                             Roller
                                             Bearing
                                            Company of                             Roller             RBC          Industrial
                                             America,                              Bearing            Fine-        Tectonics
                                             Inc. and                             Company of        blanking,       Bearings
                                           Subsidiaries       Eliminations       America. Inc.        Inc.        Corporation
                                           ------------       ------------       ------------     ------------    ------------

Packing, shipping and selling expenses:
   Salaries                                $  1,176,000                          $  1,136,000                     $     40,000
   Fringe benefits                              120,000                               107,000                           13,000
   Office and packing supplies                  278,000                               274,000                            4,000
   Freight on sales                             222,000                               222,000
   Commissions                                   97,000                                88,000     $      9,000
   Telephone                                     44,000                                44,000
   Travel and entertainment                     251,000                               243,000                            8,000
   Advertising                                  110,000                               108,000            2,000
   Rent                                          34,000                                34,000
   Miscellaneous                                 59,000                                52,000                            7,000
                                           ------------                          ------------     ------------    ------------

                                           $  2,391,000                          $  2,308,000     $     11,000    $     72,000
                                           ============                          ============     ============    ============

General and administrative expenses:
    Salaries                               $  2,447,000                          $  2,359,000                     $     88,000
    Fringe benefits                             918,000                               950,000                          (32,000)
    Insurance                                   460,000                               460,000
    Professional fees                           521,000                               434,000                           87,000
    Temporary help and hiring                     7,000                                                                  7,000
    Travel and entertainment                    311,000                               300,000                           11,000
    Miscellaneous                               235,000                               229,000                            6,000
    Rentals                                     176,000                               176,000
    Supplies                                    150,000                               128,000                           22,000
    Directors' fees                              22,000                                22,000
    Relocation costs                            136,000                               136,000
    Telephone                                   165,000                               154,000                           11,000
    Repairs and maintenance                      61,000                                60,000                            1,000
    Dues and subscriptions                        1,000                                                                  1,000
    Bad debt expense                             10,000                                                                 10,000
    Allocated expenses                                                               (226,000)                         226,000
                                           ------------                          ------------                     ------------

                                           $  5,620,000                          $  5,182,000                     $    438,000
                                           ============                          ============                     ============

                 See Notes to Consolidated Financial Statements

              Schedule 3.2(f) - Absence of Undisclosed Liabilities

A. Aetna Insurance and RBC are currently in discussions regarding the year-end premium due under RBC's medical insurance split-funded plan with Aetna for the year ended June 30, 1991.

                      Schedule 3.2(g) - Absence of Changes

(i)   Operations in Ordinary Course

      1. Immediately prior to the Closing of the transaction, RBCF will be merged with and into RBC and following such merger, RBCF will cease to exist as a separate legal entity. In connection therewith, certain equipment will be moved from RBCF in Connecticut to RBC's plant in New Jersey. Charges associated with such move are expected to total approximately $45,000.

      2. A routine audit relating to payment by RBC of state sales tax was recently completed by the State of New Jersey. As a result, RBC agreed to pay approximately $15,000 in additional sales tax.

(ii)  Material Changes, etc.

      1. RBC is aware that modifications to U.S. Government defense appropriations and related programs, including, without limitation, the Seawolf Submarine Program (Program #SSN2l), are under review by the Department of Defense and the U.S. Congress. Such modifications may decrease the aggregate amount of U.S. Government spending on defense related programs, including the Seawolf Program; however, it is impossible to predict which programs will be affected and therefore, what effect, if any, such modifications will have on RBC.

(iii) Damages, etc.

      None.

(iv)  Dividends, etc.

      None.

(v)   Borrowed Funds, etc.

      None.

(vi)  Encumbrances

      None.

(vii) Liabilities, etc.

      1. RBC has entered into an agreement with J&H Machine Tools, Inc. for the purchase of two Mori Seiki Turning Centers. The aggregate amount due under such agreement is $341,766.40.

      2. RBC has entered into an agreement with Carolina Handling, Inc., for the purchase of a Side Loading Fork Lift Truck. The aggregate amount due under such agreement is $29,600.

      3. RBC has authorized BCM Engineers ("BCM") to perform certain environmental services to ensure that RBC will successfully meet the compliance deadline schedules submitted to the Ewing-Lawrence Sewerage Authority for compliance with the effluent discharge regulations at the West Trenton plant. The aggregate amount accrued under such authorization to date is approximately $35,000, of which $32,000 has already been paid. An additional $10,000 may have to be spent in the future to complete such project.

      4. RBC leased additional office equipment totalling $3,179.94 per month pursuant to the Master Lease Agreement dated as of August 26, 1982, between RBC and Comdisco, Inc. The aggregate amount due under such agreement is $9,735.20 per month.

      5. Item (i)(l) and (2) on this Schedule are incorporated herein in their entirety by reference.

      6. RBC has determined that it will incur certain costs associated with closing a lagoon on its South Carolina property.

      7. Since November 2, 1991, RBC has incurred approximately $4,700 in legal fees it agreed to pay on behalf of Fred Roman in connection with the matter disclosed in item A of Schedule 3.2(k) pursuant to the agreement referenced in item C of Schedule 3.2.

      8. On March 31, 1992, the Stockholders of RBC authorized a bonus pool for officers of RBC in the aggregate amount of $1,000,000, with respect to services rendererd prior to such date, and approved the payment of bonuses from such pool pursuant to Section 280G(b)(5) of the Internal Revenue Code of 1996, as amended.

(viii) Transactions with Stockholders and Affiliates

      1. Items (B) and (C) on Schedule 3.2(c) are incorporated herein by reference in their entirety.

      2. On November 30, 1991, RBC entered into a Stock Purchase Agreement with Hal Macsata, Bitrix Associates C.V., and Columbus Holdings Limited pursuant to which RBC agreed to exchange 60 shares of Class A Common Stock for 60 shares of Class B Common Stock held by Mr. Macsata, of which 45 and 15 shares of Class B Common Stock were purchased by Mr. Macsata from Bitrix Associates C.V. and Columbus Holdings Limited, respectively.

      3. On January 31, 1992, RBC entered into a Stock Purchase Agreement with Fred Morlok, Bitrix Associates C.V. and Columbus Holdings Limited pursuant to which RBC agreed to exchange 60 shares of Class A Common Stock for 60 shares of Class B Common Stock held by Mr. Morlok, of which 45 and 15 shares of Class B Common Stock were purchased by Mr. Morlok from Bitrix Associates C.V. and Columbus Holdings Limited, respectively.

      4. On February 7, 1992, RBC entered into the First Amendment to Stock Purchase Agreement with Mr. Morlok, Bitrix Associates C.V. and Columbus Holdings Limited.

      5. On February 11, 1992, Gary Holmes and RBC entered into a Correction Agreement pursuant to which Mr. Holmes delivered 55 shares of Class A Common Stock to RBC, without consideration therefor, to correct a mistake in the number of shares of Class A Common Stock issued to Mr. Holmes made at the time Mr. Holmes was originally issued shares of Class A Common Stock by RBC.

(ix)  Bonuses, etc.

      1. Item 8 of Schedule 3.2(g)(vii) is hereby incorporated herein in its entirety by reference.

(x)   Severance, etc.

      1. Fred Roman, a salesman, has been terminated effective as of February 24, 1992, and will receive severance payments totalling approximately $13,000 through May, 1992.

      2. RBC has agreed to pay the employees of RBCF who are being terminated as a result of the cessation of RBCF's operations in Connecticut one month's severance pay. The total cost of such payments is expected to total approximately $7,500 in severance payments and $4,000 in accrued vacation payments, all of which has been accrued on the books of RBC.

(xi)  Accounting Changes

      None.

(xii) Capital Expenditures Greater than $25,000

      1. All of the items on (vii) on this Schedule are incorporated hereby in their entirety by reference.

(xiii) Defaults, etc.

      None.

(xiv) Repayment of Indebtedness

      None.

(xv)  Employment Agreement

      1. RBC entered into a consulting agreement with Ray Holtman pursuant to which RBC will pay Mr. Holtman $6,667 a month. Mr. Holtman will perform master scheduling services for RBC's plants in New Jersey and South Carolina. RBC has extended an offer of employment to Mr. Holtman at an annual salary of $80,000 to perform such services.

(xvi) Contracts, etc. Other than Ordinary Course

      None.

                  Schedule 3.2(h) - Title to Assets, Properties
                         and Rights and Related Matters

A.    Encumbrances

      1. All of RBC's real property is subject to a mortgage pursuant to the Citicorp Loan Agreement. The Citicorp Loan will be paid in full at Closing.

      2. See attached list of Encumbrances from the title insurance policies for the real property listed below.

B.    Real Property Owned

      1. All that certain piece, parcel or tract of land, together with the buildings and improvements thereon, situate, lying and being South of Hartsville, Darlington County, State of Carolina, containing
            73.58 acres, more or less, designated as Tract B, as reflected on a plat prepared by Jack B. Epperly, dated October 13, 1987, and recorded in the Office of the Clerk of Court for Darlington County in Plat Book 115 at page 17; said tract of land has the metes, bounds and measurements as are reflected on said plat and said plat is incorporated herein and made a part hereof.

      2. Those portions of the 348 Acre Tract of Land in the County of Los Angeles, State of California, allotted to Maria De Los Reyes Dominguez, by Decree of Partition of a part of Rancho San Pedro, as shown on the map filed in Los Angeles County Superior Court Case No. 3284, also shown on Licensed Surveyor's Map filed in Book 71 page 31 of record of surveys, in the office of the County Recorder of said County described on Schedule 1 attached to the deed.

C.    Real Property Leased

      1. Lease dated as of March 27, 1991, between Walnut Realty, Ltd. and RBC with respect to an office and warehouse located at 2974 Congressman Lane, Dallas, Texas.

      2. Lease dated as of June 12, 1990, between David Henderson and RBC of South Carolina with respect to an office located at 113 Pinehurst East, Hartsville, S.C.

      3. Leased dated as of August 25, 1989, between Rick Mantz and RBC with respect to property located at Route 5, Box 381, Hartsville, S.C.

      4. Lease dated as of June 5, 1989, between Pedigreed Properties and RBC with respect to a warehouse located at Fourth Street and Laurens Avenue, Building 9, Hartsville, S.C.

      5. Lease dated as of October 8, 1990, between MDC Newtown Partnership and RBC with respect to office space located at 140 Terry Drive, Suite 100, Renaissance Place, Newtown, PA.

      6. Lease dated as of March 6, 1990, between J.T. MacDermid and RBCF with respect to factory space located at the J.T. MacDermid Group Building, 31 Harwinton Avenue, Plymouth, CT. RBC has given notice to terminate this lease and vacate the property effective as of March 31, 1992.

      7. Lease dated as of October 30, 1987, between General Sullivan Group, Inc. and RBC Holdings Corp. with respect to a manufacturing plant comprising 135,000 square feet located in Ewing, NJ.

      8. Lease dated June 10, 1985, between Elmhurst Countryside Associates ("Elmhurst") and RBC, which lease had been assigned pursuant to the Assignment and Assumption dated October 30, 1987 between General Sullivan Group, Inc. and RBC Holdings Corp. (now known as RBC), and consented to by Elmhurst pursuant to a Consent Letter dated October 15, 1987. The Elmhurst lease has expired but RBC continues to make payments and abide by the terms of such expired lease.

                             South Carolina Property
                                                                      Schedule B
--------------------------------------------------------------------------------
Policy No. 0 025647 (N23-87968-42) (L 489590)
--------------------------------------------------------------------------------

This policy does not insure, against loss or damage by reason of the following:

                              Standard Exceptions:

(b) Easements, or claims of easements, not shown by the public records.

                               Special Exceptions:

1. Taxes for 1987 real estate owed to Darlington County covering 44.64 acres (according to their records), with amount due in the sum of $97.80 and due and payable by 1/15/88.

      Taxes for 1987 real estate owed to South Carolina Tax Commission covering 30 acres and one building, in the sum of $13,907.71, and due and payable by 1/15/88.

2. Easement given in favor of Carolina Power and Light company recorded in Book 526 at page 611.

3. Possible Easement to Carolina Power and Light company given by S. M. Woodham, recorded in Book 105 at page 565. (This easement does not specifically state the acreage, but this easement is in the area where the property is located.)

4.    Exact acreage is not insured.

--------------------------------------------------------------------------------

                               California Property

                                                            ORDER NO. 4084370-39

ALTA OWNER'S POLICY (10-21-87)

                                  OWNERS POLICY

                                   SCHEDULE B

                            EXCEPTIONS FROM COVERAGE

      THIS POLICY DOES NOT INSURE AGAINST LOSS OR DAMAGE (AND THE COMPANY WILL NOT PAY COSTS, ATTORNEYS' FEES OR EXPENSES) WHICH ARISE BY REASON OF:

A. PROPERTY TAXES, INCLUDING ANY ASSESSMENTS COLLECTED WITH TAXES, TO BE LEVIED FOR THE FISCAL YEAR 1990 - 1991 WHICH ARE A LIEN NOT YET PAYABLE

B. SUPPLEMENTAL ASSESSMENTS OF PROPERTY TAXES, IF ANY, MADE PURSUANT TO THE PROVISIONS OF PART 0.5, CHAPTER 3.5 (COMMENCING WITH SECTION 75) OF THE CALIFORNIA REVENUE AND TAXATION CODE. AS A RESULT OF THE TRANSFER OF TITLE TO THE VESTEE NAMED IN SCHEDULE A.

C. SUPPLEMENTAL OR ESCAPED ASSESSMENTS OF PROPERTY TAXES, IF ANY, MADE PURSUANT TO PART 0.5, CHAPTER 3.5 OR PART 2, CHAPTER 3, ARTICLES 3 AND 4, RESPECTIVELY, OF THE CALIFORNIA REVENUE AND TAXATION CODE AS A RESULT OF CHANGES IN OWNERSHIP OR NEW CONSTRUCTION OCCURRING PRIOR TO DATE OF POLICY.

1. AN EASEMENT FOR THE PURPOSE SHOWN BELOW AND RIGHTS INCIDENTAL THERETO AS SET FORTH IN A DOCUMENT
      GRANTED TO:       SOUTHERN CALIFORNIA EDISON COMPANY, A CORPORATION
      PURPOSE:          POLES
      RECORDED:         JANUARY 31, 1957 AS INSTRUMENT NO. 3402 IN BOOK 53526
                        PAGE 182, OFFICIAL RECORDS

      AFFECTS: OVER 2 STRIPS OF LAND EACH 10 FEET IN WIDTH, THE CENTER LINES OF SAID STRIPS ARE DESCRIBED AS FOLLOWS:


      STRIP NO. 1: BEGINNING AT THE NORTHWESTERLY CORNER OF PARCEL NO. 1 AS SHOWN UPON A RECORD OF SURVEY FILED IN BOOK 71 PAGE 31 OF RECORD OF SURVEYS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, THENCE SOUTH 87 DEGREES 58 MINUTES 07 SECONDS WEST 100.15 FEET TO THE WESTERLY LINE OF SANTA FE AVENUE, AS NOW ESTABLISHED; THENCE SOUTHERLY ALONG SAID WESTERLY STREET LINE, A DISTANCE OF 880.49 FEET; THENCE NORTH 81 DEGREES 51 MINUTES O8 SECONDS WEST 203 FEET TO THE TRUE POINT OF BEGINNING OF THIS DESCRIPTION; SAID POINT SHALL HEREINAFTER BE REFERRED TO AS POINT "A"; THENCE FROM SAID POINT OF BEGINNING, NORTH 81 DEGREES 51 MINUTES 08 SECONDS WEST, A DISTANCE OF 340 FEET TO A POINT WHICH IS DISTANT SOUTH 81 DEGREES 51 MINUTES EAST 16 FEET FROM THE EASTERLY LINE OF THAT CERTAIN LAND CONVEYED TO THE LOS ANGELES COUNTY FLOOD CONTROL DISTRICT BY DEED RECORDED IN BOOK 18477 PAGE 151

                                                            ORDER NO. 4084370-39

      OF OFFICIAL RECORDS OF SAID COUNTY; THENCE NORTH 08 DEGREES 08 MINUTES 52 SECONDS EAST, PARALLEL WITH SAID EASTERLY LINE, A DISTANCE OF 184 FEET.

      STRIP NO. 2: BEGINNING AT HEREINBEFORE MENTIONED POINT A', THENCE NORTH 08 DEGREES 08 MINUTES 52 SECONDS EAST 40 FEET; THENCE SOUTH 81 DEGREES 51 MINUTES 08 SECONDS EAST 14 FEET.

      ALSO A STRIP OF LAND 2 FEET IN WIDTH LYING WITHIN SAID LAND THE CENTER LINE OF WHICH IS DESCRIBED AS FOLLOWS:

      BEGINNING AT HEREINBEFORE MENTIONED POINT "A"; THENCE SOUTH 81 DEGREES 51 MINUTES 08 SECONDS EAST 32 FEET.

2. AN EASEMENT FOR THE PURPOSE SHOWN BELOW AND RIGHTS INCIDENTAL THERETO AS SET FORTH IN A DOCUMENT
      GRANTED TO:       COUNTY SANITATION DISTRICT NO. 2 OF LOS ANGELES COUNTY
      PURPOSE:          SEWER PIPE LINE
      RECORDED:         MARCH 16, 1951, IN BOOK 35822 PAGE 387, OFFICIAL RECORDS

      AFFECTS: THAT PORTION OF SAID LAND WITHIN A STRIP OF LAND 15 FEET IN WIDTH, LYING EASTERLY AND NORTHERLY OF AND ADJOINING THE FOLLOWING DESCRIBED LINE:

      BEGINNING AT THE INTERSECTION OF THE NORTHERLY LINE OF SAID MARIA DE LOS REYES DOMINGUEZ 348 ACRE ALLOTMENT WITH THE EASTERLY LINE OF THAT CERTAIN EASEMENT CONVEYED TO LOS ANGELES COUNTY FLOOD CONTROL DISTRICT, RECORDED IN BOOK 18477 PAGE 151 OF OFFICIAL RECORDS; THENCE SOUTHERLY AND EASTERLY ALONG THE SAID LAST MENTIONED LINE TO THE CENTER LINE OF AN EASEMENT (25 FEET WIDE).

3. ANY LOSS OR DAMAGE ON ACCOUNT OF THE FACT THAT UNDER EITHER THE FEDERAL BANKRUPTCY CODE OR SIMILAR STATE INSOLVENCY OR CREDITORS RIGHTS LAWS, TITLE TO THE INSURED REAL ESTATE IS ATTACKED ON THE GROUND THAT THE TRANSFER OF THE INSURED REAL ESTATE TO THE INSURED WAS A FRAUDULENT CONVEYANCE.

4.    WATER RIGHTS, CLAIMS OR TITLE TO WATER.

5. ANY RIGHTS, INTERESTS, OR CLAIMS WHICH MAY EXIST OR ARISE BY REASON OF THE FOLLOWING FACTS SHOWN ON A SURVEY PLAT ENTITLED "PRELIMINARY SURVEY FOR L.I.T.I. ASSOCIATES, INC., "DATED * PREPARED BY: GRIMES SURVEYING & MAPPING, DAVID F. GRIMES L. S. 3774. May 19, 1990, as revised July 3, 1990 and July 10, 1990

      A. FOOTINGS OF A CONCRETE BUILDING LOCATED ON THE LAND ADJACENT TO THE SOUTH MAY EXTEND ONTO SAID LAND.

      B. EDGE OF PAVEMENT LOCATED ON SAID LAND EXTENDS ONTO LAND ADJACENT TO THE SOUTH BY 0.2 FEET.

      C. A METAL STRUCTURE SITUATED ON THE LAND ADJACENT ON THE SOUTH EXTENDS ONTO SAID LAND A MAXIMUM OF 0.3 FEET.

                                                            ORDER NO. 4084370-39

D. A BLOCK. WALL AND CHAIN LINK FENCE ARE LOCATED NORTH OF THE SOUTHERLY LINE.

E. A FIRE HYDRANT WITH GUARD POSTS IS LOCATED SOUTH OF THE BUILDING LOCATED ON SAID LAND.

F. THE WEST FACE OF A BLOCK WALL ALONG THE WESTERLY PROPERTY LINE IS LOCATED A MAXIMUM OF 0.55 FEET EASTERLY OF SAID LINE.

G. AN AUXILIARY POLE AND ANCHOR CABLE IS LOCATED OUTSIDE OF THE EASEMENT
RECORDED.

H. A FIRE HYDRANT WITH GUARD POSTS EXISTS NEAR THE WEST PROPERTY LINE.

I. OVERHEAD TENSOR CABLES EXTEND FROM A POWER POLE LOCATED ALONG THE WESTERLY PROPERTY LINE OVER THE BUILDING LOCATED ON SAID LAND IN A NORTHEASTERLY DIRECTION TO A POWER POLE LOCATED ON THE NORTHWESTERLY PROPERTY LINE.

J. A DRAIN GRATE WITH AN UNDERGROUND PIPE THAT EXTEND ONTO THE LAND ADJACENT TO THE WEST IS LOCATED NEAR THE WESTERLY PROPERTY LINE.

K. A SEWER MANHOLE IS LOCATED IN THE NORTHWEST PORTION OF SAID LAND.

L. THE NORTH FACE OF A BLOCK WALL IN THE NORTHWEST CORNER OF SAID LAND IS LOCATED A MAXIMUM OF 0.47 FEET SOUTHERLY OF THE NORTHWEST PROPERTY LINE.

M. A CHAIN LINK FENCE ALONG THE NORTHWEST PROPERTY LINE IS LOCATED PARTLY ON SAID LAND AND PARTLY ON THE LAND ADJACENT TO THE NORTHWEST.

N. POLES AND POLELINES ARE LOCATED ALONG THE NORTHWEST PROPERTY LINE.

O. A CONCRETE SLAB WITH VAULT IS LOCATED ON THE NORTHEAST CORNER OF SAID LAND.

P. A GAS METER AND SPRINKLER BOX ARE LOCATED ON THE NORTH FACE OF THE BUILDING LOCATED ON SAID LAND NEAR A CONCRETE SLAB.

Q. A FIRE DEPARTMENT CONNECTOR AND CONCRETE SLAB AND VAULT ARE LOCATED NEAR THE SOUTHEAST CORNER.

R. A CONCRETE GUTTER DRAINS RUNOFF WATER INTO THE SANTA FE AVENUE RIGHT OF WAY.

S. A ONE STORY METAL BUILDING EXTENDS ONTO THE EASEMENT RECORDED JANUARY 31, 1957 AS INSTRUMENT NO. 3402 BOOK 53526 PAGE 182, OFFICIAL RECORDS AND A TRANSFORMER AND CONCRETE PAD ARE LOCATED NORTH AND EAST AND OUT OF THE LIMITS OF SAID EASEMENT.

T. A CONCRETE SLAB WITH METAL ROOF LOCATED IN THE SOUTHWEST CORNER OF SAID LAND EXTENDS ONTO THE EASEMENT RECORDED MARCH 16, 1951 IN BOOK 35822 PAGE 367 OFFICIAL RECORDS.

                                                            ORDER NO. 4084370-39

6. A DEED OF TRUST TO SECURE AN INDEBTEDNESS IN THE AMOUNT SHOWN BELOW, AND ANY OTHER OBLIGATIONS SECURED THEREBY:
      AMOUNT:                       $5,000,000.00
      DATED:                        JULY 16, 1990
      TRUSTOR:                      ITI ACQUISITION, INC.
      TRUSTEE:                      CONTINENTAL LAWYERS TITLE COMPANY
      BENEFICIARY:                  CITICORP NORTH AMERICA, INC.
      RECORDED:                     JULY 25, 1990 AS INSTRUMENT NO.
                                    90-1292474, OFFICIAL RECORDS

7.    A FINANCING STATEMENT FILED IN THE OFFICE OF THE COUNTY RECORDER, SHOWING
      DEBTOR:                       INDUSTRIAL TECTONICS BEARINGS CORPORATION
      SECURED PARTY:                CITICORP NORTH AMERICA, INC.
      RECORDED:                     JULY 25, 1990, AS INSTRUMENT NO.
                                    90-1292475, OFFICIAL RECORDS
      PROPERTY COVERED:             SAID LAND

8.    A FINANCING STATEMENT FILED IN THE OFFICE OF THE COUNTY RECORDER, SHOWING
      DEBTOR:                       INDUSTRIAL TECTONICS BEARINGS CORPORATION
      SECURED PARTY:                CITICORP NORTH AMERICA, INC.
      RECORDED:                     JULY 25, 1990, AS INSTRUMENT NO.
                                    90-1292476, OFFICIAL RECORDS
      PROPERTY COVERED:             SAID LAND

9.    A FINANCING STATEMENT FILED IN THE OFFICE OF THE COUNTY RECORDER, SHOWING
      DEBTOR:                       ITI ACQUISITION, INC.
      SECURED PARTY:                CITICORP NORTH AMERICA, INC.
      RECORDED:                     JULY 25, 1990, AS INSTRUMENT NO.
                                    90-1292477, OFFICIAL RECORDS
      PROPERTY COVERED:             SAID LAND

10.   A FINANCING STATEMENT FILED IN THE OFFICE OF THE COUNTY RECORDER, SHOWING
      DEBTOR:                       ITI ACQUISITION, INC.
      SECURED PARTY:                CITICORP NORTH AMERICA, INC.
      RECORDED:                     JULY 25, 1990, AS INSTRUMENT NO.
                                    90-1292478, OFFICIAL RECORDS
      PROPERTY COVERED:             SAID LAND

      ENDORSEMENTS:

      THE FOLLOWING ENDORSEMENTS ARE ATTACHED TO AND MADE A PART OF THIS POLICY:

      103.7
      103.3
      116.1
      116.4
      103.5
      100.29

                                  [Map Omitted]

                          Schedule 3.2(i) - Agreements

A.    Agreements

      (i)   Collective Bargaining Agreements

            1. Agreement dated September 1, 1988, between RBC and International Union, United Auto Workers, Local #502 ("Local 502"), extended from September 1, 1991, through August 31, 1992.

            2. Retirement Plan Agreement dated September 1, 1988, between RBC and Local 502, extended from September 1, 1991, through August 31, 1992.

      (ii)  Contract with or Commitment

            1. Management Agreement dated as of October 29, 1987, between RBC and Overseas Partners, Inc. ("OPI") pursuant to which RBC pays OPI $250,000 annually.

            2. Management Agreement dated as of November 1, 1991, between ITB and OPI pursuant to which ITB pays OPI $75,000 annually.

            3. Agreement dated September 1, 1988, between RBC and George Kilborne providing for the payment of an annual aggregate directors fee of $24,000 to Mr. Kilborne.

            4. Consulting Agreement between RBC and Noble Lowndes Johnson ("NLJ") providing for NLJ to perform ongoing consulting services regarding medical insurance and related matters.

            5. Item (xiii)(1) on Schedule 3.2(g) is incorporated herein in its entirety by reference.

      (iii) Benefits to any Officer or Employee

            (Active) Employee Insurance Schedule

    Type                      Carrier                      Monthly Costs
    ----                      -------                      -------------

1.  Dental (Shop)            Unity (Trenton)                 $ 2,940.38
           (Office)          Delta (Excluding                $ 2,736.l5
                                   S.C.)
2.  Prescription Drug        Travellers                      $26,490.58
3.  Executive Life           Federal Kemper                    1,500.00
4.  Executive                Great West                        2,416.67
    Disability

    Type                      Carrier                      Monthly Costs
    ----                      -------                      -------------
5.  Life Insurance           Great West               6,803.63 (premium
                                                                  to be
                                                        reduced approx.
                                                                   50%)
6.  Medical                  U.S. Healthcare                  26,205.90
                             (HMO PA/NJ)
                             Medigroup                        15,876.51
                             Aetna                           116,335.00
7.  Medical (ITB)            FHP                              30,100.00
8.  Pension                  Shop (Trenton                     4,082.75
                             active portion)
9.  401K                     -Salaried & S.C.                 23,400.00
                             -ITB                              7,700.00
10. Short Term               Liberty Mutual                      850.00
    Disability               (S.C. only)

11. Performance Bonus

            - RBC has occasionally paid a discretionary year-end performance bonus based on operating income, individual contributions and other factors to approximately twenty key employees.

12.   Productivity Bonus

            - RBC and ITB pay productivity bonuses to certain of their respective employees.
                  -productivity bonuses at the West Trenton plant are paid per contract and are based on sales output per hour.
                  - productivity bonuses at the Hartsville, S.C. plant are based on sales output per hour.
                  - productivity bonuses at ITB are based on shipments and a gross margin goal.

13.   Gainsharing

            - RBC implemented a gainsharing plan three years ago whereby quarterly distributions were made to all employees if certain budget cash flow targets were met. However, only two payments were ever made.

14.   Additional Medical Coverage for senior management

15.   Retiree Medical Benefits

      o Medicare (Part B) Reimbursement                -             $ 5,063.07
      o prescription Drug ($2.00 Co-pay)               -              12,109.18
      o Medical (365 Day Basic Hospital                -              30,272.68
      Surgical plus Major Medical to $250M
      for retirees under age 65)

      o SC medical retirees (70 Day Basic                               1,066.89
      Major Medical to $50M for retirees
      under age 65)

16.   Other obligations
      o Retirees (Trenton & SC)
            Life Insurance                                                723.62
            Pension (Trenton)                                           5,500.42

(iv)  Material indentures, loans, etc.

      1.    Loans

            a. The following loans are outstanding pursuant to the Citicorp Loan Agreement, as amended by the First Amendment dated June 13, 1988, Second Amendment dated August 14, 1989, Third Amendment dated April 16, 1990, and the Fourth Amendment dated July 16, 1990:

                  Lender                  Type              Principal Amount
                  ------                  ----              ----------------

              (i) Citicorp              Revolver             $12,445,000.00

             (ii) Citicorp              Capital                1,776,000.00
                                        Expenditure
                                        Term Loan

            (iii) Citicorp              Term Loan A            1,941,000.00

             (iv) Citicorp              Term Loan C            4,113,000.00

            b. The following loans are outstanding pursuant to the Subordinated Loan Agreement dated August 14, 1989, among RBC, Bitrix Associates C.V. and Overland Trust Bank:

                  Lender                  Type              Principal Amount
                  ------                  ----              ----------------

              (i) Overland              Mezzanine Loan        $3,353,500.00
                   Trust

             (ii) Bitrix                Mezzanine Loan         1,646,500.00

            c. The following loan is outstanding pursuant to the Asset Purchase Agreement dated as of June 29, 1990, among Industrial Tectonics, Inc., Axel Johnson, Inc. ("Axel Johnson"), ITI Acquisition, Inc. and RBC:

                  Lender                  Type              Principal Amount
                  ------                  ----              ----------------

              (1) Axel Johnson          Term Loan             $4,100,000.00

      2.    Equipment Financing Agreements

            Agreement                                           Principal Amount
            ---------                                           ----------------

            a.    Master Lease Agreement between Comdisco,           $478,946.54
                  Inc. and RBC dated August 26, 1982, for
                  the lease of an IBM computer, other office equipment and software business systems.

            b.    Agreement between Software 2000, Sun Financial     $ 70,000.00
                  Group, Inc. ("SFGI") and RBC dated June 25, 1990, pursuant to Master Lease Agreement dated April 28,
                  1990 (the "Master Lease Agreement") between RBC and
                  SFGI, for the license of computer software from Software 2000.

            c.    Agreement between SFGI and RBC for the             $149,112.11
                  lease of a Mayano turning center.

            d.    Agreement between Concord Commercial               $701,151.30
                  Corporation ("CCC") and RBC dated March
                  14, 1989, for the lease of operating
                  machinery from Mazak Corporation ("MC").

            e.    Agreement between CIT Group/Equipment              $593,577.00
                  Financing and RBC dated June 18, 1991, for the lease of operating machinery from MC.

            f.    Agreement between Advante Leasing and RBC          $ 22,500.00
                  for the lease of scales and an air
                  compressor.

            g.    Purchase Agreement dated April 18, 1989,           $  9,750.00
                  between Modern Handling Equipment Co. and
                  RBC for the purchase of a Hyster fork lift truck.

      (v)   Contract or Commitment for Capital Expenditures

            1. The items listed on Schedule 3.2(f) are incorporated herein by reference in their entirety.

      (vi)  Material Leases, Subleases or Other Agreements Regarding Real
            Property

            1. The items listed on Schedule 3.2(h)(C) are incorporated herein by reference in their entirety.

      (vii) Guaranty of Obligations

            1. RBC has guaranteed the obligations of RBCF and ITB under the Citicorp Loan Agreement, which guarantees will be terminated when the Citicorp Loan is paid in full at the Closing.

      (viii) Agreement Which Materially Restricts

            None.

      (ix)  Licensing Agreement

            None.

      (x)   Agreement or Arrangement for Sale

            None

      (xi)  Vendors Receiving Total Payments Greater Than $50,000 Per Year

  Vendor Name                          Dollar Value             Subject Matter
  -----------                          ------------             --------------

  A. RBC

  1. Specialty Rigs                    $1,700,000        Raw materials for helicopter
                                                         bearings

  2. Timken Co.                         1,000,000        Raw materials for commercial
                                                         products

  Vendor Name                          Dollar Value             Subject Matter
  -----------                          ------------             --------------

  3.  Sullivan Steel Services             500,000        Raw materials for commercial
                                                         products

  4.  Public Service Electric & Gas Co.   324,000        Power for Trenton Plant

  5.  Universal Bearings                  240,000        Component parts purchases-
                                                         rollers

  6.  Norton Co.                          182,000        Grinding wheels

  7.  Ovako Steel                         180,000        Raw materials for commercial
                                                         products

  8.  Carolina Power & Lght               152,000        Power for Hartsvlle plant

  9.  Rock Industrial Services, Inc.      138,000        Sub-contractors, machine shop
                                                         service

  10. Brenner Tool & Die                  135,000        Tools for Trenton plant

  11. Carpenter Technology Corp.          109,000        Tool steel

  12. Miller Bearing Co., Inc.            105,000        Component parts purchases

  13. Superior Plating Co.                 95,000        Sub-contractor for plating

  14. Kennametal Inc.                      89,000        Tooling for Hartsville and
                                                         Trenton Plants

  15. Summit Corporation of America        85,000        Silver plating

  16. International Seal & Packaging       59,000        Component parts purchases

  17. Edgewater Steel                      58,000        Tool steel

  18. Spartan Filtering Systems            54,000        Sub-contractor, machine shop
                                                         service

  19. ETEO Mfg. Co.                        53,000        Sub-contractor, machine shop
                                                         service

  B. ITB

  20. Advanced Precision Industries Inc.  213,429.03     Subcontractor, machine shop
                                                         service

  21. Beacon Tool Co., Inc.                52,813.00     Sub-contractor, machine shop
                                                         service

  22. Coulter Steel & Forge Co.            57,844.95     Raw materials

  23. Crucible Specialty Metals           117,365.72     Raw materials

  24. Earle M. Jorgensen Co.              108,874.48     Raw materials

  25. FHP, inc.                           438,659.53     Medical insurance

  26. Golden State Engineering, Inc.      224,220.84     Sub-contractor, machine shop
                                                         service

  Vendor Name                          Dollar Value             Subject Matter
  -----------                          ------------             --------------

  27. Industrial Tectonic Inc.             75,805.60     Purchased parts

  28. JK Engineering Co.                  114,650.20     Sub-contractor, machine shop
                                                         service

  29. JPM Company, Inc.                   108,944.72     Purchased parts

  30. Ladish Co., Inc.                    101,898.00     Sub-contracting press

  31. Los Angeles County                  132,281.30     Taxes

  32. MRC Bearings                         60,596.80     Purchased parts

  33. Peak Technical Services, Inc.        60,764.66     Temporary employees

  34. Pye & Hogan                          95,500.00     Sub-contractor grinding

  35. Salem Tech Service, Inc.             74,608.80     Temporary employees

  36. Southern California Edison Co.      387,037.69     Electricity

  37. Stoody Company                      105,400.00     Purchased parts

  38. Storm Forge                          78,424.70     Purchased parts

  39. Teledyne Powder Alloys              280,918.95     Purchased parts

  40. The Timken Company                   50,921.58     Raw materials

  41. Vermont Rebuild Incorporated         58,342.10     Outside service maintenance

  42. Werner Precision Machine Corp.       76,457.34     Sub-contractor, machine shop
                                                         service

  43. Wetmore Cutting Tools                85,437.89     Supplies

  44. Winstead Precision Ball Company      53,622.47     Purchased parts

  45. Items (5), (6) and (7) on Schedule
      3.2(h)(C) are incorporated herein in
      their entirety by reference.

  46. Certain of the business insurance
      policies have premiums in excess of
      $50,000 a year. See Schedule 3.2(q).

  47. Items (iv)(2)(a), (c), (d) and (e)
      on this Schedule are incorporated
      herein in their entirety by
      reference.

  48. Item (vii)(1) on Schedule 3.2(g)
      is incorporated herein in its
      entirety by reference.

      (xii) Distributor, etc. Agreements

            1. Agreement between Sommerfeldt and Co. and RBC dated October 9, 1989 (exclusive sales agent for lower peninsula of Michigan).

            2. Agreement between Rotoprecision Inc. and Industrial Tectonics, Inc. dated November 12, 1986 (exclusive sales agent and representative in Canada).

      (xiii) Contracts Requiring Consent to Purchase or Transfer

            1. All of the items listed on Schedules 3.2(h)(C) and 3.2(i)(iv) are incorporated herein by reference in their entirety.

            2. All of the contracts listed on Schedule 3.2(i)(xv) may require the consent of the U.S. Government to transfer such contracts pursuant to the Anti-Assignment Act, 41 U.S.C. ss.15 and 48 C.F.R. 42.1204.

            3. Lease Agreement dated July 20, 1989, between Advante Leasing Corp. and RBC for the lease of an AT&T printer.

            4. Lease Agreements dated July 6, 1989 and April 6, 1989, respectively, between Bell Atlantic Tricon Leasing and RBC for lease of a Canon fax machine and UPS Shipping System, respectively.

            5. Lease Agreement dated April 25, 1989, between Vanguard Financial Service Corp. and RBC for lease of a postal parcel shipping system.

            6. Lease Agreements dated August 31, 1987 and January 15, 1988, between US Fleet Leasing and RBC for the lease of certain automobiles.

            7. Lease Agreement dated April 28, 1990, between Bell Atlanticom and RBC for the lease of a voice mail system.

            8. Lease Agreement dated July 18, 1988, between IBM and ITI for the lease of certain software and hardware.

            9. Item (C)(4) on Schedule 3.2(b) is incorporated herein in its entirety by reference.

      (xiv) Loss Contracts

                  None.

      (xv)  U.S. Governmental Contracts

            1. Agreement dated August 31, 1990, between RBC and U.S. Army Aviation Systems Command (No. DAAJ09-90-C-1058).

            2. Agreement dated April 27, 1990, between RBC and U.S. Army Aviation Systems Command (No. DAAJ09-90-C-0507).

            3. Agreement dated April 30, 1990, between RBC and U.S. Army Aviation Systems Command (No. DAAJ09-90-C-05l0).

            4. Agreement dated October 22, 1991, between RBC and Defense Industrial Supply Center (No. DLA500-92-C-1208).

            5. Agreement dated December 11, 1991, between RBC and Naval Air Station Point Magy. Ca. (No. N0429A-92-M-1407).

            6. Agreement dated January 23, 1992, between RBC and Defense Industrial Supply Center (DLA500-92-M-9195).

            7. Agreement dated December 19, 1991, between RBC and Aviation Supply Office (N00383-92-C-N022).

            8. Agreement dated February 14, 1992, between RBC and Defense Industrial Supply Center (DLA500-92-C-1246).

            9. Agreement dated February 27, 1992, between RBC and Defense Industrial Supply Center (DLA500-92-C-0339).

            10 See attached Addendum I listing purchase orders relating to Boeing Vertol Orders as of February 27, 1992.

            11. Agreement dated October 28, 1991, between ITB and Department of the Navy (N00383-92-C-H005).

            12. Agreement dated January 31, 1999, between ITB and Department of the Navy (N00383-89-C-3628).

            13. Agreement dated March 25, 1991, between ITB and Department of the Navy (N00383-91-C-5335).

            14. Agreement dated August 6, 1991, between ITB and Department of the Air Force (F41608-91-C-1587).

            15. Agreement dated February 18, 1992, between ITB and Defense Industrial Supply Center (DLA500-92-MCB23).

B.    Defaults

            1. Novations were not obtained at the time RBC acquired ITB pursuant to the Anti-Assignment Act, 41 U.S.C. ss.15 and 48 C.F.R. 42.1204, with respect to certain contracts between ITB and certain agencies of the U.S. Government, although ITB submitted novation agreements to such agencies for signature. Such contracts have continued to be performed by ITB and the parties thereto.

C.    Non-Ordinary Course Agreements

            1. RBC executed a letter agreement dated June 27, 1991, agreeing to pay the legal fees of Fred Roman in connection with the matter described in item A of Schedule 3.2(k), for so long as Mr. Roman remained employed with RBC. Mr. Roman's employment was terminated on February 24, 1992; however, RBC has orally agreed to continue to pay such fees and expects that the matter will soon be settled.

                                                                      Addendum I

                       BOEING VERTOL ORDERS AS OF 2/27/92

F/N           P.O. NC.             P.O. QUA.              P.O. VALUE

107R2580-1    AAZ125                     17                 17119.34

A02RS253-1    AAZ196                      1                  1906.44
              ABU218                     25                 47661.00

A02RS253-2    ABN176                     60                 82631.40

114R2131-1    AAZ139                     40                 42295.20
              AAZ181                    120                 56684.40
              AAZ182                      3                  1417.11
              ABN199                     24                 25377.12
              ABU227                     30                 74007.00
              ABY356                     48                 50754.24
              ABY372                    160                 85026.60
              ABY374                     18                  8502.66
              ABY375                    120                 56684.40

114R2130-2    AAZ139                     50                 41996.00
              AAZ149                    120                 74301.60
              AAZ150                    114                 70586.52
              AAZ151                      3                  1857.34
              AAZ152                     20                 12383.60
              AAZ158                     60                 37150.80
              ABN196                     24                 51769.92
              ABY357                     30                 40157.70
              ABY372                    180                120258.00

114R5214-6    AAZ153                    150                297432.00
              AAZ154                     24                 47589.12
              AAZ155                      6                 11897.28
              AAZ156                    114                226048.32
              AAZ157                      4                  7931.52
              AAZ163                    120                237945.60
              AAZ191                      1                  1999.63
              AAZ199                      5                 32462.90
              MAA300                    100                211970.00
              ABU230                     96                181237.44
              ABU231                     10                 37430.60
              ABY356                    140                259263.20
              ABY372                    180                331390.80

114RS214-5    ABU209                     90                180236.70
              ABU224                    105                198030.00
              ABU265                     60                116720.40
              ABY356                    160                291868.80
              ABY372                    174                316697.40
              AAZ114                    114                207491.40
              AAZ115                     24                 43682.40
              AAZ116                     40                 72804.00
              AAZ141                      2                  3640.20

114RS225-1    AAZ122                    348                270980.64
              AAZ123                     12                  9344.16
              AAZ124                     12                  9344.16
              AAZ138                    114                105626.70
              AAZ149                     54                 42048.72
              ABU295                    300                233604.00
              ABY372                    180                166779.00

114RS226-1    AAZ138                    114                103654.50
              ABY372                    180                163665.00

                                R.A. RODRIGUEZ

A0ZRS251-1    1652501                    71                108176.31

            Schedule 3.2(j) - Compliance: Governmental Authorization

A.    None

                       Schedule 3.2(k) - Litigation, Etc.

A. McGill v. Fred Roman - Fred Roman, a former salesman for McGill, a division of Emerson Electric, hired by RBC, was sued by McGill alleging a violation of the non-compete clause in Roman's employment contract. RBC is not a party to the litigation. Mr. Roman was terminated by RBC on February 24, 1992.

B. Wells Fargo - Guard at Trenton plant injured 12/89. Subrogation claim, totalling $1,275.

C. Wanda Foreman V. RBC - Former employee asserted a civil rights claim against RBC. Pre-trial hearing was held in 1988 and since that time no further action has taken place. RBC believes that for all practical purposes the suit has been dropped.

D.    Jose J. Rubiano - ITB Workman compensation claim - no reserve established.

E. Douglas Large - Trenton shop workman compensation claim - reserve in the amount of $6,500 has been set aside by RBC's workmen's compensation insurance carrier, New Jersey Manufacturers Insurance Company ("NJMIC").

F. Robert Talec - Trenton shop workman compensation claim - reserve in the amount of $5,400 has been set aside by NJMIC.

G. Andrezej Staniec - Trenton shop workman compensation claim - reserve to be obtained by RBC from NJMIC.

H. Zbigniew Pietranik - Trenton shop workman compensation claim - reserve to be obtained by RBC from NJMIC.

I. Kwang Everett - Trenton shop workman compensation claim - reserve in the amount of $7,946 has been set aside by NJMIC.

J. Dong Choi - Trenton shop workman compensation claim - reserve in the amount of $4,155 has been set aside by NJMIC.

K. Michael Kovacs - Trenton Shop workman compensation claim - reserve in the amount of $6,800 has been set aside by NJMIC.

L. George Bergner - Trenton shop workman compensation claim - reserve in the amount of $18,381 has been set aside by NJMIC.

M. Forklifts, Inc. v. RBC - Forklifts, Inc. has made certain claims against RBC. Total claims plus legal fees are expected to total $3,500.

                              Schedule 3.2(1) - Tax

A. Item (i)(2) on Schedule 3.2(g) is incorporated herein in its entirety by reference.

                             Schedule 3.2(m) - ERISA

A.    Material Employee Plans

      1. The items listed on Schedule See 3.2(i)(A)(iii) are hereby incorporated herein by reference in their entirety.

B.    Section 401 Plans

      1. Fidelity Management and Research Co., has received a Letter of Determination from the Internal Revenue Service ("IRS") for the Prototype Master Plan for RBC's 401(k) Plan.

      2. ITB's 401(k) plan does not presently have a Letter of Determination from the IRS.

      3. RBC and ITB plan to file applications with the IRS in 1992 for new Letters of Determination for their respective 401(k) plans.

C.    RBC and ITB are not parties to any Multiemployer Plan.

D. Item B of Schedule 3.2(g)(vii) is hereby incorporated herein in its entirety by reference.

                     Schedule 3.2(n) - Environmental Reports

      A. Environmental Site Assessment Report for West Trenton, New Jersey, dated December 1991 prepared by The Earth Technology Corporation;

      B. Letter and drawings from The Earth Technology Corporation, dated January 29, 1992;

      C. Draft letter from John Emling of Roller Bearing Company of America to Sharon Sorokin (undated);

      D. Letter from The Earth Technology Corporation to Sharon Sorokin dated December 10, 1991;

      K. Letter from The Earth Technology Corporation to Sharon Sorokin, dated December 20, 1991;

      F. All documents in New Jersey ECRA Case No. 85396;

      G. Updated Environmental Audit at the Industrial Tectonics Facility, Rancho Dominguez, California, dated March 19, 1992 prepared by Metcalf & Eddy;

      H. Industrial Tectonics Site Visit Notes of Metcalf & Eddy (undated);

      I. Work Plan for Site Investigation, Former Industrial Tectonics Facility, 18301 South Santa Fe Avenue, Rancho Dominguez, California, dated August, 1990 prepared by ENSR Consulting and Engineering;

      J. Environmental Audit at Industrial Tectonics Site, Rancho Dominguez, California, dated June, 1990 prepared by Metcalf & Eddy;

      K. Site Assessment Report, Industrial Tectonics Facility, 18301 South Santa Fe Avenue, Rancho Dominguez, California dated November, 1990, prepared by ENSR Consulting and Engineering;

      L. Preliminary General Discussion of Potential Remedial Actions and Associated Costs, Industrial Tectonics Facility, Rancho Dominguez, California, prepared by Metcalf & Eddy;

      M. Letter from Thomas King at Industrial Tectonics Bearings Corporation to Sharon Sorokin, dated January 7, 1992;

      N. Letter from Hygienetics/GCL to Peter Askey (Roller Bearing Company of America) and William Reynolds (Axel Johnson, Inc.) dated March 6, 1992 with attachments;

      O. Letter from Hygienetics/GSL to Peter Askey (Roller Bearing Company of America) and William Reynolds (Axel Johnson, Inc.) dated March 12, 1992 with attachments;

      P. Letter from South Carolina Department of Health and Environmental Control ("SCDHEC") dated August 13, 1987;

      Q. Letter from ERT to Gary Holmes dated October 23, 1987;

      R. Letter from Robert Zavatkay of Roller Bearing Company of America, dated January 3, 1992;

      S. Preliminary Environmental Site Assessment of the Roller Bearing Company of South Carolina Facility at Hartsville, South Carolina, dated September 30, 1987 prepared by ERT;

      T. Site Screening Investigation, Roller Bearing Corporation of South Carolina, dated June 22, 1990 prepared by Bureau of Solid Waste and Hazardous Waste Management of SCDHEC and transmittal letter dated July 19, 1991;

      U. Letter from L.E. Stegner of Roller Bearing Company of America to Harvey Daniels at SCDHEC, dated July 31, 1991;

      V. Due Diligence Update for Roller Bearing Company of America Site in Hartsville, South Carolina, dated December 6, 1991 prepared by ENSR Consulting and Engineering;

      W. Draft Letter from ENSR Consulting and Engineering to Sharon Sorokin, dated January 16, 1992;

      X. Letter from Chuck Holmes of Roller Bearing Company of America to Sharon Sorokin, dated January 7, 1992;

      y. Phase I Environmental Site Assessment, a Leased Portion of 31 Harwinton Avenue, Plymouth, Connecticut, dated December, 1991 prepared by Environmental Risk Limited;

      Z. All documents of public record relating to any of the Company Property other than those documents for which a court order or Freedom of Information Act request or similar request under a state or local statute or ordinance is required for release;

      AA. All documents, studies, reports, audits and analyses commissioned, obtained or reviewed by Buyer relating to the Company Property.

                     Schedule 3.2(o) - Intellectual Property

A.    Patents                               Number                Issued
      -------                               ------                ------
      Combination Seal and                 4,113,327             9/21/78
        Thrust Washer for
        Anti-Friction
        Bearings
      Method of Making                     4,161,055             7/17/79
        Self-Aligning
        Spherical Bushing
      Sealed Self-Aligning                 4,080,013             3/21/78
        Spherical Bushing
      Locking Device for                   4,185,539             1/29/80
       Hydraulic Actuator
      Self-Aligning Bushing                4,109,976             8/29/78
      Self-Aligning Spherical              4,765,757             8/23/88
        Bushing Means
      Cam Follower Assembly            Investigating
      Lined Split Plastic              Investigating
       Cage
      Split-Inner-Ring                     4,334,720             6/15/82
       Ball Bearing with
       Lubrication Structure
      Ball Bearing Retention               4,019,791             4/26/77
       Construction

B.    Trademarks:

  Trademark        Owner       Country      Number                Certificate
  ---------        -----       -------      ------                -----------
  Pitchlign        RBC         Germany      678,170               On Hand
  Pitchlign        RBC         Canada       100,105               On Hand
  Pitchlign        RBC         Australia    A119101               On Hand
  Pitchlign        RBC         Italy        313498
  Pitchlign        RBC         Japan        1445060               On Hand
  Pitchlign        RBC         France       1097578               On Hand
  Pitchlign        RBC         USA          Investigating
  Wicklube         RBC         USA          Investigating
  Glide-A-Seal     RBC         USA          1,107,055             On Hand
  Planelign        RBC         USA          786,377               On Hand
  RBC              RBC         Canada       154,239               On Hand
  RBC              RBC         Japan        797,349
  RBC              RBC         USA          586,678               On Hand
  Roller Block     RBC         USA          Investigating
  Orange           RBC         USA          Investigating
  Quadlube         RBC         USA          Investigating
  RBC Roller       RBC         USA          Investigating
  Helisphere       ITB         USA          741,578               On Hand
  Kylosphere       ITB         USA          873,754
  Rolltact         ITB         USA          838,763
  Cam-Centric      RBC         USA          1,562,046

C.    Encumbrances

      1. RBC and ITB have each granted a security interest in all of their intellectual property to Citicorp pursuant to the Citicorp Loan Agreement, which will be paid in full at the closing.

                  Schedule 3.2(p) - Labor Relations; Employees

A.    None

                           Schedule 3.2(a) - Insurance

A.    See Business Insurance Schedule attached hereto.

                           BUSINESS INSURANCE SCHEDULE

Type                              Coverage       Carrier                  Policy #              Period         Premium
----                              --------       -------                  --------              ------         -------
GCL/Products                     $1,000,000    Liberty Mutual        LG1-13-060188-151       1/1/92-1/1/93     $131,187
Umbrella/Products                15,000,000    Liberty Mutual        LE1-060188-181          1/1/92-1/1/93       47,200
Umbrella/Liability                5,000,000    Fireman's Fund        XXK-000-3150-3089       1/1/92-1/1/93        5,000
Aviation Products                50,000,000    National Union        AP479-6179              2/8/92-2/8/93      101,500
Property/BI                            Fire      Arkwright           250-376                 2/1/90-2/1/93       89,031
Company Plane                    10,000,000       U.S. Fire          650-AP-II-148927-2     7/22/91-7/22/92       2,166
                                (Liability)
Comprehensive Crime Bond            200,000       INA                JO1790067               6/30/91-6/30/92      1,793
Business Travel Accident Policy     100,000       INA                ABL-65-33-72            3/21/91-3/21/92      1,538
Welfare and Pension Plan Bond     1,600,000       INA                J01822317               6/30/91-6/30/92        226
Flood Policy                          (ITB)    Hobbs Group           FL2032435659            8/14/91-8/14/92        660
Workman's Comp                                    NJM                W15388-2-91            10/31/91-10/31/92   197,516*
                                               Liberty Mutual        WC2-131-060188-141       1/1/92-1/1/93     156,254
                                               Liberty Mutual        WC2-131-060188-201       1/1/92-1/1/93     181,115
Automobiles                                    Liberty Mutual        ASI-131-060188-161       1/1/92-1/1/93       7,741
                                               Liberty Mutual        ASI-131-060188-091       1/1/92-1/1/93      21,326
                                               Liberty Mutual        ASI-131-060188-171       1/1/92-1/1/93         984
                                               Liberty Mutual        ASI-131-060188-111       1/1/92-1/1/93      12,050

Above coverages include all locations as applicable.

----------
*     Net of dividend.

                Schedule 3.2(t) - Depositions, Powers of Attorney

(i)   Bank Names, etc.

A.    RBC

NEW JERSEY NATIONAL

            Type of Account     Account Number              Signatories
            ---------------     --------------              -----------

            Operating           320-7868                    Gary Holmes, Hal
                                                            Macsata, John Wnuk

            Executive           606-1609                    Gary Holmes, Hal
                                                            Macsata, John Wnuk

            Payroll             320-7879                    Gary Holmes, Hal
                                                            Macsata, John Wnuk

            Petty Cash          322-1937                    John Emling, George
                                                            Sobochek, Nancy
                                                            Hamcherick
NORTH CAROLINA
  NATIONAL BANK

            Payroll             758-429-716                 Gary Holmes, Hal
                                                            Macsata, Chuck
                                                            Holmes, Emanuele
                                                            Costa

            Petty Cash          758-432-423                 Gary Holmes, Bobby
                                                            MacFarland, Hal
                                                            Macsata

CONNECTICUT NATIONAL BANK

            Payroll             6612-6397                   Gary Holmes, Hal
                                                            Macsata, Bob
                                                            Zavatkay

            Petty Cash          6515-1896                   Bob Zavatkay, Hal
                                                            Macsata

CITICORP

            Revolving                                       Hal Macsata, John
            Credit Account                                  Wnuk, Gillian
                                                            Persaud, George
                                                            Dowbnia, Sandy
                                                            Taylor

            Blocked             01926-04512                 J. Gallagher, S.
                                                            Goetschius, C.
                                                            Torello, Garvin, S.
                                                            Fisher
B.    ITB

BANK OF AMERICA

            Type of Account     Account Number              Signatories
            ---------------     --------------              -----------

            General             01928-04511                 Mike Hartnett, Ed
                                                            Trainer, M.L.
                                                            Jarosh, Hal Macsata,
                                                            S.L. Wang

            Payroll             01923-04509                 Mike Hartnett, Ed
                                                            Trainer, M.L.
                                                            Jarosh, Hal Macsata,
                                                            S.L. Wang

            (ii)  Powers of Attorney

                  None.

                       Schedule 4.1(b) - Authority (Buyer)

            None.

                    Schedule 4.1(e) - Balance Sheet of Buyer

                         See Exhibit A attached hereto.

                   Schedule 4.1(f) - Brokers' or Finders' Fees

1.    William E. Myers.


                                      -40-